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                                                                   EXHIBIT 10.45

                    THIRD AMENDED AND RESTATED LOAN AGREEMENT

                                      AMONG

                    TALX CORPORATION, A MISSOURI CORPORATION

                                   AS BORROWER

                        LASALLE BANK NATIONAL ASSOCIATION

                             AS ADMINISTRATIVE AGENT

                                       AND

                   THE FROM TIME TO TIME LENDERS PARTY HERETO

                            DATED AS OF MAY 25, 2006

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                                TABLE OF CONTENTS

1. EFFECTIVE DATE................................................................     1
2. DEFINITIONS AND RULES OF CONSTRUCTION.........................................     1
   2.1. LISTED DEFINITIONS.......................................................     1
   2.2. OTHER DEFINITIONS........................................................     2
   2.3. REFERENCES TO COVERED PERSON.............................................     2
   2.4. REFERENCES TO REQUIRED LENDERS...........................................     2
   2.5. ACCOUNTING TERMS.........................................................     2
   2.6. MEANING OF SATISFACTORY..................................................     2
   2.7. COMPUTATION OF TIME PERIODS..............................................     2
   2.8. GENERAL..................................................................     2
3. LENDERS' COMMITMENTS..........................................................     3
   3.1. REVOLVING LOAN COMMITMENTS...............................................     3
      3.1.1. AGGREGATE AMOUNT....................................................     3
      3.1.2. LIMITATION ON REVOLVING LOAN ADVANCES...............................     4
      3.1.3. REVOLVING NOTES.....................................................     4
   3.2. INTENTIONALLY DELETED....................................................     4
   3.3. LETTER OF CREDIT COMMITMENT..............................................     4
   3.4. INCREASES IN AGGREGATE REVOLVING LOAN COMMITMENT.........................     5
   3.5. SWINGLINE FACILITY.......................................................     8
      3.5.1. SWINGLINE LOANS.....................................................     8
      3.5.2. PRINCIPAL AND INTEREST ON SWINGLINE LOANS...........................     8
      3.5.3 REFUNDING SWINGLINE LOANS............................................     9
   3.6 REDUCTIONS OF AGGREGATE REVOLVING LOAN COMMITMENT.........................    10
4. INTEREST......................................................................    10
   4.1. INTEREST ON DRAWS ON LETTERS OF CREDIT...................................    10
   4.2. INTEREST ON AGGREGATE REVOLVING LOANS....................................    10
   4.3. ADJUSTED BASE RATE.......................................................    10
   4.4. ADJUSTED EURODOLLAR RATE.................................................    10
   4.5. BASE RATE MARGINS AND EURODOLLAR MARGINS.................................    11
   4.6. CONVERSION OF LOANS......................................................    11
   4.7. INTEREST PERIODS FOR EURODOLLAR LOANS....................................    12
   4.8. TIME OF ACCRUAL..........................................................    12
   4.9. COMPUTATION..............................................................    12
   4.10. RATE AFTER MATURITY.....................................................    12
5. FEES..........................................................................    12
   5.2. REVOLVING LOAN UNUSED FEE................................................    12
   5.3. LETTER OF CREDIT FEE.....................................................    13
   5.4. LETTER OF CREDIT FRONTING FEE............................................    13
   5.5. OTHER LETTER OF CREDIT FEES..............................................    13
   5.6. ADMINISTRATIVE AGENT'S FEES..............................................    13
   5.7. CALCULATION OF FEES......................................................    13
6. PAYMENTS......................................................................    13
   6.1. SCHEDULED PAYMENTS ON AGGREGATE REVOLVING LOAN...........................    14
      6.1.1. INTEREST............................................................    14

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
      6.1.2. PRINCIPAL...........................................................    14
   6.2. INTENTIONALLY DELETED....................................................    14
   6.3. PREPAYMENTS..............................................................    14
      6.3.1. VOLUNTARY PREPAYMENTS...............................................    14
      6.3.2. MANDATORY PREPAYMENTS WHEN OVER-ADVANCES EXIST......................    14
   6.4. REIMBURSEMENT OBLIGATIONS OF BORROWER....................................    15
   6.5. MANNER OF PAYMENTS AND TIMING OF APPLICATION OF PAYMENTS.................    15
      6.5.1. PAYMENT REQUIREMENT.................................................    15
      6.5.2. APPLICATION OF PAYMENTS AND PROCEEDS................................    15
      6.5.3. INTEREST CALCULATION................................................    15
   6.6. RETURNED INSTRUMENTS.....................................................    16
   6.7. COMPELLED RETURN OF PAYMENTS OR PROCEEDS.................................    16
   6.8. DUE DATES NOT ON BUSINESS DAYS...........................................    16
7. PROCEDURE FOR OBTAINING ADVANCES AND LETTERS OF CREDIT........................    16
   7.2. LOAN ADVANCES............................................................    16
      7.2.1. BORROWER REQUESTS...................................................    16
      7.2.2. ADMINISTRATIVE AGENT'S RIGHT TO MAKE OTHER REVOLVING LOAN ADVANCES..    17
            7.2.2.1. PAYMENT OF LOAN OBLIGATIONS.................................    17
   7.3. LETTERS OF CREDIT........................................................    17
   7.4. FUNDINGS.................................................................    17
      7.4.1. REVOLVING ADVANCES..................................................    17
      7.4.2. DRAWS ON LETTERS OF CREDIT..........................................    17
      7.4.3. ALL FUNDINGS RATABLE................................................    18
   7.5. ADMINISTRATIVE AGENT'S AVAILABILITY ASSUMPTION...........................    18
      7.5.1. ASSUMPTION AS TO LENDERS............................................    18
      7.5.2. ASSUMPTION AS TO BORROWER...........................................    19
   7.6. DISBURSEMENT.............................................................    19
   7.7. RESTRICTIONS ON ADVANCES.................................................    19
   7.8. RESTRICTION ON NUMBER OF EURODOLLAR LOANS................................    19
   7.9. EACH ADVANCE REQUEST AND LETTER OF CREDIT REQUEST A CERTIFICATION........    19
   7.10. REQUIREMENTS FOR EVERY ADVANCE REQUEST..................................    20
   7.11. REQUIREMENTS FOR EVERY LETTER OF CREDIT REQUEST.........................    20
   7.12. EXONERATION OF ADMINISTRATIVE AGENT AND LENDERS.........................    20
8. SECURITY AND GUARANTIES.......................................................    20
10. Conditions of Lending........................................................    21
   10.1. CONDITIONS TO INITIAL ADVANCE...........................................    21
      10.1.1. LISTED DOCUMENTS AND OTHER ITEMS...................................    21
      10.1.2. FINANCIAL CONDITION................................................    21
      10.1.3. NO DEFAULT.........................................................    21
      10.1.5. REPRESENTATIONS AND WARRANTIES.....................................    21
      10.1.6. NO MATERIAL ADVERSE CHANGE.........................................    21
      10.1.7. PENDING MATERIAL PROCEEDINGS.......................................    22
      10.1.8. PAYMENT OF FEES AND EXPENSES.......................................    22
      10.1.11. INSURANCE.........................................................    22
      10.1.12. ENVIRONMENTAL.....................................................    22

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
      10.1.13. OTHER ITEMS.......................................................    22
   10.2. CONDITIONS TO SUBSEQUENT ADVANCES.......................................    22
      10.2.1. GENERAL CONDITIONS.................................................    22
      10.2.2. REPRESENTATIONS AND WARRANTIES.....................................    22
      10.2.3. NO DEFAULT.........................................................    22
   10.3. CONDITIONS TO ADVANCES FOR APPROVED ACQUISITIONS........................    22
      10.3.1. APPROVED ACQUISITION DELIVERABLES..................................    23
      10.3.3. ADDITIONAL SUBSIDIARIES............................................    23
      10.3.6. REQUEST TO FUND....................................................    24
11. CONDITIONS TO ISSUANCE OF LETTERS OF CREDIT..................................    24
   11.1. NO PROHIBITIONS.........................................................    24
   11.2. REPRESENTATIONS AND WARRANTIES..........................................    24
   11.3. NO DEFAULT..............................................................    24
   11.4. OTHER CONDITIONS........................................................    24
12. REPRESENTATIONS AND WARRANTIES...............................................    24
   12.1. ORGANIZATION AND EXISTENCE..............................................    25
   12.2. AUTHORIZATION...........................................................    25
   12.3. DUE EXECUTION...........................................................    25
   12.4. ENFORCEABILITY OF OBLIGATIONS...........................................    25
   12.5. BURDENSOME OBLIGATIONS..................................................    25
   12.6. LEGAL RESTRAINTS........................................................    25
   12.7. LABOR CONTRACTS AND DISPUTES............................................    25
   12.8. NO MATERIAL PROCEEDINGS.................................................    26
   12.9. MATERIAL LICENSES.......................................................    26
   12.10. COMPLIANCE WITH MATERIAL LAWS..........................................    26
      12.10.1. GENERAL COMPLIANCE WITH ENVIRONMENTAL LAWS AND EMPLOYMENT LAWS....    26
      12.10.2. PROCEEDINGS.......................................................    26
      12.10.3. INVESTIGATIONS REGARDING HAZARDOUS MATERIALS......................    26
      12.10.4. NOTICES AND REPORTS REGARDING HAZARDOUS MATERIALS.................    26
      12.10.5. ENVIRONMENTAL PROPERTY TRANSFER ACTS..............................    26
   12.12. CONSUMMATION OF THE APPROVED ACQUISITIONS..............................    26
   12.13. PRIOR TRANSACTIONS.....................................................    27
   12.15. SOLVENCY...............................................................    27
   12.16. PROJECTIONS; PRO FORMA BALANCE SHEET...................................    27
   12.17. FINANCIAL STATEMENTS...................................................    27
   12.18. NO CHANGE IN CONDITION.................................................    28
   12.19. INVESTMENTS............................................................    28
   12.20. INDEBTEDNESS...........................................................    28
   12.21. INDIRECT OBLIGATIONS...................................................    28
   12.22. OPERATING LEASES.......................................................    28
   12.23. CAPITAL LEASES.........................................................    28
   12.24. TAX LIABILITIES; GOVERNMENTAL CHARGES..................................    28
   12.25. PENSION BENEFIT PLANS..................................................    28
      12.25.1. PROHIBITED TRANSACTIONS...........................................    28
      12.25.2. CLAIMS............................................................    29

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
      12.25.3. REPORTING AND DISCLOSURE REQUIREMENTS.............................    29
      12.25.4. ACCUMULATED FUNDING DEFICIENCY....................................    29
      12.25.5. MULTI-EMPLOYER PLAN...............................................    29
   12.26. WELFARE BENEFIT PLANS..................................................    29
   12.27. RETIREE BENEFITS.......................................................    29
   12.28. DISTRIBUTIONS..........................................................    29
   12.29. REAL PROPERTY..........................................................    29
   12.32. NEGATIVE PLEDGES.......................................................    30
   12.34. S CORPORATION..........................................................    30
   12.35. SUBSIDIARIES AND AFFILIATES............................................    30
   12.37. MARGIN STOCK...........................................................    30
   12.38. SECURITIES MATTERS.....................................................    30
   12.39. INVESTMENT COMPANY ACT, ETC............................................    30
   12.40. NO MATERIAL MISSTATEMENTS OR OMISSIONS.................................    31
   12.41. FILINGS................................................................    31
   12.42. BROKER'S FEES..........................................................    31
   12.43. NO HART-SCOTT RODINO FILING REQUIRED...................................    31
13. MODIFICATION AND SURVIVAL OF REPRESENTATIONS.................................    31
14. AFFIRMATIVE COVENANTS........................................................    32
   14.1. USE OF PROCEEDS.........................................................    32
   14.2. CORPORATE EXISTENCE.....................................................    32
   14.3. MAINTENANCE OF PROPERTY AND LEASES......................................    32
   14.4. INVENTORY...............................................................    32
   14.5. INSURANCE...............................................................    33
   14.6. PAYMENT OF TAXES AND OTHER OBLIGATIONS..................................    33
   14.7. COMPLIANCE WITH LAWS....................................................    33
   14.8. DISCOVERY AND CLEAN-UP OF HAZARDOUS MATERIAL............................    34
      14.8.1. IN GENERAL.........................................................    34
      14.8.2. ASBESTOS CLEAN-UP..................................................    34
   14.9. TERMINATION OF PENSION BENEFIT PLAN.....................................    35
   14.10. NOTICE TO ADMINISTRATIVE AGENT OF MATERIAL EVENTS......................    35
   14.11. BORROWING OFFICER......................................................    36
   14.13. ACCOUNTING SYSTEM......................................................    36
      14.13.1. ACCOUNT RECORDS...................................................    36
      14.13.2. TRACING OF PROCEEDS...............................................    36
   14.14. FINANCIAL STATEMENTS...................................................    37
      14.14.1. ANNUAL FINANCIAL STATEMENTS.......................................    37
      14.14.2. QUARTERLY FINANCIAL STATEMENTS....................................    37
   14.15. OTHER FINANCIAL INFORMATION............................................    38
      14.15.2. STOCKHOLDER REPORTS...............................................    38
      14.15.3. PENSION BENEFIT PLAN REPORTS......................................    38
      14.15.4. TAX RETURNS.......................................................    38
   14.18. ANNUAL PROJECTIONS.....................................................    38
   14.19. OTHER INFORMATION......................................................    38
   14.20. AUDITS BY ADMINISTRATIVE AGENT.........................................    38
   14.23. ACCESS TO OFFICERS AND AUDITORS........................................    39

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
   14.24. PROFORMAS FOR PERMITTED ACQUISITIONS...................................    39
   14.26. ACQUISITION DOCUMENTS..................................................    40
   14.27. FURTHER ASSURANCES.....................................................    40
15. NEGATIVE COVENANTS...........................................................    40
   15.1. INVESTMENTS.............................................................    40
   15.2. INDEBTEDNESS............................................................    41
   15.3. PREPAYMENTS.............................................................    42
   15.4. INDIRECT OBLIGATIONS....................................................    42
   15.5. SECURITY INTERESTS......................................................    42
   15.6. NO AMENDMENTS TO ACQUISITION DOCUMENTS..................................    43
   15.7. ACQUISITIONS............................................................    43
   15.9. DISPOSAL OF PROPERTY....................................................    43
   15.10. DISTRIBUTIONS..........................................................    44
   15.11. CHANGE OF CONTROL......................................................    44
   15.12. AMENDMENT TO CHARTER DOCUMENTS.........................................    44
   15.13. CAPITAL STRUCTURE; EQUITY SECURITIES...................................    44
   15.14. CHANGE OF BUSINESS.....................................................    44
   15.15. TRANSACTIONS WITH AFFILIATES...........................................    44
   15.16. CONFLICTING AGREEMENTS.................................................    45
   15.17. SALE AND LEASEBACK TRANSACTIONS........................................    45
   15.18. NEW SUBSIDIARIES.......................................................    45
   15.19. FISCAL YEAR............................................................    45
   15.20. LEASES.................................................................    45
   15.21. TRANSACTIONS HAVING A MATERIAL ADVERSE EFFECT ON COVERED PERSON........    45
16. FINANCIAL COVENANTS..........................................................    46
   16.1. SPECIAL DEFINITIONS.....................................................    46
   16.2 INTENTIONALLY DELETED....................................................    47
   16.3. MINIMUM INTEREST COVERAGE...............................................    47
   16.5. INTENTIONALLY DELETED...................................................    47
17. DEFAULT......................................................................    47
   17.1. EVENTS OF DEFAULT.......................................................    47
      17.1.1. FAILURE TO PAY PRINCIPAL OR INTEREST...............................    47
      17.1.2. FAILURE TO PAY AMOUNTS OWED TO OTHER PERSONS.......................    48
      17.1.3. REPRESENTATIONS OR WARRANTIES......................................    48
      17.1.4. CERTAIN COVENANTS..................................................    48
      17.1.5. OTHER COVENANTS....................................................    48
      17.1.6. ACCELERATION OF OTHER INDEBTEDNESS.................................    48
      17.1.7. DEFAULT UNDER OTHER AGREEMENTS.....................................    48
      17.1.8. BANKRUPTCY; INSOLVENCY; ETC........................................    48
      17.1.9. JUDGMENTS; ATTACHMENT; SETTLEMENT; ETC.............................    49
      17.1.10. PENSION BENEFIT PLAN TERMINATION, ETC.............................    49
      17.1.11. LIQUIDATION OR DISSOLUTION........................................    49
      17.1.12. SEIZURE OF ASSETS.................................................    49
      17.1.14. LOAN DOCUMENTS; SECURITY INTERESTS................................    50
      17.1.16. GUARANTY; GUARANTOR...............................................    50
   17.2. CROSS DEFAULT...........................................................    50

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
   17.3. RIGHTS AND REMEDIES.....................................................    50
      17.3.1. TERMINATION OF COMMITMENTS.........................................    50
      17.3.2. ACCELERATION.......................................................    50
      17.3.3. RIGHT OF SETOFF....................................................    50
      17.3.9. JOINT AND SEVERAL..................................................    51
      17.3.10. MISCELLANEOUS.....................................................    51
   17.4. APPLICATION OF FUNDS....................................................    51
18. ADMINISTRATIVE AGENT AND LENDERS.............................................    51
   18.1. APPOINTMENT, POWERS, AND IMMUNITIES.....................................    52
   18.2. RELIANCE BY ADMINISTRATIVE AGENT........................................    52
   18.3. EMPLOYMENT OF AGENTS AND COUNSEL........................................    53
   18.4. DEFAULTS................................................................    53
   18.5. RIGHTS AS LENDER........................................................    53
   18.6. INDEMNIFICATION.........................................................    54
   18.7. NOTIFICATION OF LENDERS.................................................    54
   18.8. NON-RELIANCE ON AGENT AND OTHER LENDERS.................................    54
   18.9. RESIGNATION.............................................................    55
   18.10. COLLECTIONS AND DISTRIBUTIONS TO LENDERS BY ADMINISTRATIVE AGENT.......    55
   18.11. LENDER AS NON-U.S. PARTICIPANT.........................................    55
19. CHANGE IN CIRCUMSTANCES......................................................    56
   19.1. COMPENSATION FOR INCREASED COSTS AND REDUCED RETURNS....................    56
      19.1.1. LAW CHANGES OR TAX IMPOSITIONS.....................................    57
      19.1.2. CAPITAL ADEQUACY...................................................    57
      19.1.3. NOTICE TO BORROWER.................................................    58
   19.2. MARKET FAILURE..........................................................    58
   19.3. ILLEGALITY..............................................................    58
   19.4. COMPENSATION............................................................    59
   19.5. TREATMENT OF AFFECTED LOANS.............................................    59
   19.6. TAXES...................................................................    60
      19.6.1. GROSS-UP...........................................................    60
      19.6.2. LENDERS' UNDERTAKINGS..............................................    61
      19.6.3. SURVIVAL OF BORROWER'S OBLIGATIONS.................................    62
   19.7. USURY...................................................................    62
20. GENERAL......................................................................    62
   20.1. LENDERS' RIGHT TO CURE..................................................    62
   20.2. RIGHTS NOT EXCLUSIVE....................................................    62
   20.3. SURVIVAL OF AGREEMENTS..................................................    62
   20.4. ASSIGNMENTS.............................................................    62
      20.4.1. PERMITTED ASSIGNMENTS..............................................    62
      20.4.2. CONSEQUENCES AND EFFECT OF ASSIGNMENTS.............................    63
      20.4.3. AGREEMENTS UPON ASSIGNMENT.........................................    64
      20.4.4. REGISTER...........................................................    64
      20.4.5. NOTICE TO BORROWER OF ASSIGNMENT...................................    64
      20.4.6. ASSIGNMENT TO FEDERAL RESERVE BANK.................................    65
   20.5. SALE OF PARTICIPATIONS..................................................    65
   20.6. INTENTIONALLY DELETED...................................................    65

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
   20.7. INFORMATION.............................................................    65
   20.8. PAYMENT OF EXPENSES.....................................................    66
   20.9. GENERAL INDEMNITY.......................................................    66
   20.10. LETTERS OF CREDIT......................................................    67
   20.11. CHANGES IN ACCOUNTING PRINCIPLES.......................................    67
   20.12. LOAN RECORDS...........................................................    68
   20.13. OTHER GUARANTIES.......................................................    68
   20.14. LOAN OBLIGATIONS PAYABLE IN DOLLARS....................................    68
21. Miscellaneous................................................................    69
   21.1. NOTICES.................................................................    69
   21.2. AMENDMENTS AND MODIFICATIONS; WAIVERS AND CONSENTS......................    69
   21.3. RIGHTS CUMULATIVE.......................................................    70
   21.4. SUCCESSORS AND ASSIGNS..................................................    70
   21.5. SEVERABILITY............................................................    70
   21.6. COUNTERPARTS............................................................    70
   21.7. GOVERNING LAW; NO THIRD PARTY RIGHTS....................................    70
   21.8. COUNTERPART FACSIMILE EXECUTION.........................................    70
   21.9. EFFECT OF MERGER OF BANK................................................    71
   21.10. NEGOTIATED TRANSACTION.................................................    71
   21.11. CHOICE OF FORUM........................................................    71
   21.12. SERVICE OF PROCESS.....................................................    72
   21.13. WAIVER OF JURY TRIAL...................................................    72
   21.14. INCORPORATION BY REFERENCE.............................................    72
   21.15. PATRIOT ACT NOTIFICATION...............................................    72
   21.17. STATUTORY NOTICE - ORAL COMMITMENTS....................................    73

                    THIRD AMENDED AND RESTATED LOAN AGREEMENT

      In consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, TALX Corporation, a Missouri corporation (Borrower), and LaSalle Bank National Association (LaSalle), as Administrative Agent, LaSalle and the other lenders listed on
Exhibit 3 to this Third Amended and Restated Loan Agreement (Agreement), as Lenders, agree as follows:

      The Borrower, LaSalle and Southwest Bank of St. Louis entered into that certain Loan Agreement dated March 27, 2002, as amended by that certain First Amendment to Loan Agreement dated July 29, 2002 among Borrower, LaSalle and Southwest Bank of St. Louis, as further amended by that certain Second Amendment to Loan Agreement dated January 27, 2003 among Borrower, LaSalle and Southwest Bank of St. Louis, as further amended by that certain Third Amendment to Loan Agreement dated June 30, 2003 among Borrower, LaSalle and Southwest Bank of St. Louis (as so amended, the Original Loan Agreement), as amended and restated by that certain Amended and Restated Loan Agreement dated March 31, 2004, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated September 9, 2004, as further amended by that certain Second Amendment to Amended and Restated Loan Agreement dated September 30, 2004 (as so amended, the First Amended and Restated Loan Agreement), as amended and restated by that certain Second Amended and Restated Loan Agreement dated April 14, 2005, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated November 1, 2005, as further amended by that certain Second Amendment to Second Amended and Restated Loan Agreement dated April 6, 2006 (as so amended, the Second Amended and Restated Loan Agreement).

      In connection with the issuance by the Borrower of Parity Debt, the Administrative Agent and the Lenders will release their Security Interests securing the Loan Obligations and in connection therewith, the parties hereto desire to amend and restate the Second Amended and Restated Loan Agreement for the sake of clarity and convenience. This Agreement amends and restates, and the parties hereto hereby expressly agree that it does not constitute an extinguishment of the Loan Obligations pursuant to the Second Amended and Restated Loan Agreement. This Agreement and each Loan Document executed in connection herewith, evidences a refinancing of the Loan Obligations under the Second Amended and Restated Loan Agreement. All such Loan Obligations are amended and restated by this Agreement and shall constitute Loan Obligations hereunder. From and after the Execution Date (defined below), all references made to the Original Loan Agreement, the First Amended and Restated Loan Agreement or the Second Amended and Restated Loan Agreement in any Loan Document or in any other instrument or document shall, without more, be deemed to refer to this Agreement and the Loan Documents executed in connection herewith.

1. EXECUTION DATE. This Agreement is executed as of May 25, 2006.

2. DEFINITIONS AND RULES OF CONSTRUCTION.

      2.1. LISTED DEFINITIONS. Capitalized words defined in the Glossary attached hereto as Exhibit 2.1 shall have such defined meanings wherever used in this Agreement and the other Loan Documents. The inclusion of a defined term in the Glossary that is not used

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

      elsewhere in this Agreement or in the other Loan Documents shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

      2.2. OTHER DEFINITIONS. If a capitalized word in this Agreement is not defined in the Glossary, it shall have such meaning as defined elsewhere herein, or if not defined elsewhere herein, the meaning defined in the UCC. Terms are italicized in this Agreement where they are defined.

      2.3. REFERENCES TO COVERED PERSON. The words Covered Person, a Covered Person, any Covered Person, each Covered Person and every Covered Person refer to Borrower and each of its now existing or later acquired, created or organized Subsidiaries separately. The words Covered Persons refers to Borrower and its now existing or later acquired, created or organized Subsidiaries collectively.

      2.4. REFERENCES TO REQUIRED LENDERS. The words Required Lenders means a minimum of three (3) Lenders whose shares of Lenders' Exposure at the relevant time aggregate at least fifty-one percent (51%).

      2.5. ACCOUNTING TERMS. Unless the context otherwise requires, accounting terms herein that are not defined herein shall be determined under GAAP. All financial measurements contemplated hereunder respecting Borrower shall be made and calculated for Borrower and all of its now existing or later acquired, created or organized Subsidiaries, if any, on a consolidated and consolidating basis in accordance with GAAP unless expressly provided otherwise herein.

      2.6. MEANING OF SATISFACTORY. Whenever herein a document or matter is required to be satisfactory to Administrative Agent or satisfactory to Lenders or satisfactory to Required Lenders, unless expressly stated otherwise such document must be satisfactory to Administrative Agent, Lenders or Required Lenders (as applicable) in both form and substance, and unless expressly stated otherwise Administrative Agent, Lenders or Required Lenders (as applicable) shall have the commercially reasonable discretion to determine whether the document or matter is satisfactory.

      2.7. COMPUTATION OF TIME PERIODS. In computing or defining periods of time from a specified date to a later specified date, and in computing the accrual of interest or fees, the word from shall mean from and including and the words to and until shall each mean to but excluding. Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed, and references in this Agreement to months and years are to calendar months and calendar years unless otherwise specified.

      2.8. GENERAL. Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to any Person include such Person's successors and assigns, but, only if such successors and assigns are permitted by this Agreement; (iii) references to one gender include all genders; (iv) including is not limiting; (v) "or" has the inclusive meaning represented by the phrase "and/or"; (vi) the words "hereof," "herein," "hereby," "hereunder" and similar terms in

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      this Agreement refer to this Agreement as a whole, including its Exhibits, and not to any particular provision of this Agreement; (vii) the word "Section" or "section" and "Page" or "page" refer to a section or page, respectively, of this Agreement, and the word "Exhibit" refers to an Exhibit to this Agreement unless it expressly refers to something else;
      (viii) reference to any agreement, document, or instrument (including this Agreement and any other Loan Document or other agreement, document or instrument defined herein), means such agreement, document, or instrument as amended, modified, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and includes all attachments, exhibits and schedules thereto and documents incorporated therein, if any; and (ix) general and specific references to any Law means such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time. Section captions and the Table of Contents are for convenience only and shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

      2.9. RELEASE OF SECURITY INTERESTS. Effective as of the Effective Date, the Administrative Agent and each Lender hereby release any and all Security Interests securing the Loan Obligations which release includes, without limitation, (i) any Security Interests evidenced by UCC financing statements and intellectual property security recordations in the United States Patent and Trademark Office or the United States Copyright Office, and (ii) any Security Interests with respect to the capital stock or equity interests of any Subsidiary of the Borrower. Further, effective as of the Effective Date (i) the Security Agreements and the Pledge Agreements are hereby terminated, (ii) the Administrative Agent shall promptly file termination statements of UCC financing statements and releases of intellectual property security recordations in the United States Patent and Trademark Office and the United States Copyright Office, in each case, filed by the Administrative Agent in respect of the Security Agreements or the Pledge Agreements, (iii) the Administrative Agent agrees, upon the reasonable request of the Borrower, that the Administrative Agent will execute and deliver such additional terminations, releases and satisfactions of its Security Interests in any assets of the Borrower or its Subsidiaries as are necessary to evidence the foregoing release, and (iv) the Administrative Agent shall promptly release to the Borrower any stock certificates delivered in the possession of the Administrative Agent pertaining to the capital stock of the Borrower's Subsidiaries.

3. LENDERS' COMMITMENTS. Subject to the terms and conditions hereof, and in reliance upon the Representations and Warranties, Lenders make the following commitments to Borrower:

      3.1. REVOLVING LOAN COMMITMENTS.

            3.1.1. AGGREGATE AMOUNT. Subject to the limitations in Section 3.1.2 and elsewhere herein, each Lender commits to make available to Borrower, from the Effective Date to the Revolving Loan Maturity Date, such Lender's Pro-Rata Share of an Aggregate Revolving Loan Commitment of $150,000,000.00, by funding such Lender's Pro-Rata Share of Revolving Loan Advances made from time to time by Administrative Agent as provided herein. The Revolving Loan

            Commitment of each Lender on the Effective Date is listed on Exhibit 3 hereto. The Aggregate Revolving Loan Commitment may be increased or decreased as provided in this Agreement. Subject to the limitations in Section 3.1.2 and elsewhere herein, payments and prepayments that are applied to reduce the Aggregate Revolving Loan may be re-borrowed through Revolving Loan Advances.

            3.1.2. LIMITATION ON REVOLVING LOAN ADVANCES. No Revolving Loan Advance will be made which would result in the sum of the Aggregate Revolving Loan, Swingline Loan Exposure, and the Letter of Credit Exposure on any Advance Date (except to the extent that a Revolving Loan Advance will be used immediately to reimburse Letter of Credit Issuer for unreimbursed draws on a Letter of Credit) exceeding the Aggregate Revolving Loan Commitment, and no Revolving Loan Advance will be made on or after the Revolving Loan Maturity Date. Lenders may, however, in their absolute discretion make such Revolving Loan Advances, but shall not be deemed by doing so to have increased the Maximum Available Amount and shall not be obligated to make any such Revolving Loan Advances thereafter. At any time that there is an Existing Default, the Aggregate Revolving Loan Commitment may be canceled as provided in Section 17.3. The Maximum Available Amount on any date shall be a Dollar amount equal to the Aggregate Revolving Loan Commitment, minus (a) the amount outstanding under the Aggregate Revolving Loan on such date, (b) the Letter of Credit Exposure on such date (except to the extent that a Revolving Loan Advance will be used immediately to reimburse Letter of Credit Issuer for unreimbursed draws on a Letter of Credit), and (c) the Swingline Loan Exposure.

            3.1.3. REVOLVING NOTES. The obligation of Borrower to repay each Lender's Revolving Loan shall be evidenced by a promissory note payable to the order of such Lender in a maximum principal amount equal to the amount of its Revolving Loan Commitment and otherwise in form and substance satisfactory to Lenders.

      3.2. INTENTIONALLY DELETED.

      3.3. LETTER OF CREDIT COMMITMENT. Letter of Credit Issuer commits to issue standby letters of credit and commercial (documentary) letters of credit for the account of Borrower from time to time from the Effective Date to the Revolving Loan Maturity Date, but only in connection with transactions satisfactory to Letter of Credit Issuer and only if the Letter of Credit Exposure will not as a result of such issuance exceed the lesser of (i) $1,000,000.00 and (ii) the Maximum Available Amount. The expiration date of any Letter of Credit will be a Business Day that is not later than the date which is twenty-five Business Days prior to the Revolving Loan Maturity Date. Immediately upon the issuance by Letter of Credit Issuer of a Letter of Credit in accordance with the terms and conditions of this Agreement, Letter of Credit Issuer shall be deemed to have sold and transferred to each other Lender, and such other Lender shall be deemed to have purchased and received from Letter of Credit Issuer, a pro-rata undivided interest and participation in such Letter of Credit, the reimbursement obligation of Borrower with respect thereto, and any guaranty thereof or collateral therefor. Such other Lender's pro-rata undivided interest shall be the same as its Pro-Rata Share of the Aggregate Revolving Loan Commitment.

      3.4. INCREASES IN AGGREGATE REVOLVING LOAN COMMITMENT.

            3.4.1. REQUEST FOR INCREASE. At any time prior to April 6, 2008, the Borrower may request that the Aggregate Revolving Loan Commitment be increased without the prior written consent of all of the Lenders; provided that, (a) the Aggregate Revolving Loan Commitment shall at no time exceed $200,000,000; (b) the Borrower is not permitted to make any such request during the six month period following any reduction in the Aggregate Revolving Loan Commitment under this Agreement; (c) the Borrower is not permitted to make any such request more frequently than once in any 6-month period; and (d) each such request must be in a minimum amount of $10,000,000 and increments of $5,000,000 in excess thereof. Such request shall be made in a written notice given by the Borrower to the Administrative Agent and the Lenders not less than twenty (20) Business Days prior to the proposed effective date of such increase, which notice (a "Commitment Increase Notice") must specify the amount of the proposed increase in the Aggregate Revolving Loan Commitment and the proposed effective date of such increase.

            Any increase in the Aggregate Revolving Loan Commitment under this Agreement is subject to the following conditions precedent: (A) Borrower must have executed promissory notes in favor of each Lender and any Proposed New Lender in the amount of each Lender's Pro-Rata Share of the Aggregate Revolving Loan Commitment, as increased under this Section; (B) the Borrower must have obtained the consent thereto of each Guarantor and its reaffirmation of the Loan Document(s) executed by it, which consent and reaffirmation must be in writing and in form and substance reasonably satisfactory to the Administrative Agent, (C) as of the date of the Commitment Increase Notice and as of the proposed effective date of the increase in the Aggregate Revolving Loan Commitment under this Agreement, no event shall have occurred and then be continuing which constitutes a Default, Event of Default, or Existing Default under this Agreement,
            (D) the Borrower, the Administrative Agent and each Proposed New Lender or Lender that agreed to provide a "Commitment" in support of such increase in the Aggregate Revolving Loan Commitment under this Agreement must have executed and delivered a "Commitment and Acceptance" substantially in the form of Exhibit 3.4.1 hereto, (E) counsel for the Borrower and for the Guarantors must have provided to the Administrative Agent supplemental opinions in form and substance reasonably satisfactory to the Administrative Agent, and
            (F) the Borrower and the Proposed New Lender must otherwise have executed and delivered such other instruments and documents as may be required under Section 10.1.1 or that the Administrative Agent reasonably requests in connection with such increase. If any fee is charged by the Lenders in connection with any such increase, such fee shall be in accordance with then prevailing market conditions, which market conditions shall have been reasonably documented by the Administrative Agent to the Borrower. Upon satisfaction of the conditions precedent to any increase in the Aggregate Revolving Loan Commitment under this Agreement, the Administrative Agent will promptly advise the Borrower and each Lender of the effective date of such increase.

            3.4.2. LENDERS' PARTICIPATION IN INCREASE. In the event Borrower delivers a Commitment Increase Notice, each of the Lenders will be given the opportunity to participate in the requested increase. No Lender shall be obligated to increase its Commitment pursuant to a Commitment Increase Notice. On or prior to the date that is fifteen
            (15) Business Days after receipt of the Commitment Increase Notice, each Lender must submit to the Administrative Agent a notice indicating the maximum amount by which it is willing to increase its Commitment in connection with such Commitment Increase Notice (any such notice to the Administrative Agent being herein a "Lender Increase Notice"). Any Lender which does not submit a Lender Increase Notice to the Administrative Agent prior to the expiration of such fifteen (15) Business Day period will be deemed to have denied any increase in its Commitment. In the event that the increases of Commitments set forth in the Lender Increase Notices exceed the amount requested by the Borrower in the Commitment Increase Notice, the Administrative Agent has the right, in consultation with the Borrower, to allocate the amount of increases necessary to meet the Borrower's Commitment Increase Notice.

            3.4.3. PROPOSED NEW LENDER(s) PARTICIPATION IN INCREASE. In the event that the Lender Increase Notices are less than the amount requested by the Borrower, not later than three (3) Business Days prior to the proposed effective date the Borrower may notify the Administrative Agent of any financial institution that has agreed to become a "Lender" party hereto (a "Proposed New Lender") in connection with the Commitment Increase Notice. Any Proposed New Lender must be consented to by the Administrative Agent (which consent shall not be unreasonably withheld). If the Borrower does not arrange for any Proposed New Lender(s) to commit to the shortfall from the Lender Increase Notices, then the Borrower will be deemed to have reduced the amount of its Commitment Increase Notice to the aggregate amount set forth in the Lender Increase Notices. Based upon (i) the Lender Increase Notices, (ii) any allocations made in connection therewith and (iii) if applicable, any notice regarding any Proposed New Lender, the Administrative Agent will notify the Borrower and the Lenders on or before the Business Day immediately prior to the proposed effective date of the amount of each Lender's and each Proposed New Lender's Commitment (the "Effective Commitment Amount") and the amount of the Aggregate Revolving Loan Commitment under this Agreement which amounts are effective on the following Business Day.

            Upon the effective date of any increase in the Aggregate Revolving Loan Commitment under this Agreement that is supported by a Proposed New Lender, such Proposed New Lender will be a party to this Agreement as a Lender, will have the rights and obligations of a Lender hereunder, and execute any document evidencing joinder in this Agreement as required by Administrative Agent.

            Nothing contained herein constitutes, or otherwise is, a commitment on the part of any Lender to increase its Commitment hereunder at any time.

            3.4.4. BUYING AND SELLING LENDERS. For purposes of this Section 3.4.4, (A) the term "Buying Lender(s)" means (i) each Lender the Effective Commitment Amount of which is greater than its Commitment prior to the effective date of any increase in the Aggregate Revolving Loan Commitment under this Agreement, and (ii) each Proposed New Lender that is allocated an Effective Commitment Amount in connection with any Commitment Increase Notice, and (B) the term "Selling Lender(s)" shall mean each Lender whose Commitment under this Agreement is not being increased from that in effect prior to such increase in the Aggregate Revolving Loan Commitment under this Agreement. Effective on the effective date of any increase in the Aggregate Revolving Loan Commitment under this Agreement pursuant to Sections 3.4.1, 3.4.2 and 3.4.3 above, each Selling Lender hereby sells, grants, assigns and conveys to each Buying Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Selling Lender's right, title and interest in and to its outstanding Revolving Loans in the respective dollar amounts and percentages necessary so that, from and after such sale, each Selling Lender's outstanding Revolving Loans shall equal such Selling Lender's Pro-Rata Share (calculated based upon the Effective Commitment Amounts) of the outstanding Revolving Loans under this Agreement. Effective on the effective date of the increase in the Aggregate Revolving Loan Commitment under this Agreement pursuant to Sections 3.4.1, 3.4.2, and 3.4.3 above, each Buying Lender hereby purchases and accepts such grant, assignment and conveyance from the Selling Lenders. Each Buying Lender hereby agrees that its respective purchase price for the portion of the outstanding Revolving Loans purchased hereby shall equal the respective dollar amount necessary so that, from and after such payments, each Buying Lender's outstanding Revolving Loans shall equal such Buying Lender's Pro-Rata Share (calculated based upon the Effective Commitment Amounts) of the outstanding Revolving Loans under this Agreement. Such amount shall be payable on the effective date of the increase in the Aggregate Revolving Loan Commitment under this Agreement by wire transfer of immediately available funds to the Administrative Agent. The Administrative Agent, in turn, shall wire transfer any such funds received to the Selling Lenders, in same day funds, for the sole account of the Selling Lenders. Each Selling Lender hereby represents and warrants to each Buying Lender that such Selling Lender owns the Revolving Loans being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Revolving Loans, except for participations which will be extinguished upon payment to Selling Lender of an amount equal to the portion of the outstanding Revolving Loans being sold by such Selling Lender. Each Buying Lender hereby acknowledges and agrees that, except for each Selling Lender's representations and warranties contained in the foregoing sentence, each such Buying Lender has entered into its Commitment and Acceptance with respect to such increase on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders or the Administrative Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents. The Borrower hereby agrees to compensate each Selling Lender for all losses, expenses and liabilities incurred by each Lender in connection with the sale and assignment of any Revolving Loan or Swingline Loan hereunder on the terms and in the manner as set forth in Section 19.4.

      3.5. SWINGLINE FACILITY.

            3.5.1. SWINGLINE LOANS. Upon receipt of a Loan Request Certificate as provided in Section 7.10, subject to the terms and conditions hereof and in reliance on the obligations of the Lenders to the Administrative Agent under this Agreement, Administrative Agent may, in its sole discretion, advance a swingline (the "Swingline") in the form of one or more swingline loans (each a "Swingline Loan") to the Borrower from time to time before the Revolving Loan Maturity Date on a revolving basis up to $5,000,000 in aggregate principal amount from time to time (the "Swingline Facility") only if the Swingline Loan Exposure will not as a result of such advance exceed the lesser of (i) $5,000,000 or (ii) the Maximum Available Amount. The Administrative Agent may make a Swingline Loan even if after making a Swingline Loan, the Administrative Agent's Pro-Rata Share of the sum of the Aggregate Revolving Loans, the Letter of Credit Exposure, and all outstanding Swingline Loans will exceed the Administrative Agent's Pro-Rata Share of the Aggregate Revolving Loan Commitment. Swingline Loans may be repaid and their principal amount reborrowed before the Revolving Loan Maturity Date, subject to the terms and conditions hereof. No more than five (5) Swingline Loans may be outstanding at any time.

            All Swingline Loans made by Administrative Agent under the Swingline Facility shall be evidenced by a Swingline Note of the Borrower (the "Swingline Note") payable to the order of Administrative Agent in the amount of its Swingline Facility. Without regard to the face principal amount of the Swingline Note, the actual principal amount at any time outstanding and owing by the Borrower on account thereof during the period ending on the Revolving Loan Maturity Date shall be the sum of all advances then or theretofore made thereon less all principal payments actually received thereon during such period.

            3.5.2. PRINCIPAL AND INTEREST ON SWINGLINE LOANS. Each Swingline Loan shall bear interest on the unpaid principal amount thereof from the date such Swingline Loan is made until paid in full at the Adjusted Base Rate. Borrower shall pay interest on each Swingline Loan monthly in arrears beginning on the first day of the first calendar month ending after the date Administrative Agent advances any Swingline Loan and continuing on the first day of each calendar month thereafter and on the Revolving Loan Maturity Date. Borrower shall repay the entire amount of any Swingline Loan as then outstanding on the earlier of demand therefor or the Revolving Loan Maturity Date. Upon the occurrence and during the continuance of an Event of Default, Default, or Existing Default hereunder all Swingline Loans shall bear interest at the rate specified in Section 4.10.

            3.5.3. REFUNDING SWINGLINE LOANS. In its sole and absolute discretion, Administrative Agent may at any time, but no less frequently than once weekly, on behalf of the Borrower (which hereby irrevocably authorizes Administrative Agent to act on its behalf for such purpose), request each Lender by means of written or telegraphic notices to make a Revolving Loan in an amount proportionate to such Lender's Pro-Rata Share of the Aggregate Revolving Loan Commitment as applied to the amount of the Swingline Loans outstanding on the date such notice is given. Unless any of the conditions of this Section 3.5.3 are not fulfilled on such date, each Lender shall make the proceeds of its requested Loan available to Administrative Agent, in immediately available funds, at the principal office of Administrative Agent in Chicago, Illinois, before 2:00 p.m. (Local Time) on the Business Day such notice is given (provided that such notice is given by 12:00 p.m. Local Time). In the event the Administrative Agent does not provide notice to the Lenders by 12:00 p.m. Local Time, such notice from the Administrative Agent shall be deemed to have been received on the following Business Day. The proceeds of such Revolving Loans shall be immediately paid to the Administrative Agent and applied to repay the outstanding Swingline Loans.

                  3.5.3.1. If, prior to any Lender refunding a Swingline Loan with a Revolving Loan pursuant to Section 3.5.3, one of the events described in Section 17.1.8 has occurred, then, subject to the provisions of Section 3.5.3.2 below, each Lender shall, on the date such Revolving Loan was to have been made for the benefit of the Borrower, purchase from the Administrative Agent an undivided participation interest in the Swingline Loan in an amount equal to its Pro-Rata Share of such Swingline Loan. Upon request, each Lender shall promptly transfer to the Administrative Agent, in immediately available funds, the amount of its participation interest.

                  3.5.3.2. Each Lender's obligation to make Revolving Loans in accordance with Section 3.5.3 and to purchase participation interests in accordance with Section 3.5.3.1 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Administrative Agent, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or Event of Default; (iii) any inability of the Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If and to the extent any Lender shall not have made the amount required pursuant to Sections 3.5.3 or 3.5.3.1, as the case may be, available to the Administrative Agent, as applicable, by 2:00 P.M., Local Time on the Business Day on which such

                  Lender receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after 12:00 p.m. Local Time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Administrative Agent for the Administrative Agent's account forthwith on demand, for each day from the date such amount was to have been delivered to the Administrative Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and
                  (b) thereafter, the Base Rate from time to time in effect.

      3.6. REDUCTIONS OF AGGREGATE REVOLVING LOAN COMMITMENT. The Borrower shall have the right at any time upon five (5) Business Days prior written notice to the Administrative Agent and the Lenders to reduce the Aggregate Revolving Loan Commitment in a minimum principal amount of $5,000,000.00 or such greater amount which is an integral multiple of $1,000,000.00; provided, however, that the Borrower may not reduce the Aggregate Revolving Loan Commitment below the aggregate sum of outstanding Loan Obligations.

4. INTEREST.

      4.1. INTEREST ON DRAWS ON LETTERS OF CREDIT. The unreimbursed amount of each draw on a Letter of Credit shall bear interest at a rate per annum equal to the Adjusted Base Rate applicable to Revolving Loans.

      4.2. INTEREST ON AGGREGATE REVOLVING LOANS. Borrower may, as provided in
      Section 7, designate the whole of an Advance or any part of an Advance to be either a Base Rate Advance or a Eurodollar Advance; provided, however, during the existence of an Existing Default, Borrower may not designate an Advance or part of an Advance as a Eurodollar Advance. Each Base Rate Advance when made will become a Base Rate Loan, which shall bear interest at the Adjusted Base Rate. Each Eurodollar Advance when made will become a Eurodollar Loan, which shall bear interest at the Adjusted Eurodollar Rate. Borrower may also, as provided herein, convert some or all of a Base Rate Loan into a Eurodollar Loan and some or all of a Eurodollar Loan into a Base Rate Loan. For each Eurodollar Loan, Borrower shall select an Interest Period as provided in Section 4. A Eurodollar Loan shall bear interest at the Adjusted Eurodollar Rate throughout the applicable Interest Period designated by Borrower.

      4.3. ADJUSTED BASE RATE. The Adjusted Base Rate for any Base Rate Loan which is a Revolving Loan shall be the Base Rate plus the applicable Base Rate Margin determined from the table in Section 4.5.

      4.4. ADJUSTED EURODOLLAR RATE. The Adjusted Eurodollar Rate for any Eurodollar Loan which is a Revolving Loan shall be the Eurodollar Rate plus the applicable Eurodollar Margin determined from the table in Section 4.5.

      4.5. BASE RATE MARGINS AND EURODOLLAR MARGINS. Commencing on the Execution Date, the Margins shall be determined as follows:

If the ratio of Borrower's
   Total Indebtedness to
EBITDA (for the four fiscal
quarter period of Borrower    The Base Rate   The Eurodollar
 most recently ended) is:       Margin is:      Margin is:
---------------------------   -------------   --------------
 Greater than or equal to         0.00%            1.75%
         2.00 to 1
  Less than 2.00 to 1 and         0.00%            1.50%
 greater than or equal to
         1.50 to 1
  Less than 1.50 to 1 and         0.00%            1.25%
 greater than or equal to
         1.00 to 1
    Less than 1.00 to 1           0.00%            1.00%

      For purposes of computing the applicable Margins, the ratio of Borrower's Total Indebtedness to EBITDA as of the Execution Date is hereby agreed to be greater than 2.0 to 1. Thereafter, the applicable Margins shall be re-determined by Administrative Agent promptly after each delivery by Borrower to Administrative Agent of Borrower's Financial Statements (and accompanying Compliance Certificate) as required in Section 14.14.2, and will become applicable on the third Business Day following the day when Borrower delivers such Financial Statements (and accompanying Compliance Certificate) to Administrative Agent.

      4.6. CONVERSION OF LOANS. Borrower may (i) as of any Business Day convert some or all of a Base Rate Loan to a Eurodollar Loan, or (ii) at the end of any Interest Period of a Eurodollar Loan, continue the Loan as a Eurodollar Loan for an additional Interest Period or convert some or all of such Eurodollar Loan to a Base Rate Loan; provided however, that if there is an Existing Default, Borrower may not convert a Base Rate Loan to a Eurodollar Loan or continue a Eurodollar Loan for an additional Interest Period. To cause any conversion or continuation, Borrower shall give Administrative Agent, prior to 11:00 a.m. Local Time three Business Days prior to the date the conversion or continuation is to be effective, a written request (which may be mailed, personally delivered or telecopied as provided in Section 21.1) (i) specifying whether a conversion or continuation is requested, (ii) in the case of a conversion, specifying the amount to be converted and whether it is to be a Eurodollar Loan or a Base Rate Loan upon the conversion, and (iii) in the case of any conversion to or continuation of a Eurodollar Loan, specifying the Interest Period therefor. If such notice is not given prior to 11:00 a.m. Local Time on the third Business Day preceding the last day of the Interest Period of a Eurodollar Loan, then Borrower shall be deemed to have timely given a notice to Administrative Agent requesting to convert all of such Eurodollar Loan to a Base Rate Loan. In the case of a Eurodollar Loan, any conversion or continuation shall become effective only on the day following the last day of the current Interest Period.

      4.7. INTEREST PERIODS FOR EURODOLLAR LOANS. For each Eurodollar Loan Borrower shall select an Interest Period that is either one month, two months, three months or six months; provided that:

            4.7.1. every such Interest Period for a Eurodollar Advance shall commence on the date of the Advance or on the date of the conversion or continuation of any Loan as a Eurodollar Loan;

            4.7.2. if any Interest Period would otherwise expire on a day of a calendar month which is not a Business Day, then such Interest Period shall expire on the next succeeding Business Day in that calendar month; provided, however, that if the next succeeding Business Day would be in the following calendar month, it shall expire on the first preceding Business Day;

            4.7.3. any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

            4.7.4. no Interest Period for a Eurodollar Loan that is part of the Aggregate Revolving Loan shall extend beyond the Revolving Loan Maturity Date.

      4.8. TIME OF ACCRUAL. Interest shall accrue on all principal amounts outstanding from the date when first outstanding to the date when no longer outstanding. Amounts shall be deemed outstanding until payments are applied thereto as provided herein.

      4.9. COMPUTATION. Interest shall be computed for the actual days elapsed over a year deemed to consist of 360 days. Interest rates that are based on the Base Rate shall change simultaneously with any change in the Base Rate and shall be effective for the entire day on which such change becomes effective. The Base Rate will be determined by Administrative Agent on the Execution Date and on each Business Day thereafter when the Base Rate changes.

      4.10. RATE AFTER MATURITY. Borrower shall pay interest on the Aggregate Revolving Loans and any Obligations with respect to Letters of Credit after their Maturity, and, at the option of Administrative Agent, on the Aggregate Revolving Loans and on the other Loan Obligations after the occurrence of an Event of Default, at a rate per annum of two percent (2.0%) plus the interest rate otherwise applicable thereto.

5. FEES.

      5.1. INTENTIONALLY DELETED.

      5.2. REVOLVING LOAN UNUSED FEE. Borrower shall pay to Administrative Agent for the account of Lenders a non-refundable, recurring Revolving Loan Unused Fee calculated by applying the daily equivalent of an annual Unused Fee Rate (computed for the actual number of days over a year deemed to consist of 360 days) to the Unused Revolving Loan Commitment on each day during the period from the Execution Date to the Revolving Loan Maturity Date. The Unused Revolving Loan Commitment on any day shall be the difference between (i) the amount of the Aggregate Revolving Loan Commitment and (ii) the sum of (a) the Aggregate Revolving Loan, (b) the aggregate undrawn amount of outstanding Letters of Credit, and (c) the total of all amounts drawn on outstanding Letters of Credit but not reimbursed to Letter of Credit Issuer by Borrower as of the close of business on such day. The Revolving Loan Unused Fee shall be payable quarterly in arrears commencing on the last day of the first calendar quarter ending after the Execution Date and continuing on the last day of each calendar quarter thereafter and on the Revolving Loan Maturity Date. The annual Unused Fee Rate shall be 0.250%. The Administrative Agent shall distribute the Revolving Loan Unused Fee to each Lender in accordance with each Lender's Pro-Rata Share.

      5.3. LETTER OF CREDIT FEE. Borrower shall pay to Administrative Agent for the account of Letter of Credit Issuer and each other Lender with a Revolving Loan Commitment, a non-refundable recurring Letter of Credit Fee for each Letter of Credit issued by Letter of Credit Issuer. The Letter of Credit Fee for any Letter of Credit shall be an amount equal to the aggregate undrawn amount of such Letter of Credit multiplied by the Eurodollar Margin in effect on the date such Letter of Credit is issued. The Letter of Credit Fee for each Letter of Credit shall be payable in advance upon its issuance and quarterly thereafter on the last Business Day of each calendar quarter thereafter while such Letter of Credit is outstanding.

      5.4. LETTER OF CREDIT FRONTING FEE. Borrower shall pay to Letter of Credit Issuer a non-refundable, one-time Fronting Fee equal to 0.125% of the face amount of each Letter of Credit issued by Letter of Credit Issuer. The Fronting Fee due for any Letter of Credit shall be payable in advance on the issuance date of such Letter of Credit.

      5.5. OTHER LETTER OF CREDIT FEES. Borrower shall pay to Letter of Credit Issuer such Letter of Credit Issuer's other customary fees for issuance, amendment, or renewal of a Letter of Credit and, as Letter of Credit Issuer and Borrower may agree with respect to each Letter of Credit, for each negotiation of a draft drawn under such Letter of Credit.

      5.6. ADMINISTRATIVE AGENT'S FEES. Borrower shall pay to Administrative Agent, and solely for the account of Administrative Agent, an annual non-refundable Agency Fee in the amount as set forth in the Agency Fee Letter together with any other fee payable solely for the account of Administrative Agent as set forth therein. The annual Agency Fee payment shall be paid to Administrative Agent on each anniversary date of the Execution Date.

      5.7. CALCULATION OF FEES. All of the foregoing fees and all other fees payable to Administrative Agent or any Lender that are based on an annual percentage shall be calculated on the basis of a year deemed to consist of 360 days and for the actual number of days elapsed.

6. PAYMENTS.

      6.1. SCHEDULED PAYMENTS ON AGGREGATE REVOLVING LOAN.

            6.1.1. INTEREST. Borrower shall pay interest accrued on each Base Rate Loan included in the Aggregate Revolving Loan monthly in arrears beginning on the first day of the first calendar month ending after the Execution Date and continuing on the first day of each calendar month thereafter, and on the Revolving Loan Maturity Date. Borrower shall pay interest accrued on each Eurodollar Loan included in the Aggregate Revolving Loan at the end of its Interest Period, and in addition, for each such Eurodollar Loan with an Interest Period longer than three months, Borrower shall pay interest accrued thereon on each day that would have been the end of an Interest Period with respect to such Eurodollar Loan had successive Interest Periods of three months' duration been applicable to such Eurodollar Loan. Borrower shall pay interest accrued on each Revolving Loan after the Revolving Loan Maturity Date on demand.

            6.1.2. PRINCIPAL. Borrower shall repay the entire amount of the Aggregate Revolving Loan as then outstanding on the Revolving Loan Maturity Date.

      6.2. INTENTIONALLY DELETED.

      6.3. PREPAYMENTS.

            6.3.1. VOLUNTARY PREPAYMENTS. Subject to the limitations in the following sentences, Borrower may wholly prepay any Base Rate Loan or Eurodollar Loan that is included in the Aggregate Revolving Loan, at any time and may make a partial prepayment thereon from time to time, without payment of a premium. Notwithstanding the foregoing, no partial or entire prepayment may be made hereunder unless (i) Borrower gives Administrative Agent written notice (which may be mailed, personally delivered or telecopied as provided in Section 21.1) or telephonic notice (promptly confirmed in writing in the manner provided in Section 21.1) of Borrower's intention to make such prepayment at least one Business Day prior to tendering such prepayment, (ii) the total amount of such prepayment is a whole multiple of $1,000.00 (iii) Borrower pays any accrued interest on the amount prepaid at the time of such prepayment and (iv) Borrower pays any amount that is due under Section 19.4 as a consequence of the prepayment. Voluntary prepayments described in this Section 6.3.1, unless otherwise expressly stated in writing by Borrower to Administrative Agent prior to the making of such prepayment, shall be deemed made on the Base Rate Loans included in the Aggregate Revolving Loan until they are reduced to zero, and then to the Eurodollar Loans included in the Aggregate Revolving Loan (and all compensation due pursuant to Section 19.4 in connection therewith) until they are reduced to zero, and will be applied by Lenders to reduce the Revolving Loans in accordance with their respective Pro-Rata Shares of the Aggregate Revolving Loan Commitment.

            6.3.2. MANDATORY PREPAYMENTS WHEN OVER-ADVANCES EXIST. If at any time the sum of the Aggregate Revolving Loan, the Swingline Loan Exposure and the

            Letter of Credit Exposure exceeds the Aggregate Revolving Loan Commitment, whether as a result of optional Revolving Loan Advances by Lenders as contemplated by Section 3.1.2 or otherwise, Borrower shall on demand make a payment in the amount of the excess to Administrative Agent for the account of Lenders on the Aggregate Revolving Loan. Each such prepayment will be applied by Administrative Agent and Lenders first to reduce the Base Rate Loans that are included in the Aggregate Revolving Loan (and consequently a ratable portion of each Lender's Revolving Loan) until they are reduced to zero and then to reduce the Eurodollar Loans that are included in the Aggregate Revolving Loan (and consequently a ratable portion of each Lender's Revolving Loan). In the case of such a prepayment, Borrower will pay any accrued interest on the amount prepaid at the time of such prepayment, and Borrower will pay any amount that is due under Section 19.4 as a consequence of the prepayment.

      6.4. REIMBURSEMENT OBLIGATIONS OF BORROWER. Borrower hereby unconditionally agrees to immediately pay to Letter of Credit Issuer on demand at the Letter of Credit Issuer's Applicable Lending Office all amounts required to pay all drafts drawn under Letters of Credit issued for the account of Borrower and all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letters of Credit and in any event and without demand to remit to Letter of Credit Issuer (which may be through obtaining Revolving Advances if permitted under Section 3.1.2) sufficient funds to pay all debts and liabilities arising under any Letter of Credit issued for the account of Borrower.

      6.5. MANNER OF PAYMENTS AND TIMING OF APPLICATION OF PAYMENTS.

            6.5.1. PAYMENT REQUIREMENT. Unless expressly provided to the contrary elsewhere herein, Borrower shall make each payment on the Loan Obligations to Administrative Agent for the account of Lenders as required under the Loan Documents at the Applicable Lending Office of the Administrative Agent on the date when due, without deduction, setoff or counterclaim. All such payments will be distributed by Administrative Agent to Lenders as provided in
            Section 18.10 for application to the Loan Obligations as provided herein.

            6.5.2. APPLICATION OF PAYMENTS AND PROCEEDS. All payments received by Administrative Agent in immediately available funds at or before 3:00 p.m. (Local Time) on a Business Day will be distributed by Administrative Agent to Lenders as provided in Section 18.10 on the same Business Day. Such payments received on a day that is not a Business Day or after 3:00 p.m. (Local Time) on a Business Day will be distributed by Administrative Agent to Lenders as provided in
            Section 18.10 on the next Business Day. The amount so distributed to a Lender will be applied by such Lender to the relevant Loan Obligation on the Business Day when received.

            6.5.3. INTEREST CALCULATION. Section 6.5.2 notwithstanding, for purposes of interest calculation only, (i) a payment by check, draft, cash, by wire transfer, or other instrument received at or before 3:00 p.m. (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the

            Business Day when it is received, (ii) a payment by check, draft, cash, by wire transfer, or other instrument received on a day that is not a Business Day or after 3:00 p.m. on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the next Business Day.

      6.6. RETURNED INSTRUMENTS. If a payment is made by check, draft or other instrument and the check, draft or other instrument is returned unpaid, any application of the payment to the Loan Obligations will be reversed and will be treated as never having been made.

      6.7. COMPELLED RETURN OF PAYMENTS. If Administrative Agent or any Lender is for any reason compelled to surrender any payment because such payment is for any reason invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, then this Agreement and the Loan Obligations to which such payment was applied or intended to be applied shall be revived as if such application was never made; and Borrower shall be liable to pay to Administrative Agent or such Lender, and shall indemnify Administrative Agent or such Lender for and hold Administrative Agent or such Lender harmless from any loss with respect to, the amount of such payment surrendered. This Section shall be effective notwithstanding any contrary action that Administrative Agent or such Lender may take in reliance upon its receipt of any such payment. Any such contrary action so taken by Administrative Agent or such Lender shall be without prejudice to Administrative Agent's or such Lender's rights under this Agreement and shall be deemed to have been conditioned upon the application of such payment having become final and indefeasible. The provisions of this Section shall survive termination of the Commitments, the expiration of the Letters of Credit and the indefeasible full payment and satisfaction of all of the Loan Obligations.

      6.8. DUE DATES NOT ON BUSINESS DAYS. If any payment required hereunder becomes due on a date that is not a Business Day, then such due date shall be deemed automatically extended to the next Business Day, and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

7. PROCEDURE FOR OBTAINING ADVANCES AND LETTERS OF CREDIT.

      7.1. INTENTIONALLY DELETED.

      7.2. LOAN ADVANCES.

            7.2.1. BORROWER REQUESTS. From and after the Execution Date, Borrower may request Revolving Loan Advances from time to time, but not more often than once each Business Day, by submitting a request therefor to Administrative Agent as provided in Section 7.10. Administrative Agent may treat every request for an Advance as a request for a Base Rate Advance if Borrower does not specify that such Advance is to be a Eurodollar Advance in Borrower's request for an Advance. Every request for an Advance shall be irrevocable. A request for an Advance received by Administrative Agent on a day that is not a Business Day or that is received by Administrative Agent after 12:00 noon (Local
            Time) on a Business Day shall be treated as having been received by Administrative Agent prior 12:00 noon (Local Time) on the next Business Day.

            7.2.2. ADMINISTRATIVE AGENT'S RIGHT TO MAKE REVOLVING LOAN ADVANCES TO PAY LOAN OBLIGATIONS. If Borrower has failed to timely pay any of the Loan Obligations, Administrative Agent shall have the right to make Revolving Loan Advances at any time and from time to time to cause timely payment of any of the Loan Obligations. Administrative Agent may select the Advance Date for any such Revolving Loan Advance, but such Advance Date may only be a Business Day. Administrative Agent will give notice to Borrower after any such Revolving Loan Advance is made. Any such Revolving Loan Advance will be a Base Rate Advance.

      7.3. LETTERS OF CREDIT. Borrower may request the issuance of a Letter of Credit by submitting an issuance request to Letter of Credit Issuer pursuant to the Letter of Credit Agreement required under Section 11 no less than five Business Days prior to the requested issue date for such Letter of Credit.

      7.4. FUNDINGS.

            7.4.1. REVOLVING ADVANCES. Not later than 1:00 p.m. (Local Time) on each Advance Date for an Advance, Administrative Agent shall promptly notify each Lender of the amount of the Advance to be made on that Advance Date. Each Lender shall make immediately available to Administrative Agent by 3:00 p.m. (Local Time) on the Advance Date funds consisting solely of Dollars in the amount of its Pro-Rata Share of such Advance, in accordance with such remittance instructions as may be given by Administrative Agent to Lenders from time to time.

            7.4.2. DRAWS ON LETTERS OF CREDIT. In the event that a draw is made on a Letter of Credit and Borrower does not reimburse the amount of such draw in full to Letter of Credit Issuer immediately on demand, Letter of Credit Issuer shall promptly notify Administrative Agent of such failure. Upon Administrative Agent's receipt of such notice from Letter of Credit Issuer, Administrative Agent may notify each Lender thereof and shall have the right to cause a Revolving Loan Advance to be made, regardless whether such Revolving Loan Advance would exceed the Maximum Available Amount, by notifying each Lender of the draw, the amount of the Revolving Loan Advance required to fund reimbursement of such draw, and the amount of such Lender's ratable share of such Revolving Loan Advance. The Advance Date and time for such Revolving Loan Advance shall not be later than 1:00 p.m. (Local Time) on the first Business Day following Administrative Agent's delivery of such notice to Lenders. By no later than such Advance Date and time, each Lender shall make immediately available to Administrative Agent funds consisting solely of Dollars in the amount of its Pro-Rata Share of such Revolving Loan Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative

            Agent to each Lender from time to time. Each Revolving Loan Advance made by Administrative Agent pursuant to this Section 7.4.2 shall be deemed to be a Base Rate Advance.

            7.4.3. ALL FUNDINGS RATABLE. All fundings of Advances shall be made by Lenders as provided herein in accordance with their Pro-Rata Shares of the Aggregate Revolving Loan Commitment. Except as otherwise expressly provided herein, a Lender shall not be obligated to fund Revolving Loan Advances that would result in the sum of (a) such Lender's Revolving Loan, plus (b) such Lender's Pro-Rata Share of the Letter of Credit Exposure exceeding its Revolving Loan Commitment, or make available any more than its Pro-Rata Share of any Advance.

      7.5. ADMINISTRATIVE AGENT'S AVAILABILITY ASSUMPTION.

            7.5.1. ASSUMPTION AS TO LENDERS. Unless Administrative Agent has been given written notice by a Lender prior to an Advance Date that such Lender does not intend to make immediately available to Administrative Agent such Lender's Pro-Rata Share of the Advance which Administrative Agent will be obligated to make on the Advance Date, Administrative Agent may assume that such Lender has made the required amount available to Administrative Agent on the Advance Date and Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such corresponding amount is not in fact made immediately available to Administrative Agent by such Lender on the Advance Date, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount immediately upon Administrative Agent's demand therefor, then Administrative Agent shall promptly notify Borrower and the other Lenders, and Borrower shall pay such corresponding amount to Administrative Agent within two (2) Business Days of the date of delivery of such notice by Administrative Agent. Administrative Agent shall also be entitled to recover, either from such defaulting Lender (a Defaulting Lender) or Borrower, interest on such corresponding amount for each day from the date such corresponding amount was made available by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the cost to Administrative Agent of funding such amount at the Federal Funds Rate, or (ii) if paid by Borrower, the applicable rate for the Advance in question determined from the request therefor. Each Lender shall be obligated only to fund its Pro-Rata Share of an Advance subject to the terms and conditions hereof, regardless of the failure of another Lender to fund its Pro-Rata Share thereof. In addition, the failure of any Lender to pay its Pro-Rata Share of any such Advance shall cause such Lender to be a Defaulting Lender and such Defaulting Lender shall, until such amount is paid to Administrative Agent (with interest at the Federal Funds Rate), (a) permit Administrative Agent the unconditional and irrevocable right of setoff against any amounts (including, without limitation, payments of principal, interest, and fees, as well as indemnity payments) received by Administrative Agent hereunder for the benefit of any such Defaulting Lender, and (b) if such failure to pay shall continue for a period of two Business Days, result in any such Defaulting Lender forfeiting any right to vote on any matter that the Required Lenders or all Lenders are permitted to vote for hereunder (and the calculation of Required Lenders shall exclude such Defaulting Lender's interest in the Lenders' Exposure); provided, however, once such a failure is cured, then such Lender shall, subsequent thereto, have all rights hereunder; provided, further, however, if any Lender shall fail to make such a payment within the two Business Day period specified in clause (b) above (other than by reason of events beyond the reasonable control of such Lender) two or more times during the term hereof, such Lender shall permanently forfeit its right to vote hereunder (and the calculation of Required Lenders shall exclude such Defaulting Lender's interest in the Lenders' Exposure).

            7.5.2. ASSUMPTION AS TO BORROWER. Unless Administrative Agent has been given written notice by Borrower prior to the date any payment to be made by it is due, that it does not intend to remit such payment, Administrative Agent may assume that the Borrower has timely remitted such payment and Administrative Agent may, in reliance upon such assumption, make available a corresponding amount or pro-rata portion thereof to the Persons entitled thereto. If such payment was not in fact remitted to the Administrative Agent in immediately available funds, then, each Lender shall immediately on demand repay to Administrative Agent the corresponding amount or pro-rata portion thereof made available to such Lender, together with interest thereon in respect of each day from the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent, at the Federal Funds Rate.

      7.6. DISBURSEMENT. Provided that all conditions precedent herein to a requested Advance have been satisfied, Administrative Agent will make the amount of such requested Advance available to Borrower on the applicable Advance Date in immediately available funds in Dollars at Administrative Agent's Applicable Lending Office.

      7.7. RESTRICTIONS ON ADVANCES. No Advance will be made unless it is a whole multiple of $1,000.00 and not less than $100,000.00 in the case of a Eurodollar Advance, or a whole multiple of $1,000.00 and not less than $50,000.00 in the case of a Base Rate Advance. No more than one Revolving Loan Advance will be made on any one day pursuant to a request for a Revolving Loan Advance. Advances will only be made for the purposes permitted in Section 14.1. No Eurodollar Advance will be made so long as there is any Existing Default.

      7.8. RESTRICTION ON NUMBER OF EURODOLLAR LOANS. No more than five (5) Eurodollar Loans with different Interest Periods may be outstanding at any one time.

      7.9. EACH ADVANCE REQUEST AND LETTER OF CREDIT REQUEST A CERTIFICATION. Each submittal of a request for an Advance and each submittal of a request for the issuance of a Letter of Credit by a Borrowing Officer shall constitute a certification by Borrower that (i) there is no Existing Default, (ii) all conditions precedent hereunder to the making of the requested Advance or issuance of the requested Letter of Credit have been satisfied, and (iii) the Representations and Warranties are then true in all material respects, with such exceptions as have been disclosed to Lenders in writing by Borrower or a Guarantor from time to time and are satisfactory to Lenders, and will be true on the Advance Date or issuance date, as applicable, as if then made with such exceptions.

      7.10. REQUIREMENTS FOR EVERY ADVANCE REQUEST. Only a Loan Request Certificate (which shall be in writing in the form attached hereto as Exhibit 7.10 and mailed, electronically delivered via e-mail, personally delivered or telecopied as provided in Section 21.1) from a Borrowing Officer to Administrative Agent that specifies the amount of the Advance to be made, the Advance Date for the requested Advance, the portion of the Advance which is requested to be a Eurodollar Advance and the portion of the Advance which is requested to be a Base Rate Advance, and the Interest Period to be applicable to the Eurodollar Loan that will result from a requested Eurodollar Advance, shall be treated as a request for an Advance. No Advance Date for any requested Advance may be other than a Business Day. A request for a Eurodollar Advance must be given prior to 11:00 a.m., Local Time, at least three (3) Business Days prior to the Advance Date for such Eurodollar Advance. A request for a Base Rate Advance must be given prior to 11:00 a.m., Local Time, on the Advance Date for such Base Rate Advance.

      7.11. REQUIREMENTS FOR EVERY LETTER OF CREDIT REQUEST. Only a written request (which may be mailed, electronically delivered via e-mail, personally delivered or telecopied as provided in Section 21.1) from a Borrowing Officer to Administrative Agent or an electronic initiation over an online service provided by Letter of Credit Issuer that specifies the amount, requested issue date (which shall be a Business Day and in no event later than twenty-five days before the Revolving Loan Maturity Date) and beneficiary of the requested Letter of Credit and other information necessary for its issuance shall be treated as a request for issuance of a Letter of Credit. The form of Letter of Credit application submitted by Borrower shall be in the form required by the Letter of Credit Agreement.

      7.12. EXONERATION OF ADMINISTRATIVE AGENT AND LENDERS. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for treating a request that meets the express requirements of Section 7.10 or Section 7.11 as a request for an Advance or issuance of a Letter of Credit, as applicable, if Administrative Agent believes in good faith that the Person making the request is a Borrowing Officer or if, in the case of a request for a Letter of Credit, it is electronically initiated. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for failing to treat any such request as a request for an Advance or issuance of a Letter of Credit, as applicable, if Administrative Agent believes in good faith that the Person making the request is not a Borrowing Officer.

8. GUARANTIES. Borrower shall on the Execution Date cause to be executed and delivered to Administrative Agent an unconditional guaranty of the Loan Obligations to Administrative Agent for the benefit of Lenders by each Covered Person (other than the Borrower) and every Subsidiary of each Covered Person. Furthermore, if any Subsidiary of any Covered Person is acquired or organized after the Execution Date, Borrower shall cause to be executed and delivered to Administrative Agent by every such later acquired or organized Subsidiary of any Covered Person (which may only be acquired or organized if permitted elsewhere in this Agreement) an unconditional guaranty of the Loan Obligations or, at the option of Administrative Agent in Administrative Agent's absolute discretion, a joinder agreement in which such Subsidiary becomes a Borrower under this Agreement and assumes primary, joint and several liability for the Loan Obligations, each in form satisfactory to Lenders.

9. INTENTIONALLY DELETED.

10. CONDITIONS OF EFFECTIVENESS; LENDING.

      10.1. CONDITIONS TO THE EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall not be effective and no Lender will be obligated to fund any Advance unless:

            10.1.1. LISTED DOCUMENTS AND OTHER ITEMS. Administrative Agent shall have received on or before the Execution Date all of the documents and other items listed or described in Exhibit 10.1.1 hereto, with each being satisfactory to Lenders and (as applicable) duly executed and (also as applicable) sealed, attested, acknowledged, certified, or authenticated, or Administrative Agent shall have received an agreement from Borrower to deliver any such documents and items within a certain number of days post-closing satisfactory to Administrative Agent in its sole discretion.

            10.1.2. FINANCIAL CONDITION. Lenders shall have determined to their satisfaction that the financial statements of Borrower for the fiscal year ended 3/31/05 and the fiscal quarter ended 12/31/05 and for the periods ending 3/31/06, 3/31/07, 3/31/08, 3/31/09, and
            3/31/10 as furnished to Administrative Agent, and financial statements and other information furnished to Administrative Agent by Borrower (i) for the periods ended on or before the Execution Date, fairly and accurately reflect the business and financial condition of Borrower, its cash flows and the results of its operations for such periods, (ii) for the periods that will end after the Execution Date, fairly and accurately forecast the business and financial condition of Borrower, its cash flows, and the results of its operations for such periods, and (iii) with respect to Borrower's proforma financial statements for the fiscal quarter ended March 31, 2006, the ratio of Total Indebtedness to EBITDA as set forth therein does not exceed 2.75 to 1 as of March 31, 2006 and the minimum trailing twelve month consolidated EBITDA as of March 31, 2006 is not less than $60,400,000.00.

            10.1.3. NO DEFAULT. There shall be no Existing Default and no Default or Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

            10.1.4. REPRESENTATIONS AND WARRANTIES. The Representations and Warranties shall be true and correct.

            10.1.5. NO MATERIAL ADVERSE CHANGE. Since the date of the Initial Financial Statements delivered to Administrative Agent, there shall not have been any change which has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

            10.1.6. PENDING MATERIAL PROCEEDINGS. There shall be no pending Material Proceedings other than as disclosed in Section 12.8 of the Disclosure Schedule.

            10.1.7. PAYMENT OF FEES AND EXPENSES. Borrower shall have paid and reimbursed to Lenders all fees, costs and expenses and the attorneys' fees of the Administrative Agent.

            10.1.8. INSURANCE. Administrative Agent shall be satisfied with the insurance maintained by Borrower (including the insurance carrier, the types of insurance maintained, and the levels of insurance maintained).

            10.1.9. ENVIRONMENTAL. Administrative Agent shall be satisfied with the results of the environmental due diligence it has conducted, if any, with respect to any real property owned and/or leased by Borrower, including without limitation the Phase I Environmental Reports, if any, ordered by or on behalf of Administrative Agent.

            10.1.10. PRINCIPAL PAYMENT. Administrative Agent shall have received a payment from Borrower to be applied in reduction of the Aggregate Revolving Loan such that after giving effect to such payment, the Aggregate Revolving Loan shall be less than or equal to $150,000,000.00.

            10.1.11. OTHER ITEMS. Administrative Agent shall have received such other consents, approvals, opinions, certificates, documents or information as it reasonably deems necessary.

      10.2. CONDITIONS TO SUBSEQUENT ADVANCES. Lenders will have no obligation to fund any Advance after the Execution Date unless:

            10.2.1. GENERAL CONDITIONS. All of the conditions set forth in
            Section 10.1 (except the condition in Section 10.1.4) shall have been and shall remain satisfied.

            10.2.2. REPRESENTATIONS AND WARRANTIES. The Representations and Warranties are then true, with such exceptions as have been disclosed to Lenders in writing by Borrower or any Guarantor from time to time and are satisfactory to Lenders, and will be true as of the time of such Advance, as if then made with such exceptions.

            10.2.3. NO DEFAULT. There shall be no Existing Default and no Default or Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

      10.3. CONDITIONS TO ADVANCES FOR PERMITTED ACQUISITIONS. Further, prior to Lenders funding any Advance relating to a Permitted Acquisition:

            10.3.1. PERMITTED ACQUISITION DELIVERABLES. The Administrative Agent shall have received:

                  10.3.1.1. copies, certified as true, complete and correct by the Responsible Officer of the Borrower, of the applicable Acquisition Documents;

                  10.3.1.2. all pro forma financial statements as described in
                  Section 14.20; and

                  10.3.1.3. certified copies of the resolutions, in form and substance satisfactory to Lenders, duly adopted by the board of directors/members of the Borrower or the Subsidiary of Borrower, as applicable, authorizing the execution, delivery, and performance of the applicable Acquisition Documents.

            10.3.2. SATISFACTION OF CONDITIONS TO PERMITTED ACQUISITIONS. Administrative Agent shall have received the applicable Acquisition Documents, which shall be in form and substance satisfactory to Administrative Agent. Administrative Agent shall be satisfied that all requirements to close the applicable Permitted Acquisition have been completed or waived by the parties to the Acquisition Documents, except for the delivery of the purchase price with respect to the applicable Permitted Acquisition; and every other condition, if any, to the applicable Permitted Acquisition as described herein shall be satisfied, or waived by the Administrative Agent.

            10.3.3. ADDITIONAL SUBSIDIARIES. In the case a Permitted Acquisition is in the form of a purchase of stock or of membership interests of any limited liability company or in the case where a Covered Person creates a new Subsidiary to effect the purchase of assets, Borrower shall have complied with the requirements of Section 8 and delivered to the Administrative Agent certified resolutions, good standing certificates and other customary documents (including attorney opinion letters) as are reasonably requested by Administrative Agent.

            10.3.4. AUTHORITY TO CONSUMMATE PERMITTED ACQUISITIONS. The Borrower (and any relevant Subsidiary) shall have the full right, power and authority to make the applicable Permitted Acquisition and to enter into the Acquisition Documents; and the performance or observance by the Borrower (or any relevant Subsidiary) of the Acquisition Documents shall neither (a) contravene any provision of law or any charter or by-law provision or judgment, order or decree applicable to or affecting the Borrower or any Subsidiary nor (b) contravene any covenant, indenture or agreement of Borrower or any Subsidiary which results, or is reasonably likely to result, in a Material Adverse Effect on Borrower or any Subsidiary; the Acquisition Documents when executed and delivered by the Borrower (and any relevant Subsidiary), shall be valid, binding and enforceable, except as may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws or judicial decisions for the relief of debtors or the limitation of creditors' rights generally; and (ii) any equitable principles relating to or limiting the rights of creditors generally or any equitable remedy which may be granted to cure any defaults.

            10.3.5. REQUEST TO FUND. Borrower shall have executed and delivered to the Administrative Agent a Loan Request Certificate in the form(s) set forth in Section 7.10 from a Responsible Officer.

11. CONDITIONS TO ISSUANCE OF LETTERS OF CREDIT. Borrower must have executed and delivered to Letter of Credit Issuer the Letter of Credit Issuer's letter of credit agreement in form satisfactory to Letter of Credit Issuer (each, a "Letter of Credit Agreement") under which Borrower evidences its obligation to reimburse to Letter of Credit Issuer on demand the amount of each draw on such Letter of Credit as provided in Section 6.4, together with interest from the date of the draw at the rate provided in Section 4.1 and (without duplication) all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letter of Credit. In the event of any inconsistency between the terms of any Letter of Credit Agreement, any Letter of Credit application and the terms of this Agreement, the terms of this Agreement shall control. As conditions precedent to the issuance of any Letter of Credit:

      11.1. NO PROHIBITIONS. No order, judgment or decree of any Governmental Authority shall exist which purports by its terms to enjoin or restrain Letter of Credit Issuer or any other Lender from issuing such Letter of Credit, and no Law or request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Letter of Credit Issuer or any other Lender shall exist which prohibits, or requests that Letter of Credit Issuer or any other Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular, or imposes upon Letter of Credit Issuer or any other Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which Letter of Credit Issuer or any other Lender is not otherwise compensable by Borrower hereunder).

      11.2. REPRESENTATIONS AND WARRANTIES. The Representations and Warranties are then true, with such exceptions as have been disclosed to Lenders in writing by Borrower or such Guarantor from time to time and are satisfactory to Lenders, and will be true as of the time of the issuance of such Letter of Credit, as if then made with such exceptions.

      11.3. NO DEFAULT. There shall be no Existing Default and no Default or Event of Default is reasonably likely to occur as a result of such Letter of Credit being issued or a draw thereon being made or paid.

      11.4. OTHER CONDITIONS. All of the conditions set forth in Section 10.1 (except the condition in Section 10.1.4) shall have been and shall remain satisfied.

12. REPRESENTATIONS AND WARRANTIES. Except as otherwise described in the Disclosure Schedule attached hereto as Exhibit 12, Borrower represents and warrants to Administrative Agent, Lenders, and Letter of Credit Issuer, on its behalf and on behalf of each Covered Person, as follows (provided, however, that to the extent such representations and warranties apply to the entity and assets acquired pursuant to a Permitted Acquisition, such representations and warranties shall be to the best of Borrower's knowledge).

      12.1. ORGANIZATION AND EXISTENCE. Each Covered Person is duly organized and existing in good standing under the Laws of the state of its organization, is duly qualified to do business and is in good standing in every state where the nature or extent of its business or properties require it to be qualified to do business, except where the failure to so qualify is not reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person has the power and authority to own its properties and carry on its business as now being conducted.

      12.2. AUTHORIZATION. Each Covered Person is duly authorized to execute and perform every Loan Document to which such Covered Person is a party, and Borrower is duly authorized to borrow hereunder, and this Agreement and the other Loan Documents have been duly authorized by all requisite corporate, partnership or membership action (in the case of limited liability companies) of each Covered Person. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with Borrower's execution, delivery or performance of this Agreement and the other Loan Documents, except for those already duly obtained.

      12.3. DUE EXECUTION. Every Loan Document to which a Covered Person is a party has been executed on behalf of such Covered Person by a Person duly authorized to do so.

      12.4. ENFORCEABILITY OF OBLIGATIONS. Each of the Loan Documents to which a Covered Person is a party constitutes the legal, valid and binding obligation of such Covered Person, enforceable against such Covered Person in accordance with its terms, except to the extent that the enforceability thereof against such Covered Person may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally or by equitable principles of general application.

      12.5. BURDENSOME OBLIGATIONS. No Covered Person is a party to or bound by any Contract or is subject to any provision in the Charter Documents of such Covered Person which would, if performed by such Covered Person, result in a Default or Event of Default either immediately or upon the elapsing of time.

      12.6. LEGAL RESTRAINTS. The execution and performance of any Loan Document by a Covered Person will not violate or constitute a default under (i) the Charter Documents of such Covered Person, (ii) any Material Agreement of such Covered Person, (iii) any Note Purchase Document, or (iv) any Material Law, and will not, except as expressly contemplated or permitted in this Agreement, result in any Security Interest being imposed on any of such Covered Person's property.

      12.7. LABOR CONTRACTS AND DISPUTES. There is no collective bargaining agreement or other labor contract covering employees of a Covered Person. No union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of a Covered Person. There is no pending or, to Borrower's knowledge, threatened, strike, work stoppage, material unfair labor practice claim or other material labor dispute against or affecting any Covered Person or its employees.

      12.8. NO MATERIAL PROCEEDINGS. There are no Material Proceedings pending or, to the best knowledge of Borrower, threatened, against any Covered Person.

      12.9. MATERIAL LICENSES. All Material Licenses have been obtained or exist for each Covered Person.

      12.10. COMPLIANCE WITH MATERIAL LAWS. Each Covered Person is in compliance in all material respects with all Material Laws. Without limiting the generality of the foregoing:

            12.10.1. GENERAL COMPLIANCE WITH ENVIRONMENTAL LAWS AND EMPLOYMENT LAWS. The operations and employee compensation practices of every Covered Person comply in all material respects with all applicable Environmental Laws and Employment Laws which are Material Laws.

            12.10.2. PROCEEDINGS. None of the operations of any Covered Person are the subject of any judicial or administrative complaint, order or proceeding alleging the violation of any applicable Environmental Laws or Employment Laws which are Material Laws.

            12.10.3. INVESTIGATIONS REGARDING HAZARDOUS MATERIALS. None of the operations of any Covered Person are, or in the past six years have been, the subject of investigation by any Governmental Authority regarding the improper transportation, storage, disposal, generation or release into the environment of any Hazardous Material, the results of which have or are reasonably likely to have a Material Adverse Effect on such Covered Person, or reduce materially the value of such Covered Person's Personal Property.

            12.10.4. NOTICES AND REPORTS REGARDING HAZARDOUS MATERIALS. No notice or report under any Environmental Law indicating a past or present spill or release into the environment of any Hazardous Material has been filed within the six years ending on the Execution Date, or is required to be filed, by any Covered Person.

            12.10.5. ENVIRONMENTAL PROPERTY TRANSFER ACTS. No Environmental Property Transfer Acts are applicable to the transactions contemplated by this Agreement or the Acquisition Documents and each Covered Person has provided all notices and obtained all necessary environmental permit transfers and consents, if any, required in order to consummate the transactions contemplated by this Agreement or the Acquisition Documents, or to operate such Covered Person's business as presently or proposed to be operated.

      12.11. INTENTIONALLY DELETED.

      12.12. CONSUMMATION OF PERMITTED ACQUISITIONS. When applicable, Borrower will have delivered to Administrative Agent complete and correct executed copies of the

      Acquisition Documents for each Permitted Acquisition. Such Acquisition Documents have been duly authorized and executed and are the valid and binding obligation of Borrower and, to Borrower's knowledge, the other parties thereto and are enforceable in accordance with their terms except to the extent that the enforceability thereof against such Covered Person may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles of general application. All Covered Persons, and to the best of Borrower's knowledge, all other parties to such Acquisition Documents, have to date performed all obligations, covenants, and conditions required of it prior to or as a condition to the consummation of the transactions contemplated by such Acquisition Documents to which it is a party other than any such obligation, covenant, or condition that has been waived. Further, with respect to any Permitted Acquisition, Borrower is not in default of any of its obligations under the applicable Acquisition Documents for such Permitted Acquisition, and all representations and warranties of Borrower in such Acquisition Documents are complete and correct in all material respects as of the date the Administrative Agent makes any Advance to Borrower for its use in funding the purchase price of such Permitted Acquisition as if made on and as of such date. Further, to the knowledge of Borrower after due inquiry, all of the representations and warranties of the Sellers contained in any Acquisition Documents for any Permitted Acquisition or any instrument furnished in connection therewith or in reference thereto are true and correct in all material respects as of the date the Administrative Agent makes any Advance to Borrower for its use in funding the purchase price of such Permitted Acquisition as if made on and as of such date.

      12.13. PRIOR TRANSACTIONS. Except as set forth in Section 12.13 of the Disclosure Schedule, within the past five (5) years, no Covered Person has been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person.

      12.14. INTENTIONALLY DELETED.

      12.15. SOLVENCY. Borrower is Solvent on the Execution Date.

      12.16. PROJECTIONS. The projections of Borrower's financial condition, results of operations, and cash flow delivered to the Administrative Agent, pursuant to Section 10.1.2 represent Borrower's good faith best estimate of Borrower's future financial performance for the periods set forth therein. Such projections have been prepared on the basis of the assumptions set forth therein, which Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions.

      12.17. FINANCIAL STATEMENTS. The Financial Statements are complete and correct in all material respects, have been prepared in accordance with GAAP, and reflect in all material respects the financial condition, results of operations and cash flows of the Persons covered thereby as of the dates and for the periods stated therein, subject in the case of interim Financial Statements to the absence of footnotes and normal year-end adjustments made in accordance with GAAP.

      12.18. NO CHANGE IN CONDITION. Since the date of the Financial Statements delivered to Administrative Agent as required herein, there has been no change which has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

      12.19. INVESTMENTS. No Covered Person has any Investments in other Persons except existing Permitted Investments.

      12.20. INDEBTEDNESS. No Covered Person has any Indebtedness except existing Permitted Indebtedness.

      12.21. INDIRECT OBLIGATIONS. No Covered Person has any Indirect Obligations except existing Permitted Indirect Obligations.

      12.22. LEASES. As of the Execution Date, all material leases of the Covered Persons are valid and subsisting and are in full force and effect in all material respects.

      12.23. CAPITAL LEASES. No Covered Person has an interest as a lessee under any Capital Leases other than Capital Leases that are Permitted Indebtedness.

      12.24. TAX LIABILITIES; GOVERNMENTAL CHARGES. Each Covered Person has filed or caused to be filed all tax reports and returns required to be filed by it with any Governmental Authority, except where extensions have been properly obtained. Each Covered Person has paid or made adequate provision for payment of all Taxes of such Covered Person, except Taxes which are being diligently contested in good faith by appropriate proceedings and as to which such Covered Person has established adequate reserves in conformity with GAAP. No Security Interest for any such Taxes has been filed and no claims are being asserted with respect to any such Taxes which, if adversely determined, has or is reasonably likely to have a Material Adverse Effect on such Covered Person. There are no material unresolved issues concerning any liability of a Covered Person for any Taxes which will have or is reasonably likely to have a Material Adverse Effect on such Covered Person.

      12.25. PENSION BENEFIT PLANS. All Pension Benefit Plans maintained by each Covered Person or an ERISA Affiliate of such Covered Person that are intended to qualify under Section 401 of the Code are duly qualified under
      Section 401 of the Code. All Pension Benefit Plans maintained by each Covered Person on an ERISA Affiliate of such Covered Person are in compliance with the provisions of ERISA and all other Material Laws. Except with respect to events or occurrences which do not have and are not reasonably likely to have a Material Adverse Effect on any Covered Person:

            12.25.1. PROHIBITED TRANSACTIONS. None of such Pension Benefit Plans has participated in, engaged in or been a party to any non-exempt PROHIBITED TRANSACTION as defined in ERISA or the Code, and no officer, director or employee of such Covered Person or of an ERISA Affiliate of such Covered Person has committed a breach of any of the responsibilities or obligations imposed upon fiduciaries by Title I of ERISA.

            12.25.2. CLAIMS. There are no claims, pending or threatened, involving any such Pension Benefit Plan by a current or former employee (or beneficiary thereof) of such Covered Person or ERISA Affiliate of such Covered Person, nor is there any reasonable basis to anticipate any claims involving any such Pension Benefit Plan which would likely be successfully maintained against such Covered Person or such ERISA Affiliate.

            12.25.3. REPORTING AND DISCLOSURE REQUIREMENTS. There are no violations of any reporting or disclosure requirements with respect to any such Pension Benefit Plan and none of such Pension Benefit Plans has violated any applicable Law, including ERISA and the Code.

            12.25.4. ACCUMULATED FUNDING DEFICIENCY. No such Pension Benefit Plan has (i) incurred an accumulated funding deficiency (within the meaning of Section 412(a) of the Code), whether or not waived; (ii) been a Pension Benefit Plan with respect to which a Reportable Event (to the extent that the reporting of such events to the PBGC within thirty days of the occurrence has not been waived) has occurred and is continuing; or (iii) been a Pension Benefit Plan with respect to which there exist conditions or events which have occurred that present a significant risk of termination of such Pension Benefit Plan by the PBGC.

            12.25.5. MULTI-EMPLOYER PLAN. All Multi-employer Plans to which any Covered Person contributes or is obligated to contribute are listed in Section 12.25.5 of the Disclosure Schedule. No Covered Person or ERISA Affiliate of such Covered Person has received notice that any such Multi-employer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no such Multi-employer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

      12.26. WELFARE BENEFIT PLANS. No Covered Person or ERISA Affiliate of any Covered Person maintains a Welfare Benefit Plan that has a liability which, if enforced or collected, has or is reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person and each ERISA Affiliate of any Covered Person has complied in all material respects with the applicable requirements of Section 4980B of the Code pertaining to continuation coverage as mandated by COBRA.

      12.27. RETIREE BENEFITS. No Covered Person or ERISA Affiliate of such Covered Person has an obligation to provide any Person with any medical, life insurance, or similar benefit following such Person's retirement or termination of employment (or to such Person's beneficiary subsequent to such Person's death) other than (i) such benefits provided to Persons at such Person's sole expense and (ii) obligations under COBRA.

      12.28. DISTRIBUTIONS. No Distribution other than as allowed in Section
      15.9 has been or shall be declared, paid or made upon or in respect of any capital stock of Borrower on and after the Execution Date, except as expressly permitted hereby.

      12.29. REAL PROPERTY. No Covered Person owns any real property.

      12.30. STATE OF PERSONAL PROPERTY. Each Covered Person has good and marketable or merchantable title to all real and personal property purported to be owned by it or reflected in the Initial Financial Statements, except for personal property sold in the ordinary course of business or otherwise in accordance with the terms of Section 15.9 of this Agreement after the date of the Initial Financial Statements. There are no Security Interests on any of the property purported to be owned by any Covered Person, except Permitted Security Interests. Each material tangible item of Personal Property purported to be owned by a Covered Person is in generally good operating condition and repair and is suitable for the use to which it is customarily put by its owner.

      12.31. NEGATIVE PLEDGES. No Covered Person is a party to or bound by any material Contract which prohibits the creation or existence of any Security Interest upon or assignment or conveyance of any Personal Property of such Covered Person, other than the Note Purchase Documents and as set forth in Section 12.31 of the Disclosure Schedule. In addition to the foregoing and not in limitation thereof, no Covered Person is party to or bound by any Contract with the United States or any other department, agency, public corporation, or other instrumentality thereof which prohibits the creation or existence of any Security Interest upon or assignment or conveyance of any Personal Property of such Covered Person other than as set forth in Section 12.31 of the Disclosure Schedule.

      12.32. PARITY DEBT UNSECURED. No Covered Person has granted a Security Interest in any of the assets of such Covered Person as security for the Parity Debt.

      12.33. S CORPORATION. As of the Execution Date and thereafter, there is no election in effect under Section 1362(a) of the Code for any Covered Person to be treated as an S Corporation as defined in Section 1361 (a) of the Code.

      12.34. SUBSIDIARIES AND AFFILIATES. Borrower has no Subsidiaries, except for those Subsidiaries listed in Section 12.34 of the Disclosure Schedule.

      12.35. MARGIN STOCK. No Covered Person is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of PURCHASING or CARRYING MARGIN STOCK (within the meaning of Regulation U). Except for the Repurchases, no part of the proceeds of any Advance will be used to purchase or carry any such margin stock, or to extend credit to others for the purpose of purchasing or carrying any such margin stock. No part of the proceeds of any Advance will be used for any purpose which violates, or which would be inconsistent with, the provisions of Regulation U. None of the transactions contemplated by any of the Acquisition Documents will violate Regulations T, U or X of the FRB.

      12.36. SECURITIES MATTERS. No proceeds of any Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

      12.37. INVESTMENT COMPANY ACT, ETC. No Covered Person is an investment company registered or required to be registered under the Investment Company Act of 1940, or a company CONTROLLED (within the meaning of such Investment Company Act) by such an INVESTMENT COMPANY or an AFFILIATED PERSON of, or PROMOTER or PRINCIPAL UNDERWRITER for, an INVESTMENT COMPANY, as such terms are defined in the Investment Company Act of 1940. No Covered Person is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other Law limiting or regulating its ability to incur Indebtedness for money borrowed.

      12.38. NO MATERIAL MISSTATEMENTS OR OMISSIONS. Neither the Loan Documents, any of the Financial Statements nor any statement, list, certificate or other information furnished or to be furnished by Borrower or any other Covered Person to Administrative Agent or Lenders in connection with the Loan Documents or any of the transactions contemplated thereby contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein not materially misleading. Borrower has disclosed to Administrative Agent and Lenders everything of which Borrower has knowledge regarding the business, operations, property, financial condition, or business prospects or itself and every Covered Person that has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

      12.39. FILINGS. All registration statements, reports, proxy statements and other documents, if any, required to be filed by any Covered Person with the Securities and Exchange Commission pursuant to the Securities Act of 1933, and the Securities Exchange Act of 1934, have been filed, and such filings are complete and accurate in all material respects and contain no untrue statements of material fact or omit to state any material facts required to be stated therein or necessary in order to make the statements therein not misleading, and all capital stock of any covered Person that is issued and outstanding has been sold pursuant to transactions that are registered under the Securities Act of 1933 or that are exempt thereunder.

      12.40. BROKER'S FEES. No broker or finder is entitled to compensation for services rendered with respect to the transactions contemplated by this Agreement or the Acquisition Documents.

      12.41. NO HART-SCOTT RODINO FILING REQUIRED. None of the Covered Persons, any Guarantor, or Seller was required to file notification under the Hart-Scott Rodino Antitrust Improvement Act of 1976, or to notify or obtain the approval of any Governmental Authority in connection with any Permitted Acquisition, unless such notification was filed or such approval was obtained, as the case may be.

13. MODIFICATION AND SURVIVAL OF REPRESENTATIONS. Borrower may at any time after the Execution Date, propose to Lenders in writing to modify the representations and warranties in Section 12, the representations and warranties in any other Loan Document and any other representation or warranty made in any certificate, report, opinion or other document delivered by Borrower pursuant to the Loan Documents. If the proposed modifications are satisfactory to Required Lenders as evidenced by their written assent thereto, then such representations and warranties shall be deemed and treated as so modified, but only as of the date of Borrower's written modification proposal. If such proposed modifications are not satisfactory to Required

Lenders, then such proposed modifications shall not be deemed or treated as modifying such representations and warranties. All such representations and warranties, as made or deemed made as of a particular time, shall survive execution of each of the Loan Documents and the making of every Advance, and may be relied upon by Administrative Agent and Lenders as being true and correct in all material respects as of the date when made or deemed made until all of the Loan Obligations are fully and indefeasibly paid, no Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero.

14. AFFIRMATIVE COVENANTS. Borrower covenants and agrees that, while any of the Commitments remains in effect and until all of the Loan Obligations are fully and indefeasibly paid, no Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero, Borrower shall do, or cause to be done, the following:

      14.1. USE OF PROCEEDS. Subject to the terms and conditions hereof, (i) the existing Indebtedness of Borrower under the Second Amended and Restated Loan Agreement shall be deemed to be converted to and replaced by the proceeds of a Revolving Loan Advance funded under the Aggregate Revolving Loan Commitment pursuant to this Agreement, (ii) the proceeds of any subsequent Revolving Loan Advance shall be used solely for working capital, capital expenditures permitted hereunder, as the source for payment of Borrower's reimbursement obligations with respect to Letters of Credit, to pay the transaction costs for this Loan Agreement, to finance Permitted Acquisitions, and to finance Repurchases but only so long as (a) the cumulative aggregate amount of all Revolving Loan Advances utilized to effect the Repurchases after the Effective Date are not greater than Five Million and No/100 Dollars ($5,000,000.00) in the aggregate; (b) there is no Default hereunder at the time of any such Repurchase; and (c) the Maximum Available Amount that is available to Borrower under the Aggregate Revolving Loan Commitment immediately following any Revolving Loan Advance made to finance Repurchases is not less than Five Million and No/100 Dollars ($5,000,000.00).

      14.2. CORPORATE EXISTENCE. Each Covered Person shall maintain its existence in good standing and shall maintain in good standing its right to transact business in those states in which it is now or hereafter doing business, except where the failure to so qualify will not have and will not be reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person shall obtain and maintain all Material Licenses for such Covered Person.

      14.3. MAINTENANCE OF PROPERTY AND LEASES. Each Covered Person shall maintain in good condition and working order, and repair and replace as required, all buildings, equipment, machinery, fixtures and other real and personal property whose useful economic life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person. Each Covered Person shall maintain in good standing and free of defaults all of its leases of buildings, equipment, machinery, fixtures and other real and personal property whose useful economic life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person.

      14.4. INVENTORY. Each Covered Person shall keep its Inventory in good and merchantable condition at its own expense and shall hold such Inventory for sale or lease,

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      or to be furnished in connection with the rendition of services, in the ordinary course of such Covered Person's business, on terms which do not include bill-and-hold, guarantied sale, sale and return, sale on approval, consignment or similar repurchase or return terms. All such Inventory shall be produced in accordance with the Federal Fair Labor Standards Act of 1938 and all rules, regulations, and orders thereunder.

      14.5. INSURANCE. Each Covered Person shall at all times keep insured or cause to be kept insured, in insurance companies having a rating of at least "A" by Best's Rating Service, all property owned by it of a character usually insured by others carrying on businesses similar to that of such Covered Person in such manner and to such extent and covering such risks as such properties are usually insured. Each Covered Person shall carry business interruption insurance in such amounts, in such manner and to such extent and covering such risks as businesses similar to that of such Covered Persons are usually insured. Each Covered Person shall at all times carry insurance, in insurance companies having a rating of at least "A" by Best's Rating Service, against liability on account of damage to persons or property (including product liability insurance and insurance required under all Laws pertaining to workers' compensation) and covering all other liabilities common to such Covered Person's business, in such manner and to such extent as such coverage is usually carried by others conducting businesses similar to that of such Covered Person (and each Covered Person shall maintain liability coverage, including tail coverage, in the amounts in effect for such Covered Person on the Execution Date). Borrower shall upon request of Administrative Agent at any time furnish to Administrative Agent updated evidence of insurance (in the form required as a condition to Administrative Agent's lending hereunder) for such insurance.

      14.6. PAYMENT OF TAXES AND OTHER OBLIGATIONS. Each Covered Person shall promptly pay and discharge or cause to be paid and discharged, as and when due, any and all income taxes, federal or otherwise, lawfully assessed and imposed upon it, and any and all lawful taxes, rates, levies, and assessments whatsoever upon its properties and every part thereof, or upon the income or profits therefrom and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies, storage or other items or services which if unpaid might be or become a Security Interest or charge upon any of its property; provided, however, that a Covered Person may diligently contest in good faith by appropriate proceedings the validity of any such taxes, rates, levies, or assessments, provided such Covered Person has established adequate reserves therefor in conformity with GAAP on the books of such Covered Person, and no Security Interest, other than a Permitted Security Interest, results from such non-payment.

      14.7. COMPLIANCE WITH LAWS. Each Covered Person shall comply in all material respects with all Material Laws and each Covered Person shall ensure, and cause each other Covered Person to ensure, that no Person who owns a controlling interest in or otherwise controls a Covered Person is or shall be (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (OFAC), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or
      (ii) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23,

      2001), any related enabling legislation or any other similar Executive Orders, and each Covered Person shall comply, and cause each other Covered Person to comply, in all material respects with all applicable Bank Secrecy Act ("BSA") and anti-money laundering laws and regulations.

      14.8. DISCOVERY AND CLEAN-UP OF HAZARDOUS MATERIAL.

            14.8.1. IN GENERAL. Upon any Covered Person receiving notice of any violation of Environmental Laws or any similar notice described in
            Section 12.10.3, or upon any Covered Person otherwise discovering Hazardous Material on any property owned or leased by such Covered Person which is in violation of, or which would result in liability under, any Environmental Law, Borrower shall: (i) promptly take such reasonable acts as may be necessary to prevent danger or harm to the property or any person therein as a result of such Hazardous Material; (ii) at the request of Administrative Agent, and at Borrower's sole cost and expense, obtain and deliver to Administrative Agent promptly, but in no event later than 90 days after such request, a then currently dated environmental assessment of the property certified to Administrative Agent and any future holder of the Loan Obligations, a proposed plan for responding to any environmental problems described in such assessment, and an estimate of the costs thereof; and (iii) take all necessary steps to initiate and expeditiously complete all removal, remedial, response, corrective and other action to eliminate any such environmental problems, and keep Administrative Agent informed of such actions and the results thereof.

            14.8.2. ASBESTOS CLEAN-UP. In the event that any property owned by any Covered Person contains Asbestos Material, Borrower shall develop and implement, as soon as reasonably possible, an Operations and Maintenance Program (as contemplated by EPA guidance document entitled Managing Asbestos in Place; A Building Owner's Guide to Operations and Maintenance Programs for Asbestos-Containing Materials) for managing in place the Asbestos Material, and deliver a true, correct and complete copy of such Operations and Maintenance Program to Administrative Agent. In the event that the asbestos survey done in connection with developing the Operations and Maintenance Program reveals Asbestos Material which, due to its condition, location or planned building renovation, is recommended to be encapsulated or removed, Borrower shall promptly cause the same to be encapsulated or removed and disposed of offsite, in either case by a licensed and experienced asbestos contractor, all in accordance with applicable state, federal and local Laws. Upon completion of any such encapsulation or removal, Borrower shall deliver to Administrative Agent a certificate in such form as is then customarily available signed by the consultant overseeing the activity certifying to Administrative Agent that the work has been completed in compliance with all applicable Laws regarding notification, encapsulation, removal and disposal and that no airborne fibers beyond permissible exposure limits remain on site. All costs of such inspection, testing and remedial actions shall be paid by Borrower.

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

      14.9. TERMINATION OF PENSION BENEFIT PLAN. No Covered Person or ERISA Affiliate of such Covered Person shall terminate or amend any Pension Benefit Plan maintained by such Covered Person or such ERISA Affiliate if such termination or amendment would result in any liability to such Covered Person or such ERISA Affiliate under ERISA or any increase in current liability for the plan year for which such Covered Person or such ERISA Affiliate is required to provide security to such Pension Benefit Plan under the Code, which such liability could reasonably be expected to have a Material Adverse Effect on such Covered Person.

      14.10. NOTICE TO ADMINISTRATIVE AGENT OF MATERIAL EVENTS. Borrower shall, promptly upon any Responsible Officer of Borrower obtaining knowledge or notice thereof, give notice to Administrative Agent of (i) any breach of any of the covenants in Section 14, 15, or 16; (ii) any Default or Event of Default; and (iii) the commencement of any Material Proceeding. In addition,

            14.10.1. Borrower shall furnish to Administrative Agent from time to time all information which Administrative Agent reasonably requests with respect to the status of any Material Proceeding.

            14.10.2. Borrower shall furnish to Administrative Agent from time to time all information which Administrative Agent reasonably requests with respect to any Pension Benefit Plan established by a Covered Person or an ERISA Affiliate of any Covered Person.

            14.10.3. Borrower shall deliver notice to Administrative Agent of the establishment of any Pension Benefit Plan by a Covered Person or an ERISA Affiliate of such Covered Person.

            14.10.4. Borrower shall promptly deliver to Administrative Agent notice of any event of default with respect to any of the Permitted Indebtedness, the occurrence of which would be reasonably likely to have a Material Adverse Effect.

            14.10.5. Borrower shall promptly deliver notice to Administrative Agent of the assertion by the holder of any capital stock, membership interest, or any other equity interest in a Covered Person or any Indebtedness of a Covered Person in the outstanding principal amount in excess of $500,000.00 that a default exists with respect thereto or that such Covered Person is not in compliance with the terms thereof, or of the threat or commencement by such holder of any enforcement action because of such asserted default or noncompliance and such assertion, threat or commencement would be reasonably likely to have a Material Adverse Effect.

            14.10.6. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of any pending or threatened strike, work stoppage, material unfair labor practice claim or other material labor dispute affecting a Covered Person.

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

            14.10.7. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of any event that has or is reasonably likely to have a Material Adverse Effect.

            14.10.8. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of an actual, alleged, or potential violation of any Material Law applicable to a Covered Person or the property of a Covered Person if such violation would reasonably be likely to have a Material Adverse Effect.

            14.10.9. Borrower shall deliver notice to the Administrative Agent of the occurrence of any event of default or event which, with the giving of notice or passage of time, or both, would constitute an event of default under the Parity Debt or the Note Purchase Agreement.

            14.10.10. Borrower shall deliver to Administrative Agent copies of all modifications, amendments, extensions, consolidations, restatements, alterations, changes or revisions to the Parity Debt or the Note Purchase Agreement (including, without limitation, any side letters, waivers or consents entered into with respect to the Parity Debt) within a reasonable time after any of such applicable instruments have been executed by Borrower.

            14.10.11. Borrower shall promptly deliver to Administrative Agent, upon the Administrative Agent's request therefor, a statement as to the aggregate outstanding principal balance of the Parity Debt as of the date of such request.

      14.11. BORROWING OFFICER. Borrower shall keep on file with Administrative Agent at all times an appropriate instrument naming each Borrowing Officer.

      14.12. INTENTIONALLY DELETED.

      14.13. ACCOUNTING SYSTEM. Each Covered Person shall maintain in all material respects a system of accounting established and administered in accordance with GAAP. Without limiting the generality of the foregoing:

            14.13.1. ACCOUNT RECORDS. Each Covered Person shall maintain a record of Accounts at its principal place of business that itemize each Account of such Covered Person and describe the names and addresses of the Account Debtors on such Accounts, all relevant invoice numbers, invoice dates, and shipping dates, and the due dates, collection histories, and aging of such Accounts.

            14.13.2. TRACING OF PROCEEDS. Each Covered Person shall maintain detailed and accurate records of all transfers of any proceeds of the Loans from Borrower to such Covered Person. Borrower shall maintain reasonably detailed and accurate records of proceeds of the Loans and transfers of the proceeds of the Loans (i) received by it from the Lenders, (ii) transferred from it to any other Covered Person, (iii) received by it from another Covered Person, and (iv) transferred by it to Persons to effect the Repurchases which such record shall include a schedule detailing the sale price paid per share to effect such Repurchases.

      14.14. FINANCIAL STATEMENTS. Borrower shall deliver to Administrative
      Agent:

            14.14.1. ANNUAL FINANCIAL STATEMENTS. Within 120 days after the close of each fiscal year of Borrower, year-end consolidated and consolidating financial statements of Borrower and its Subsidiaries, containing a balance sheet, income statement, statement of cash flows and an audit report without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to Administrative Agent, and accompanied by (i) a Compliance Certificate of the Chief Financial Officer of Borrower,
            (ii) a certificate of the independent certified public accounting firm that examined such financial statements to the effect that they have reviewed and are familiar with the financial covenants set forth in this Agreement and that, in examining such financial statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default, except for those, if any, described in reasonable detail in such certificate, (iii) the management letter and report on internal controls delivered by such independent certified public accounting firm in connection with its audit, and (iv) if requested by Administrative Agent, any summary prepared by such independent certified public accounting firm of the adjustments proposed by the members of its audit team.

            14.14.2. QUARTERLY FINANCIAL STATEMENTS. Within 30 days after the end of each fiscal quarter of Borrower, unaudited consolidated and consolidating internally prepared financial statements of Borrower and its Subsidiaries for the quarters not covered by the latest year-end financial statements, in each case containing a balance sheet, income statement, and statement of cash flows and accompanied by a Compliance Certificate of the Chief Financial Officer of Borrower.

            Each Compliance Certificate shall be in the form of Exhibit 14.14, shall contain detailed calculations of the financial measurements referred to in Section 16 for the relevant periods, and shall contain statements by the signing officer to the effect that, except as explained in reasonable detail in such Compliance Certificate,
            (i) the attached Financial Statements are complete and correct in all material respects (subject, in the case of Financial Statements other than annual, to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the periods covered thereby and with prior periods (except as disclosed therein) (ii) all of the Representations and Warranties are true and correct in all material respects as of the date such certification is given as if made on such date, and (iii) there is no Existing Default. If any Compliance Certificate delivered to Administrative Agent discloses that a representation or warranty is not true and correct in all material respects, or that there is an Existing Default that has not been cured or waived in writing by Required Lenders, such Compliance Certificate shall state what action Borrower has taken or proposes to take with respect thereto.

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

      14.15. OTHER FINANCIAL INFORMATION. Borrower shall also deliver the following to Administrative Agent:

            14.15.1. STOCKHOLDER REPORTS. Contemporaneously with their filing by or on behalf of Borrower or any other Covered Person, copies of any proxy statements, financial statements and reports which Borrower makes available to its stockholders.

            14.15.2. PENSION BENEFIT PLAN REPORTS. Promptly upon the reasonable request of Administrative Agent at any time or from time to time, a copy of each annual report or other filing or notice filed with respect to each Pension Benefit Plan of a Covered Person or an ERISA Affiliate of a Covered Person.

            14.15.3. TAX RETURNS. Promptly upon the reasonable request of Administrative Agent at any time or from time to time, a copy of each federal, state, or local tax return or report filed by Borrower.

      14.16. ANNUAL PROJECTIONS. Within the 30 days after the first day of each fiscal year of Borrower, projected balance sheets, statements of income and expense for Borrower and every other Covered Person as of the end of and for each quarter of such fiscal year and each quarter through the Revolving Loan Maturity Date, in such detail as Administrative Agent may reasonably require, shall be delivered to Administrative Agent.

      14.17. OTHER INFORMATION. Upon the request of Administrative Agent, Borrower shall promptly deliver to Administrative Agent such other information about the business, operations, revenues, financial condition, property, or business prospects of Borrower and every other Covered Person as Administrative Agent may, from time to time, reasonably request.

      14.18. AUDITS BY ADMINISTRATIVE AGENT. Administrative Agent or Persons authorized by and acting on behalf of Administrative Agent or any Lender may at any time during normal business hours audit the books and records and inspect any of the property of each Covered Person from time to time upon reasonable notice to such Covered Person, and in the course thereof may make copies or abstracts of such books and records and discuss the affairs, finances and books and records of such Covered Person with its accountants and officers. Each Covered Person shall cooperate with Administrative Agent and such Persons in the conduct of such audits and shall deliver to Administrative Agent any instrument necessary for Administrative Agent to obtain records from any service bureau maintaining records for such Covered Person. Borrower shall reimburse Administrative Agent for all reasonable costs and expenses incurred by it in conducting each audit. Provided there is no Event of Default that has occurred and is continuing, Administrative Agent shall not conduct an audit more than one
      (1) time per calendar year, and Borrower's obligation to reimburse Administrative Agent shall be capped at $5,000.00 per audit. However, neither limitation shall apply to audits at any time an Event of Default is in existence.

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

      14.19. ACCESS TO OFFICERS AND AUDITORS. Each Covered Person shall permit any Lender and Administrative Agent and each of their representatives and agents to discuss the business, operations, revenues, financial condition, property, or business prospects of such Covered Person with its officers, accountants and independent auditors as often as Administrative Agent may request in its discretion, and such Covered Person shall direct such officers, accountants and independent auditors to cooperate with Administrative Agent, Lenders, and their representatives and agents, and make full disclosure to Administrative Agent, Lenders, and their representatives and agents, of those matters that they may deem relevant to the continuing ability of Borrower timely to pay and perform the Loan Obligations. Administrative Agent and each Lender agrees that it will not disclose to third Persons any information that it obtains about any Covered Person or its operations or finances that is reasonably considered non-public information. Administrative Agent and Lenders may, however, disclose such information to each other and all of their respective officers, attorneys, auditors, accountants, bank examiners, agents and representatives who have a need to know such information in connection with the administration, interpretation or enforcement of the Loan Documents or the lending and collection activity contemplated therein or to the extent required by Law or a Governmental Authority. Administrative Agent and Lenders shall advise such Persons that such information is to be treated as confidential. Administrative Agent and any Lender may also disclose such information in any documents that it files in any legal proceeding to pursue, enforce or preserve its rights under the Loan Documents to the extent that its counsel advises in writing that such disclosure is reasonably necessary. Administrative Agent's and Lenders' non-disclosure obligation shall not apply to any information that (i) is disclosed to Administrative Agent or any Lender by a third Person not affiliated with or employed by Borrower who does not have a commensurate duty of non-disclosure, or (ii) becomes publicly known other than as a result of disclosure by Administrative Agent or a Lender.

      14.20. PROFORMAS FOR PERMITTED ACQUISITIONS. Borrower shall, no less than 20 days prior to making any Permitted Acquisition, prepare and furnish to Administrative Agent proforma financial statements described below for the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger), demonstrating to the satisfaction of Administrative Agent that the Target Company, all Surviving Companies, and Borrower, as the case may be, will be Solvent upon consummation of such acquisition and upon the passage of time thereafter, and that none of the covenants in Section 16 will be violated as a consequence of such acquisition or with the passage of time thereafter and, if applicable, demonstrating that the Maximum Available Amount will be great enough to allow a Revolving Loan Advance to be made in the amount Borrower will request in connection with the closing of such Permitted Acquisition. Such proforma financial statements shall contain consolidated and consolidating balance sheets, income statements, statements of cash flows and such other reports and disclosures of Borrower as well as the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger) and shall cover such forecast periods, as Administrative Agent may in its discretion require. Borrower shall also provide to Administrative Agent copies of the audited financial statements (if available, or unaudited financial statements if no audited financial statements exist) for the Target Company for the three fiscal years most recently ended and for each of the completed fiscal quarters in the then current fiscal year.

      14.21. ACQUISITION DOCUMENTS. Borrower shall fully perform in all material respects all of its obligations under all Acquisition Documents, and shall enforce all of its rights and remedies thereunder as it deems appropriate in its reasonable business judgment; provided, however, that Borrower shall not take any action or fail to take any action which would result in a waiver or other loss of any material right or remedy of Borrower thereunder. Without limiting the generality of the foregoing, Borrower shall take all action necessary or appropriate to permit, and shall not take any action which would have a Material Adverse Effect upon, the full enforcement of all indemnification rights under all the Acquisition Documents. Borrower shall not, without Administrative Agent's prior written consent, modify, amend, supplement, compromise, satisfy, release or discharge any material provision of the Acquisition Documents, any material collateral securing the same, any Person liable directly or indirectly with respect thereto, or any material agreement relating to the Acquisition Documents or the collateral therefor.

      14.22. FURTHER ASSURANCES. Borrower shall execute and deliver, or cause to be executed and delivered, to Administrative Agent such documents and agreements, and shall take or cause to be taken such actions, as Administrative Agent may from time to time reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

15. NEGATIVE COVENANTS. Borrower covenants and agrees that, while any of the Commitments remains in effect and until all of the Loan Obligations are fully and indefeasibly paid, no Letters of Credit are outstanding and the Letter of Credit Exposure is zero, Borrower shall not, directly or indirectly, do any of the following, or permit any Covered Person to do any of the following, without the prior written consent of Required Lenders:

      15.1. INVESTMENTS. Make any Investments in any other Person except the following:

            15.1.1. Investments in (i) interest-bearing obligations of the United States government or any department, agency or instrumentality thereof; (ii) certificates of deposit issued by any Lender; (iii) prime commercial paper rated A1 or better by Standard and Poor's Corporation or Prime P1 or better by Moody's Investor Service, Inc.; (iv) agreements involving the sale to a Covered Person of United States government securities and their guarantied repurchase the next Business Day by a commercial bank chartered under the Laws of the United States or any state thereof which has capital and surplus of not less than $500,000,000.00 (v) certificates of deposit issued by and time deposits with any commercial bank chartered under the Laws of the United States or any state thereof which has capital and surplus of not less than $500,000,000.00; or (vi) municipal bonds that are rated in either of the two highest rating categories by a nationally recognized rating service.

            15.1.2. Accounts arising in the ordinary course of business and payable in accordance with Borrower's or such Covered Person's customary trade terms.

            15.1.3. Any Investments that constitute Permitted Acquisitions.

            15.1.4. Investments existing on the Execution Date and disclosed in
            Section 12.19 of the Disclosure Schedule.

            15.1.5. Notes received by a Covered Person in settlement of Indebtedness of other Persons to such Covered Person that was incurred in the ordinary course of such Covered Person's business.

            15.1.6. Investments by any Covered Person in any other Covered
            Person.

            15.1.7. Loans to employees of any Covered Person, provided that in no event shall all such loans exceed $500,000 in the aggregate.

            15.1.8. Investments by any Covered Person in Johnson.

            15.1.9. Investments in any new Subsidiary after the Effective Date so long as such new Subsidiary shall have been organized, created or acquired in accordance with Section 15.17.

      15.2. INDEBTEDNESS. Create, incur, assume, or allow to exist any Indebtedness of any kind or description, except the following:

            15.2.1. Indebtedness to trade creditors incurred in the ordinary course of business, to the extent that it is not overdue past the original due date by more than 90 days, provided that Indebtedness that is overdue past its original due date by more than ninety (90) days will be considered Permitted Indebtedness if it is the subject of a good faith dispute and Borrower or such Covered Person has established appropriate reserves adequate to pay such items in accordance with GAAP.

            15.2.2. The Loan Obligations.

            15.2.3. Indebtedness secured by Permitted Security Interests.

            15.2.4. Indebtedness under Capital Leases to the extent it does not exceed $3,500,000.00 in the aggregate at any time and is on terms approved in advance in writing by Administrative Agent.

            15.2.5. Indebtedness owed by one Covered Person to another Covered Person.

            15.2.6. Any Interest Hedge Obligation.

            15.2.7. The Indebtedness set forth on Section 15.2.7 of the Disclosure Schedule.

            15.2.8. Indebtedness incurred in connection with Permitted Acquisitions that does not exceed $2,500,000.00.

            15.2.9. Indebtedness evidenced by the $75,000,000 Senior Guaranteed Notes due May 25, 2014 issued pursuant to the Note Purchase Agreement (such Indebtedness, the "Parity Debt") or the other Note Purchase Documents.

      15.3. PREPAYMENTS. Voluntarily prepay any Indebtedness other than (a) the Loan Obligations in accordance with the terms of the Loan Documents, (b) trade payables in the ordinary course of business, (c) Operating and Capital Lease obligations, and (d) the Parity Debt in accordance with the terms of the Note Purchase Agreement.

      15.4. INDIRECT OBLIGATIONS. Create, incur, assume or allow to exist any Indirect Obligations except the Permitted Indebtedness and except Indirect Obligations existing on the Execution Date and disclosed on Section 12.21 of the Disclosure Schedule.

      15.5. SECURITY INTERESTS. Create, incur, assume or allow to exist any Security Interest upon all or any part of its property, real or personal, now owned or hereafter acquired, except the following:

            15.5.1. Security Interests for taxes, assessments or governmental charges not delinquent or being diligently contested in good faith and by appropriate proceedings and for which adequate book reserves in accordance with GAAP are maintained.

            15.5.2. Security Interests arising out of deposits in connection with workers' compensation insurance, unemployment insurance, old age pensions, or other social security or retirement benefits legislation.

            15.5.3. Deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business.

            15.5.4. Security Interests imposed by any Law, such as mechanics', workmen's, materialmen's, landlords', carriers', or other like Security Interests arising in the ordinary course of business which secure payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on Borrower's books.

            15.5.5. Purchase money Security Interests securing payment of the purchase price of capital assets acquired by a Covered Person after the Execution Date in an aggregate principal amount outstanding at any one time that does not exceed $1,000,000.00.

            15.5.6. Security Interests existing on the Execution Date that are disclosed in Section 12.30 of the Disclosure Schedule and are satisfactory to Lenders.

            15.5.7. Security Interests arising in connection with Permitted Acquisitions to the extent of the limitations set forth in Section 15.2.8.

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            15.5.8. Security Interests granted under Capital Leases to the extent of the limitations set forth in Section 15.2.4 and security interests granted under Operating Leases.

      15.6. NO AMENDMENTS TO ACQUISITION DOCUMENTS. Agree to, acquiesce to, or consent to any amendment, modification, supplement, restatement, replacement or change to any of the documents executed in connection with any of the Acquisition Documents if such change would be reasonably likely to have a Material Adverse Effect.

      15.7. ACQUISITIONS. Acquire a controlling interest in the stock, membership interests, or any other equity interest in a Person, or acquire all or substantially all of the assets of a Person (including without limitation assets comprising all or substantially all of an unincorporated business unit or division of any Person), except for Permitted Acquisitions. Permitted Acquisition means an acquisition of a controlling interest in the stock, membership interests, or any other equity interest in a Person, or the acquisition of all or substantially all of the assets of a Person (including without limitation assets comprising all or substantially all of an unincorporated business unit or division of any Person), which satisfies each of the following conditions: (i) Borrower or any Subsidiary of Borrower is the Acquiring Company, (ii) if the acquisition is structured as a merger, Borrower or any Subsidiary of Borrower is the Surviving Company, (iii) Target Company is in a substantially similar line of business as Borrower or another Covered Person, (iv) Target Company has an EBITDA in excess of zero for the twelve month period ended on the date such acquisition is consummated, (v) there is no Existing Default, and no Default or Event of Default will occur or is reasonably likely to occur as a result of or due to such acquisition,
      (vi) Borrower has fully complied with Section 14.20 of this Agreement with respect to such acquisition, (vii) the Maximum Available Amount is at least $3,000,000.00 after giving effect to such acquisition, (viii) the purchase price (including without limitation any deferred purchase price, seller notes, assumed Indebtedness, or similar items) together with all expenses incurred in connection with such acquisition does not exceed $15,000,000.00 for any single acquisition or $30,000,000.00 in the aggregate during any fiscal year of Borrower, (ix) simultaneously with the closing of such acquisition, the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger) executes and delivers to Administrative Agent an unlimited Guaranty of the Loan Obligations, or at the option of Administrative Agent in Administrative Agent's absolute discretion, a joinder agreement satisfactory to Administrative Agent in which such Target Company or Surviving Company becomes a Borrower under this Agreement and assumes primary, joint and several liability for the Loan Obligations, (x) prior to the closing of such acquisition, a Responsible Officer of Borrower delivers to Administrative Agent a certificate on behalf of Borrower certifying that such acquisition is a Permitted Acquisition, and (xi) such acquisition is friendly, rather than hostile, in nature.

      15.8. DISPOSAL OF PROPERTY. Sell, transfer, exchange, lease, or otherwise dispose of any of its assets except (i) sales of Inventory in the ordinary course of business, (ii) the sales of obsolete or unused assets, (iii) sales of assets that are replaced by comparable assets of

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

      comparable or better quality; and (iv) sales of other assets that do not exceed $3,500,000.00 per year in the aggregate.

      15.9. DISTRIBUTIONS. Directly or indirectly declare or make, or incur any liability to make, any Distribution to any Person other than Distributions from one Covered Person to another; provided that: (1) the payment of cash dividends in an amount not to exceed six cents per share per calendar quarter, up to a maximum of $7,500,000.00 per fiscal year and (2) the Repurchases shall be permitted so long as there is no Default hereunder at the time of declaration of such Distribution or Repurchases. For purposes of this Section, a Distribution means and includes (i) any cash dividend or payment, (ii) any retirement or prepayment of debt securities (other than the Loan Obligation, the Parity Debt or as otherwise permitted hereunder) before their regularly scheduled maturity dates, (iii) any loan or advance to a shareholder or partner (other than Permitted Investments),
      (iv) any direct or indirect purchase, redemption or other acquisition or retirement of any class of its capital stock other than repurchases of Borrower's capital stock made in connection with the exercise by employees of stock options either by (x) the acquisition of shares from an employee in payment of the exercise price for options, or (y) the withholding of shares in payment of an employee's tax obligations in connection with such exercise.

      15.10. CHANGE OF CONTROL. Merge or consolidate with or into another Person provided that a Covered Person shall be permitted to merge or consolidate with or into another Covered Person upon advance written notice to Administrative Agent, or permit any Person or Group (i) to become the record or beneficial owner, directly or indirectly, on a fully diluted basis, of securities representing 49% or more of the voting power of Borrower's then outstanding securities having the power to vote or 49% or more of Borrower's then outstanding capital stock, or (ii) to acquire the power to elect a majority of the Board of Directors of Borrower.

      15.11. AMENDMENT TO CHARTER DOCUMENTS. Amend, modify, supplement, restate, replace, or change any of its Charter Documents, except to the extent such change could not reasonably be expected to adversely affect Administrative Agent or any Lender.

      15.12. CAPITAL STRUCTURE; EQUITY SECURITIES. Make any change in capital structure which has or is reasonably likely to have a Material Adverse Effect; or issue or create any stock, membership interest, or other equity interest (or class or series thereof, or non-equity interest that is convertible into stock, membership interests or other equity interest (or class or series thereof), in any Covered Person, except stock, membership interests, or other equity interests (or class or series thereof) that are subordinated in right of payment to all the Loan Obligations.

      15.13. CHANGE OF BUSINESS. Engage in any business other than substantially as conducted on the Execution Date.

      15.14. TRANSACTIONS WITH AFFILIATES. Enter into or be a party to any transaction or arrangement, including the purchase, sale or exchange of property of any kind or the rendering of any service, with any Affiliate other than a Covered Person, or make any loans or advances to any Affiliate other than a Covered Person, except that each Covered Person may engage in such transactions in the ordinary course of business and pursuant to the reasonable requirements of its business and on fair and reasonable terms substantially as favorable to it as those which it could obtain in a comparable arm's-length transaction with a non-Affiliate. No Covered Person may pay any management or other fees to any Affiliate that is not a Covered Person; provided, however, that no such management fees may be paid while there is an Existing Default, and any such management fees which are not paid when due as a result of this sentence may be subsequently paid only at such time as (i) there is no Existing Default, and (ii) the payment of such management fee would not cause a Default to occur or result in a Default.

      15.15. CONFLICTING AGREEMENTS. Enter into any agreement, that would, if fully complied with by it, result in a Default or Event of Default either immediately or upon the elapsing of time.

      15.16. SALE AND LEASEBACK TRANSACTIONS. Enter into any agreement or arrangement with any Person providing for any Covered Person to lease or rent property that Borrower has sold or will sell or otherwise transfer to such Person.

      15.17. NEW SUBSIDIARIES. Organize, create or acquire any Subsidiary unless it is part of a Permitted Acquisition or Borrower has obtained the prior written consent of Administrative Agent thereto (which consent shall not be unreasonably withheld) and contemporaneously with the organization, creation or acquisition of such Subsidiary, the applicable Covered Person and such Subsidiary executes and delivers to Administrative Agent for the benefit of Lenders the following additional documents: an unlimited guaranty of the Loan Obligations by such Subsidiary, together with an opinion letter from counsel for such Subsidiary. Such counsel shall be acceptable to Administrative Agent and such opinion letter shall be substantially similar to the opinion letter(s) received on the Execution Date.

      15.18. FISCAL YEAR. Change its fiscal year (currently April 1 - March 31), without the prior written consent of Administrative Agent, which consent shall not be unreasonably withheld.

      15.19. LEASES. Enter into any Capital Leases except as permitted by
      Section 15.2.

      15.20. TRANSACTIONS HAVING A MATERIAL ADVERSE EFFECT ON COVERED PERSON. Enter into any transaction which has or is reasonably likely to have a Material Adverse Effect on any Covered Person; or enter into any transaction, or take or contemplate taking any other action, or omit or contemplate omitting to take any action, which any Responsible Officer knows, or reasonably should know is likely to cause a Default or Event of Default hereunder.

      15.21. NEGATIVE PLEDGE. Enter into any agreement (other than the Note Purchase Documents and as described in Section 15.21 of the Disclosure Schedule) containing a provision which would prevent, hinder or impair Borrower or any other Covered Person

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

      from creating, incurring, assuming or allowing to exist any Security Interest upon all or any part of its property, real or personal, now owned or hereafter acquired.

16.   FINANCIAL COVENANTS.

      16.1. SPECIAL DEFINITIONS. As used in this Section 16 and elsewhere herein, the following capitalized terms have the following meanings:

      EBIT means, with respect to any fiscal period of Borrower, the consolidated net income of Borrower and each Covered Person for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, plus (i) Interest Expense in such period, (ii) income tax expense in such period, and (iii) the non-cash charges of any share-based compensation awards, to the extent such non-cash charges were expensed during such period in accordance with SFAS 123 or are required to be shown as an expense in any comparative financial statements for periods prior to the effective date of SFAS 123. For any period during which a Prior Acquisition or any Permitted Acquisition was consummated, EBIT shall be calculated on a proforma basis as if the entity acquired in connection with any such acquisition had been acquired on the first day of such period. From and after the Execution Date, EBIT shall be adjusted for the first four consecutive fiscal quarters thereafter by adding the following amounts to EBIT determined pursuant to the immediately preceding sentence: $2,700,000.00 for the quarter ending June 30, 2006, $1,675,000.00 for the quarter ending September 30, 2006,
      $650,000.00 for the quarter ending December 31, 2006, and $325,000.00 for the quarter ending March 31, 2007.

      EBITDA means, with respect to any fiscal period of Borrower, the consolidated net income of Borrower and each Covered Person for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, plus (i) (A) Interest Expense in such period, (B) income tax expense in such period, (C) amortization of good will and depreciation expense taken in such period, (D) any extraordinary loss in such period, and (E) the non-cash charges of any share-based compensation awards, to the extent such non-cash charges were expensed during such period in accordance with SFAS 123 or are required to be shown as an expense in any comparative financial statements for periods prior to the effective date of SFAS 123, minus (ii) any extraordinary gain in such period. For any period during which a Prior Acquisition or any Permitted Acquisition was consummated, EBITDA shall be calculated on a proforma basis as if the entity acquired in connection with any such acquisition had been acquired on the first day of such period. From and after the Execution Date, EBITDA shall be adjusted for the first four consecutive fiscal quarters thereafter by adding the following amounts to EBITDA determined pursuant to the immediately preceding sentence:
      $2,700,000.00 for the quarter ending June 30, 2006, $1,675,000.00 for the quarter ending September 30, 2006, $650,000.00 for the quarter ending December 31, 2006, and $325,000.00 for the quarter ending March 31, 2007.

      Interest Expense means for any period of calculation, all interest, whether paid in cash or accrued as a liability, but without duplication, on Indebtedness of Borrower and each Covered Person during such period.

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

      Senior Indebtedness means the outstanding balance of the Loan Obligations at the time of calculation.

      SFAS 123 means Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004).

      Total Indebtedness means the sum of (i) Senior Indebtedness, (ii) the aggregate outstanding principal amount of the Parity Debt, and (iii) the unamortized capitalized amount of all Capital Leases.

      All other capitalized terms used in this Section 16 shall have their meanings and shall be determined under GAAP.

      16.2. INTENTIONALLY DELETED.

      16.3. MINIMUM INTEREST COVERAGE. The ratio of Borrower's: (i) EBIT minus dividends and income tax expense to (ii) Interest Expense for the four-quarter period then ended, calculated the last day of each fiscal quarter ending March 31, June 30, September 30, and December 31 through the Revolving Loan Maturity Date shall not be less than 2.0 to 1.

      16.4. MAXIMUM RATIO OF TOTAL INDEBTEDNESS TO EBITDA. The ratio of Borrower's Total Indebtedness to EBITDA for the four-quarter period then ended, calculated the last day of each fiscal quarter ending March 31, June 30, September 30, and December 31 through the Revolving Loan Maturity Date shall not be greater than 2.50 to 1; provided that, notwithstanding the foregoing, for the fiscal quarters ending June 30, 2006 and September 30, 2006, the Borrower's ratio of Total Indebtedness to EBITDA shall not be greater than 2.75 to 1.

      16.5. INTENTIONALLY DELETED.

      16.6. MINIMUM EBITDA. Commencing with the quarter ending June 30, 2006, Borrower's EBITDA for the four-quarter period then ended, calculated as of the last day of each fiscal quarter ending June 30, September 30, December 31, and March 31 through the Revolving Loan Maturity Date shall be no less than (A) $60,400,000, plus (B) 75% of EBITDA of any entity acquired in connection with a Permitted Acquisition for the most recently-ended four fiscal quarters prior to the closing of such Permitted Acquisition, as such amount is mutually agreed by the Administrative Agent and the Borrower.

17.   DEFAULT.

      17.1. EVENTS OF DEFAULT. Any one or more of the following shall constitute an event of default (an Event of Default) under this Agreement:

            17.1.1. FAILURE TO PAY PRINCIPAL OR INTEREST. Failure of Borrower to pay any principal of the Loans or interest accrued thereon when due or within two (2) days thereafter, or failure of Borrower to pay any of the other Loan Obligations when due, or within two (2) days thereafter.

            17.1.2. FAILURE TO PAY AMOUNTS OWED TO OTHER PERSONS. Failure of any Covered Person to make any payment due on Indebtedness of such Covered Person over $500,000.00 to Persons (other than Lenders under the Loan Documents) which continues uncured or unwaived beyond any applicable grace period specified in the documents evidencing such Indebtedness.

            17.1.3. REPRESENTATIONS OR WARRANTIES. Any of the Representations and Warranties is discovered to have been false in any material respect when made.

            17.1.4. CERTAIN COVENANTS. Failure of any Covered Person to comply with the covenants in Sections 14.1, 14.5, 14.9, 14.10, 14.14,
            14.18, 14.19, 14.20, 14.21, 15, or 16.

            17.1.5. OTHER COVENANTS. Failure of any Covered Person to comply with any of the terms or provisions of any of the Loan Documents applicable to it (other than a failure which constitutes an immediate Event of Default under, or for which some other grace period is specified in any other Section of this 17.1) which is not remedied or waived in writing by Administrative Agent within 30 days after a Responsible Officer becoming aware of such failure.

            17.1.6. ACCELERATION OF OTHER INDEBTEDNESS. Any Obligation (other than a Loan Obligation) of a Covered Person for the repayment of $500,000.00 or more of borrowed money becomes or is declared to be due and payable or required to be prepaid (other than by an originally scheduled prepayment) prior to the original maturity thereof.

            17.1.7. DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any default or event of default under any agreement to which a Covered Person is a party (other than the Loan Documents), which default or event of default continues uncured or unwaived beyond any applicable grace period provided therein and has or is reasonably likely to have a Material Adverse Effect.

            17.1.8. BANKRUPTCY; INSOLVENCY; ETC. A Covered Person (i) fails to pay, or admits in writing its inability to pay, its debts generally as they become due, or otherwise becomes insolvent (however evidenced); (ii) makes an assignment for the benefit of creditors;
            (iii) files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of such Covered Person or any substantial part of its property; (iv) commences any proceeding relating to such Covered Person under any reorganization, arrangement, readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; (v) has commenced against it any such proceeding which remains undismissed for a period of 60 days, or by any act indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for it or of any substantial part of

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

            its property, or allows any such receivership or trusteeship to continue undischarged for a period of 60 days; or (vi) takes any action to authorize any of the foregoing.

            17.1.9. JUDGMENTS; ATTACHMENT; SETTLEMENT; ETC. Any one or more judgments or orders is entered against a Covered Person or any attachment or other levy is made against the property of a Covered Person with respect to a claim or claims involving in the aggregate liabilities (not paid or fully covered by insurance, less the amount of reasonable deductibles in effect on the Execution Date) in excess of $500,000.00 and such judgment or order becomes final and non-appealable or if timely appealed is not fully bonded and collection thereof stayed pending the appeal.

            17.1.10. PENSION BENEFIT PLAN TERMINATION, ETC. Any Pension Benefit Plan termination by the PBGC or the appointment by the appropriate United States District Court of a trustee to administer any Pension Benefit Plan or to liquidate any Pension Benefit Plan; or any event which constitutes grounds either for the termination of any Pension Benefit Plan by PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Pension Benefit Plan shall have occurred and be continuing for thirty (30) days after Borrower has notice of any such event; or any voluntary termination of any Pension Benefit Plan which is a DEFINED BENEFIT PENSION PLAN as defined in Section 3(35) of ERISA while such defined benefit pension plan has an ACCUMULATED FUNDING DEFICIENCY, unless Administrative Agent has been notified of such intent to voluntarily terminate such plan and Required Lenders have given their consent and agreed that such event shall not constitute a Default; or the plan administrator of any Pension Benefit Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(1) of the Code and Required Lenders determine that the substantial business hardship upon which the application for such waiver is based could subject any Covered Person or ERISA Affiliate of any Covered Person to a liability in excess of $200,000.00.

            17.1.11. LIQUIDATION OR DISSOLUTION. A Covered Person files a certificate of dissolution under applicable state Law or is liquidated or dissolved or suspends or terminates the operation of its business, or has commenced against it any action or proceeding for its liquidation or dissolution or the winding up of its business, or takes any corporate action in furtherance thereof, except in connection with the consolidation of such a Covered Person and its assets with another Covered Person and its assets.

            17.1.12. SEIZURE OF ASSETS. All or any material part of the property of any Covered Person is nationalized, expropriated, seized or otherwise appropriated, or custody or control of such property or of any Covered Person shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, unless the same is being contested in good faith by proper proceedings diligently pursued and a stay of enforcement is in effect.

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

            17.1.13. RACKETEERING PROCEEDING. There is filed against any Covered Person any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of
            1970), which action, suit or proceeding is not dismissed within 120 days and would be reasonably likely to result in the confiscation or forfeiture of a material portion of the assets of the Covered Persons, taken as a whole.

            17.1.14. LOAN DOCUMENTS. For any reason other than the failure of Administrative Agent to take any required action, any Loan Document ceases to be in full force and effect or is terminated, revoked or declared void or invalid other than in accordance with this Agreement.

            17.1.15. GUARANTY; GUARANTOR. Any Guaranty ceases to be in full force and effect or any action is taken to discontinue or assert the invalidity or unenforceability of any Guaranty, or any representation or warranty of any Guarantor therein is false in any material respects, or any Guarantor denies that it has any further liability under any Guaranty or gives notice to Administrative Agent to such effect.

      17.2. CROSS DEFAULT. An Event of Default under this Agreement will automatically and immediately constitute a default under all other Loan Documents without regard to any requirement therein for the giving of notice or the passing of time.

      17.3. RIGHTS AND REMEDIES.

            17.3.1. TERMINATION OF COMMITMENTS. Upon an Event of Default described in Section 17.1.8, the Commitments shall be deemed canceled. Upon any other Event of Default, and at any time thereafter, Required Lenders may cancel the Commitments. Such cancellation may be, in either case, without presentment, demand or notice of any kind, which Borrower expressly waives.

            17.3.2. ACCELERATION. Upon an Event of Default described in Section 17.1.8, all of the outstanding Loan Obligations shall automatically become immediately due and payable. Upon any other Event of Default, and at any time thereafter, Required Lenders may declare all of the outstanding Loan Obligations immediately due and payable. Such acceleration may be, in either case, without presentment, demand or notice of any kind, which Borrower expressly waives.

            17.3.3. RIGHT OF SETOFF. So long as there is any Event of Default in existence, each Lender is hereby authorized, without notice to Borrower (any such notice being expressly waived by Borrower), to the fullest extent permitted by law, to set off and apply against the Loan Obligations any and all deposits (general or special, time or demand, provisional or final) at any time held, or any other Indebtedness at any time owing by such Lender (or its Affiliate) to or for the credit or the account of Borrower, irrespective of whether or not such Lender shall have made any demand under this Agreement or the Notes or any Guaranty and although such Loan Obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may otherwise have. All amounts received by each Lender on account of the Loan Obligations pursuant to this Section shall be paid over promptly to Administrative Agent for distribution to Lenders as provided in this Agreement and shall be applied as provided in this Agreement.

            17.3.4. JOINT AND SEVERAL. Each Obligation and liability to the Letter of Credit Issuer, Administrative Agent and each Lender of Borrower, including, without limitation, the Loan Obligations, are the joint and several obligations of Borrower, and each Guarantor and Administrative Agent may proceed directly against Borrower, any Guarantor, all of the foregoing, or any one of the foregoing or any combination of the foregoing, without first proceeding against Borrower, or without joining all Persons liable or potentially liable for any portion of the Loan Obligations in one action.

            17.3.5. MISCELLANEOUS. Upon the occurrence of an Event of Default and at any time thereafter so long as such Event of Default is continuing, Lenders may exercise any other rights and remedies available to Lenders under the Loan Documents or otherwise available to Lenders at law or in equity.

      17.4. APPLICATION OF FUNDS. Any funds received by Lenders or Administrative Agent for the benefit of Lenders with respect to any Loan Obligation after its Maturity, shall be applied as follows: (i) first, to reimburse Lenders pro-rata for any amounts due to Lenders under Section 20.9; (ii) second, to reimburse to Administrative Agent all unreimbursed costs and expenses paid or incurred by Administrative Agent that are payable or reimbursable by Borrower hereunder; (iii) third, to reimburse to Lenders pro-rata all unreimbursed costs and expenses paid or incurred by Lenders (including costs and expenses incurred by Administrative Agent as a Lender that are not reimbursable as provided in the preceding clause) that are payable or reimbursable by Borrower hereunder; (iv) fourth, to the payment of accrued and unpaid fees due hereunder and all other amounts due hereunder (other than the Loans and interest accrued thereon); (v) fifth, to the payment of the Loans of each of the Lenders and interest accrued thereon (which payments shall be pro rata to each of the Lenders in accordance with the amount of the Loans outstanding) and to the payment (pari passu with the foregoing) of any Interest Hedge Obligations (vi) sixth, to the payment of the other Loan Obligations. Any remaining amounts shall be applied to payment of all the Obligations to Administrative Agent. Any further remaining amounts shall be paid to Borrower or such other Persons as shall be legally entitled thereto. Except as expressly provided otherwise herein, Lenders may apply and reverse and reapply, payments to the Loan Obligations in such order and manner as Lenders determine in their absolute discretion. Borrower hereby irrevocably waives the right to direct the application of payments.

18.   ADMINISTRATIVE AGENT AND LENDERS.

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      18.1. APPOINTMENT, POWERS, AND IMMUNITIES. LaSalle is hereby appointed
      Administrative Agent hereunder and under each of the other Loan Documents. Each Lender hereby irrevocably appoints and authorizes Administrative Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in Section 18.5 and the first sentence of Section 18.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Covered Person or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Covered Person or the satisfaction of any condition or to inspect the property (including the books and records) of any Covered Person or any of its Subsidiaries or affiliates;
      (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Lender hereby authorizes LaSalle, in its capacity as Administrative Agent hereunder, to execute the Intercreditor Agreement in connection with the issuance by Borrower of Parity Debt. Notwithstanding the foregoing, the Administrative Agent shall not be obligated to execute the Intercreditor Agreement or any other document or instrument related to the Parity Debt on behalf of the other Lenders.

      18.2. RELIANCE BY ADMINISTRATIVE AGENT. Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Covered Person), independent accountants, and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 20.4 hereof. As to any matters not expressly provided for by this Agreement, Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that

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

      Administrative Agent shall not be required to take any action that exposes Administrative Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

      18.3. EMPLOYMENT OF AGENTS AND COUNSEL. Administrative Agent may execute any of its duties hereunder by or through employees, agents, and attorneys-in-fact and shall not be liable to any Lender, except with respect to money or securities received by it or such agents or attorneys-in-fact, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and shall not be liable to any Lender for acting or failing to act as advised by such counsel, except where doing so violates an express obligation of Administrative Agent under the Loan Documents.

      18.4. DEFAULTS. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless Administrative Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a Notice of Default. In the event that Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give notice thereof to the Lenders. Administrative Agent shall (subject to Section 18.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

      18.5. RIGHTS AS LENDER. With respect to its Commitment and the Loans made by it, LaSalle (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term Lender or Lenders shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. LaSalle (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Covered Person or any of its Subsidiaries or Affiliates as if it were not acting as Administrative Agent, and LaSalle (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Covered Person or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to Lenders. The Lenders acknowledge that, pursuant to such activities, Administrative Agent or its Affiliates may receive information regarding Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of Borrower or such Affiliates) and acknowledge that Administrative Agent shall be under no obligation to provide such information to the Lenders.

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

      18.6. INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, Lenders agree to reimburse and indemnify Administrative Agent upon demand (to the extent not reimbursed under Section 20.8, but without limiting the obligations of Borrower under Section 20.8) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Administrative Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by Administrative Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by Borrower under Section 20.8, to the extent that Administrative Agent is not promptly reimbursed for such costs and expenses by Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

      18.7. NOTIFICATION OF LENDERS. Each Lender agrees to use its good faith efforts, upon becoming aware of anything which has or is reasonably likely to have a Material Adverse Effect on any Covered Person, to promptly notify Administrative Agent thereof. Administrative Agent shall promptly deliver to each Lender copies of every written notice, demand, report (including any financial report), or other writing which Administrative Agent gives to or receives from Borrower and which itself (a) constitutes, or which contains information about, something that has or is reasonably likely to have a Material Adverse Effect on any Covered Person, or (b) is otherwise delivered to Administrative Agent by Borrower pursuant to the Loan Documents and is deemed material information by Administrative Agent in its sole discretion. Administrative Agent and its directors, officers, agents, and employees shall have no liability to any Lender for failure to deliver any such item to such Lender unless the failure constitutes gross negligence or willful misconduct.

      18.8. NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender acknowledges that Administrative Agent has not made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any review of the affairs of Borrower and its Affiliates, shall be deemed to constitute any representation or warranty by Administrative Agent to any Lender. Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Covered Persons and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or

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

      business of any Covered Person or any of its Subsidiaries or Affiliates that may come into the possession of Administrative Agent or any of its Affiliates.

      18.9. RESIGNATION. Administrative Agent may resign at any time by giving notice thereof to the Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America having a combined capital and surplus of at least $1,000,000,000.00. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $1,000,000,000.00. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. If no successor has accepted appointment as Administrative Agent within thirty (30) days after the date on which Administrative Agent first attempts to appoint a successor Administrative Agent, the resigning Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor which accepts such appointment. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 18.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

      18.10. COLLECTIONS AND DISTRIBUTIONS TO LENDERS BY ADMINISTRATIVE AGENT. Except as otherwise provided in this Agreement, all payments of interest, fees, principal and other amounts received by Administrative Agent for the account of Lenders shall be distributed by Administrative Agent to Lenders in accordance with their Pro-Rata Shares of the outstanding Loan Obligations at the time of such distribution on the same Business Day when received, unless received after 1:00 p.m. (Local Time) in which case they shall be so distributed by 1:00 p.m. (Local Time) on the next Business Day. All amounts received by any Lender on account of the Loan Obligations, including amounts received by way of setoff, shall be paid over promptly to Administrative Agent for distribution to Lenders as provided above in this Section. Such distributions shall be made according to instructions that each Lender may give to Administrative Agent from time to time.

      18.11. LENDER AS NON-U.S. PARTICIPANT. To the extent permitted by applicable law, each lender that is not a United States person within the meaning of Code Section 7701(a)(30) (a "Non-U.S. Participant") shall deliver to the Borrower and the Administrative Agent on or prior to the initial Advance (or in the case of a Lender that is an Assignee, on the date of such assignment to such Lender) two accurate and complete original signed copies of IRS Form W-8BEN, W-8ECI, or W-8IMY (or any successor or other applicable form prescribed by the IRS) certifying to such Lender's entitlement to a

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

      complete exemption from, or a reduced rate in, United States withholding tax on interest p0ayments to be made hereunder or any Loan. If a Lender that is a Non-U.S. Participant is claiming a complete exemption from withholding on interest pursuant to Code Sections 871(h) or 881(c), the Lender shall deliver (along with two accurate and complete original signed copies of IRS Form W-8BEN) a certificate in form and substance reasonably acceptable to Administrative Agent (any such certificate, a "Withholding Certificate"). In addition, each Lender that is a Non-U.S. Participant agrees that from time to time after the date hereof (or in the case of a Lender that is an Assignee, after the date of the assignment to such Lender), when a lapse in time (or change in circumstances occurs) renders the prior certificates hereunder obsolete or inaccurate in any material respect, such Lender shall, to the extent permitted under applicable law, deliver to the Company and the Administrative Agent two new and accurate and complete original signed copies of an IRS Form W-8BEN, W-8ECI, or W-8IMY (or any successor or other applicable forms prescribed by the IRS), and if applicable, a new Withholding Certificate, to confirm or establish the entitlement of such Lender or the Administrative Agent to an exemption form, or reduction in, United States withholding tax on interest payments to be made hereunder or any Loan.

            Each Lender that is not a Non-U.S. Participant (other than any such Lender which is taxed as a corporation for U.S. federal income tax purposes) shall provide two properly completed and duly executed copies of IRS Form W-9 (or any successor or other applicable form) to the Borrower and the Administrative Agent certifying that such Lender is exempt from United States backup withholding tax. To the extent that a form provided pursuant to this Section is rendered obsolete or inaccurate in any material respects as result of change in circumstances with respect to the status of a Lender, such Lender shall, to the extent permitted by applicable law, deliver to the Borrower and the Administrative Agent revised forms necessary to confirm or establish the entitlement to such Lender's or Agent's exemption from United States backup withholding tax. The Borrower shall not be required to pay additional amounts to a Lender, or indemnify any lender, under this Section, to the extent that such obligations would not have arisen but for the failure of such Lender to comply with this Section.

            Each Lender agrees to indemnify the Administrative Agent and hold the Administrative Agent harmless for the full amount of any and all present or future Taxes and related liabilities (including penalties, interest, additions to tax and expenses, and any Taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this Section) which are imposed on or with respect to principal, interest or fees payable to such Lender hereunder and which are not paid by the Borrower pursuant to this Section, whether or not such Taxes or related liabilities were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Administrative Agent makes written demand therefor.

19.   CHANGE IN CIRCUMSTANCES.

      19.1. COMPENSATION FOR INCREASED COSTS AND REDUCED RETURNS.

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            19.1.1. LAW CHANGES OR TAX IMPOSITIONS. If, after the Execution
            Date, the adoption of any applicable Law or any change in any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

                  19.1.1.1. Subjects such Lender (or its Applicable Lending Office) to any Tax with respect to any Eurodollar Loans or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement in respect of any Eurodollar Loans (other than Taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                  19.1.1.2. Imposes, modifies, or deems applicable any reserve, special deposit, assessment or similar requirement (other than the reserve requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

                  19.1.1.3. Imposes on such Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London Interbank market any other condition affecting this Agreement, its Commitments or its Note or any of such extensions of credit or liabilities or commitments;

            and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or any of its Notes with respect to any Loans, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrower under this Section 19.1.1, Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to make or continue Loans of the type with respect to which such compensation is requested, or to convert Loans of any other type into Loans of such type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 19.5 shall be applicable); provided, however, that such suspension shall not affect the right of such Lender to receive the compensation so requested.

            19.1.2. CAPITAL ADEQUACY. If, after the Execution Date, any Lender shall have determined that the adoption of any applicable Law regarding capital adequacy or

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

            any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

            19.1.3. NOTICE TO BORROWER. Each Lender shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 19.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this
            Section 19.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

      19.2. MARKET FAILURE. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

            19.2.1. Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

            19.2.2. the Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

      then Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, continue Eurodollar Loans, or to convert Eurodollar Loans and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans either prepay such Loans or convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

      19.3. ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make,

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

      maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify Borrower thereof and such Lender's obligation to make, continue Eurodollar Loans or convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 19.5 shall be applicable).

      19.4. COMPENSATION. Upon the request of any Lender, Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

            19.4.1. any payment, prepayment, or conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to the terms hereof) on a date other than the last day of the Interest Period for such Eurodollar Loan; or

            19.4.2. any failure by Borrower for any reason to borrow, convert, continue, or prepay a Eurodollar Loan on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant notice of borrowing, prepayment, continuation, or conversion under this Agreement.

      If a Lender claims compensation under this Section 19.4, such Lender shall furnish a certificate to Borrower that states the amount to be paid to it hereunder and includes a description of the method used by such Lender in calculating such amount. Borrower shall have the burden of proving that the amount of any such compensation calculated by a Lender is not correct. Any compensation payable by Borrower to a Lender under this Section 19.4 shall be payable without regard to whether such Lender has funded its Pro-Rata Share of any Eurodollar Advance or Eurodollar Loan through the purchase of deposits in an amount or of a maturity corresponding to the deposits used as a reference in determining the Eurodollar Rate.

      19.5. TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make Eurodollar Loans or to continue any Eurodollar Loans, or to convert any Base Rate Loan into a Eurodollar Loan shall be suspended pursuant to
      Section 19.1, 19.2, or 19.3 (such Loans being herein called Affected Loans), such Lender's Affected Loans shall be automatically and immediately converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a conversion required by Section 19.3, on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 19.1, 19.2, or 19.3 that gave rise to such conversion no longer exist:

            19.5.1. to the extent that such Lender's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall continue to be made and applied as provided for herein; and

                                       59
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            19.5.2. all Loans that would otherwise be made or continued by such
            Lender as Eurodollar Loans shall be made or continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be converted into Eurodollar Loans shall be converted instead into (or shall remain as) Base Rate Loans.

      If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 19.1, 19.2, or 19.3 hereof that gave rise to the conversion of such Lender's Affected Loans pursuant to this Section 19.5 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the type of the Affected Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the type of the Affected Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the type of the Affected Loans and by such Lender are held pro rata (as to principal amounts, type of interest, and Interest Periods) in accordance with their respective Commitments.

      19.6. TAXES.

            19.6.1. GROSS-UP. Any and all payments by Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all Taxes, whether imposed now or in the future, excluding, in the case of each Lender and the Administrative Agent, Taxes imposed on its income, and franchise Taxes imposed on it, by the jurisdiction under the Laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof. If Borrower is required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable will be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 19.6) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) Borrower shall furnish to Administrative Agent, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as Impositions). Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Impositions (including, without limitation, any Taxes or Impositions imposed or asserted by any jurisdiction on amounts payable under this Section 19.6) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses)

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            arising therefrom or with respect thereto. Within 30 days after the date of any payment of Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of the receipt evidencing such payment.

            19.6.2. LENDERS' UNDERTAKINGS.

                  19.6.2.1. Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding Tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any Governmental Authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of Tax on payments pursuant to this Agreement or any of the other Loan Documents. For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to this Section
                  19.6.2 (unless such failure is due to a change in treaty or Law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 19.6.1 with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  19.6.2.2. If Borrower is required to pay additional amounts to or for the account of any Lender or Administrative Agent pursuant to this Section 19.6.2, then such Lender or the Administrative Agent will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender or the Administrative Agent, as the case may be, is not otherwise

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                  disadvantageous to such Lender or the Administrative Agent, as the case may be.

            19.6.3. SURVIVAL OF BORROWER'S OBLIGATIONS. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section
            19.6 shall survive the termination of the Commitments, the expiration of the Letters of Credit, and the indefeasible full payment and satisfaction of all of the Loan Obligations.

      19.7. USURY. Notwithstanding any provisions to the contrary in Section 4 or elsewhere in any of the Loan Documents, Borrower shall not be obligated to pay interest at a rate which exceeds the maximum rate permitted by Law. If, but for this Section 19.7, Borrower would be deemed obligated to pay interest at a rate which exceeds the maximum rate permitted by Law, or if any of the Loan Obligations is paid or becomes payable before its originally scheduled Maturity and as a result Borrower has paid or would be obligated to pay interest at such an excessive rate, then (i) Borrower shall not be obligated to pay interest to the extent it exceeds the interest that would be payable at the maximum rate permitted by Law; (ii) if the outstanding Loan Obligations have not been accelerated as provided in Section 17.3.2, any such excess interest that has been paid by Borrower shall be refunded; (iii) if the outstanding Loan Obligations have been accelerated as provided in Section 17.3.2, any such excess that has been paid by Borrower shall be applied to the Loan Obligations as provided in
      Section 17.4; and (iv) the effective rate of interest shall be deemed automatically reduced to the maximum rate permitted by Law.

20.   GENERAL.

      20.1. INTENTIONALLY DELETED.

      20.2. RIGHTS NOT EXCLUSIVE. Every right granted to Administrative Agent and Lenders hereunder or under any other Loan Document or allowed to it at law or in equity shall be deemed cumulative and may be exercised from time to time.

      20.3. SURVIVAL OF AGREEMENTS. All covenants and agreements made herein and in the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and other Loan Documents and the making of every Advance. All agreements, obligations and liabilities of Borrower under this Agreement concerning the payment of money to Administrative Agent and Lenders, including Borrower's obligations under Sections 20.8 and 20.9, but excluding the obligation to repay the Loans and interest accrued thereon, shall survive the repayment in full of the Loans and interest accrued thereon, whether or not indefeasible, the return of the Notes to Borrower, the termination of the Commitments and the expiration of all Letters of Credit.

      20.4. ASSIGNMENTS.

            20.4.1. PERMITTED ASSIGNMENTS. At any time after the Execution Date, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Notes

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            payable to it, its Commitments and its Loans), provided that the terms of assignment satisfy the following requirements:

                  20.4.1.1. Administrative Agent shall have accepted the assignment, which acceptance shall not be unreasonably withheld.

                  20.4.1.2. Each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement.

                  20.4.1.3. For each assignment involving the issuance and transfer of Notes, the assigning Lender shall execute an Assignment and Acceptance in the form attached hereto as
                  Exhibit 20.4.1 together with any Note subject to such assignment and a processing fee of $3,500.00.

                  20.4.1.4. The minimum Commitment which may be assigned (which must include the applicable portion of the assigning Lender's Revolving Loan Commitment and Letter of Credit Commitment) is $5,000,000.00, or such lesser amount which constitutes such Lender's entire Commitment; provided, however, that no such minimum shall apply between a Lender and its Affiliates, or between one Lender and another Lender or an assignment of all of a Lender's rights and obligations under this Agreement.

                  20.4.1.5. The assignee shall have an office located in the United States and is otherwise an Eligible Assignee.

                  20.4.1.6. If there is no Event of Default in existence as of the date of such assignment, Borrower shall have consented to the assignment, which consent shall not be unreasonably withheld.

            20.4.2. CONSEQUENCES AND EFFECT OF ASSIGNMENTS. From and after the effective date specified in any Assignment and Acceptance, the assignee shall be deemed and treated as a party to this Agreement and the Intercreditor Agreement and, to the extent that rights and obligations hereunder and under the Notes held by the assignor have been assigned or negotiated to the assignee pursuant to such Assignment and Acceptance, to have the rights and obligations of a Lender hereunder as fully as if such assignee had been named as a Lender in this Agreement and of a holder of such Notes, and the assignor shall, to the extent that rights and obligations hereunder or under such Notes have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its future obligations under this Agreement. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to the exemption from deduction or withholding of Taxes in accordance with Section 19.6.

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            20.4.3. AGREEMENTS UPON ASSIGNMENT. By executing and delivering an
            Assignment and Acceptance, the assignor thereunder and the assignee confirm to and agree with each other and the other parties hereto substantially as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse; (ii) such assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Covered Person or the performance or observance by any Covered Person of any of its Loan Obligations; (iii) such assignee confirms that it has received a copy of this Agreement, the Intercreditor Agreement, the Financial Statements and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
            (iv) such assignee will, independently and without reliance upon Administrative Agent, such assignor, or any other Lender, and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the Intercreditor Agreement are required to be performed by it as a Lender and a holder of a Note.

            20.4.4. REGISTER. Administrative Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of and principal amount of Loans owing to, each Lender from time to time (the Register). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 20.4.1 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

            20.4.5. NOTICE TO BORROWER OF ASSIGNMENT. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, if Administrative Agent accepts the assignment contemplated thereby, Administrative Agent shall give prompt notice thereof to Borrower. Borrower shall execute and deliver replacement Notes to the assignor and assignee as requested by Administrative Agent and necessary to give effect to the assignment. If Borrower fails or refuses to execute and deliver

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            such replacement Notes, Administrative Agent may, as agent and attorney-in-fact for Borrower, execute and deliver such replacement Notes on behalf of Borrower. Borrower hereby appoints Administrative Agent as its agent and attorney-in-fact for such purpose and acknowledges that such power is coupled with an interest and therefore irrevocable. Administrative Agent shall not have any liability to Borrower or anyone else, including any Lender, as a consequence of exercising such power in any instance.

            20.4.6. ASSIGNMENT TO FEDERAL RESERVE BANK. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

      20.5. SALE OF PARTICIPATIONS. Each Lender may sell participations to one or more Persons (other than Borrower or an Affiliate of Borrower) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); provided, however, that
      (i) such Lender's obligations under this Agreement shall remain unchanged,
      (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Section 19 and the right of setoff contained in Section 17.3.3, (iv) the amount of the participation shall be in a minimum amount of $1,000,000.00 or such lesser amount which constitutes such Lender's entire Commitment, provided, however, that no such minimum amount shall apply to participations between any of Lenders or between any Lender and any of its Affiliates; and (v) Borrower, the other Lenders and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to its Loans, its Notes and its funding of Advances and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers that (a) decrease the amount of principal of the Loans, (b) reduce the rate at which interest is payable on the Loans, (c) extend the final maturity of the Notes, (d) increase its Commitment (if such increase is to be shared by any such Participant), or (e) release any Guarantor. Notwithstanding the foregoing, the sale of any such participations which require Borrower to file a registration statement with the SEC or under the securities Laws of any state shall not be permitted.

      20.6. INTENTIONALLY DELETED.

      20.7. INFORMATION. Any Lender or Administrative Agent may furnish any information concerning Borrower or any of its Subsidiaries in the possession of such Lender or Administrative Agent, as the case may be, from time to time to assignees and participants (including prospective assignees and participants), provided such assignees and participants shall agree to keep such information confidential.

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

      20.8. PAYMENT OF EXPENSES. Borrower agrees to pay or reimburse to Administrative Agent all of Administrative Agent's out-of-pocket costs incurred in connection with Administrative Agent's due diligence review before execution of the Loan Documents; the negotiation and preparation of proposals, a commitment letter and the Loan Documents; the syndication of the Loans; the administration of this Agreement, the Loan Documents and the Loans; the interpretation of any of the Loan Documents; any amendment of or supplementation to any of the Loan Documents; and any waiver, consent or forbearance with respect to any Default or Event of Default. Borrower agrees to pay or reimburse to each Lender all of such Lender's out-of-pocket costs incurred in connection with the enforcement of such Lender's rights and remedies under the Loan Documents after a Default or Event of Default. Administrative Agent's out-of-pocket costs may include but are not limited to the following, to the extent they are actually paid or incurred by Administrative Agent: the cost of searches for Security Interests existing against Covered Persons; recording and filing fees; appraisal fees; environmental consultant fees; litigation costs; and all attorneys' and paralegals' expenses and reasonable fees. Each Lender's out-of-pocket costs may include but are not limited to the following, to the extent they are actually paid or incurred by a Lender: litigation costs and all attorneys' and paralegals' expenses and reasonable fees. Attorneys' and paralegals' expenses may include but are not limited to filing charges; telephone, data transmission, facsimile and other communication costs; courier and other delivery charges; and photocopying charges. Litigation costs may include but are not limited to filing fees, deposition costs, expert witness fees, expenses of service of process, and other such costs paid or incurred in any administrative, arbitration, or court proceedings involving a Lender and any Covered Person, including proceedings under the Federal Bankruptcy Code. All costs which Borrower is obligated to pay or reimburse Administrative Agent or the Lenders are Loan Obligations payable to Administrative Agent or Lender, as applicable, and are payable on demand by Administrative Agent or such Lender.

      20.9. GENERAL INDEMNITY.

            20.9.1. Borrower agrees to indemnify and hold harmless Administrative Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an Indemnified Party) from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, the Acquisition Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans, or the manufacture, storage, transportation, release or disposal of any Hazardous Material on, from, over or affecting any of the assets, properties, or operations of any Covered Person or any predecessor in interest, directly or indirectly, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding

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            to which the indemnity in this Section 20.9 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Borrower agrees not to assert any claim against Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, the Acquisition Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans. Borrower shall pay, indemnify and hold harmless the Indemnified Parties for, from and against, and shall promptly reimburse the Indemnified Parties for, any and all claims, damages, liabilities, losses, costs and expenses (including reasonable attorneys' fees and expenses and amounts paid in settlement) incurred, paid or sustained by the Indemnified Parties, arising out of or relating to the Acquisition Documents or enforcement by Administrative Agent of any of its rights with respect thereto.

            20.9.2. The obligations of Borrower under this Section 20.9 shall survive the termination of the Commitments, the expiration of the Letters of Credit, and the indefeasible full payment and satisfaction of all of the Loan Obligations.

            20.9.3. To the extent that any of the indemnities required from Borrower under this Section are unenforceable because they violate any Law or public policy, Borrower shall pay the maximum amount which it is permitted to pay under applicable Law.

      20.10. LETTERS OF CREDIT. Borrower assumes all risks of the acts or omissions of any beneficiary of any of the Letters of Credit. Neither Administrative Agent nor any of its directors, officers, employees, agents, or representatives shall be liable or responsible for: (a) the use which may be made of any of the Letters of Credit or for any acts or omissions of beneficiary in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by Administrative Agent against presentation of documents which, on their face, appear to comply with the terms of any Letter of Credit, even though such documents may fail to bear any reference or adequate reference to any such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit in connection with which Administrative Agent would, pursuant to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended from time to time), be absolved from liability. In furtherance and not in limitation of the foregoing, Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

      20.11. CHANGES IN ACCOUNTING PRINCIPLES. If any Covered Person, at the end of its fiscal year and with the concurrence of its independent certified public accountants,

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      changes the method of valuing the Inventory of such Covered Person, or if any other changes in accounting principles from those used in the preparation of any of the Financial Statements are required by or result from the promulgation of principles, rules, regulations, guidelines, pronouncements or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or bodies with similar functions), and any of such changes result in a change in the method of calculation of, or affect the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of such Covered Person shall be the same after such changes as if such changes had not been made; provided, however, that until such changes are made, all financial covenants herein and all the provisions hereof which contemplate financial calculation hereunder shall remain in full force and effect.

      20.12. LOAN RECORDS. The date and amount of all Advances to Borrower and payments of amounts due from Borrower under the Loan Documents will be recorded in the records that Administrative Agent normally maintains for such types of transactions. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligation of Borrower to repay the Loans and other amounts payable under the Loan Documents. Borrower shall have the burden of proving that such records are not correct. Borrower agrees that Administrative Agent's and any Lender's books and records showing the Loan Obligations and the transactions pursuant to this Agreement shall be admissible in any action or proceeding arising therefrom, and shall constitute prima facie proof thereof, irrespective of whether any Loan Obligation is also evidenced by a promissory note or other instrument. Administrative Agent will provide to Borrower a monthly statement of Advances, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate and binding on Borrower and an account stated (except for reversals and reapplications of payments as provided in Section 6.7 and corrections of errors discovered by Administrative Agent or a Lender), unless Borrower notifies Administrative Agent in writing to the contrary within 60 days after such statement is rendered. In the event a timely written notice of objections is given by Borrower, only the items to which exception is expressly made will be considered to be disputed by Borrower.

      20.13. OTHER GUARANTIES. Administrative Agent or any Lender may, without notice or demand and without affecting Borrower's obligations hereunder, from time to time: accept and hold any endorsement or guaranty of payment of all or any part of the Loan Obligations and release or substitute any such endorser or guarantor or any other Person in any way obligated to pay all or any part of the Loan Obligations.

      20.14. LOAN OBLIGATIONS PAYABLE IN DOLLARS. All Loan Obligations that are payable in Dollars under the terms of the Loan Documents shall be payable only in Dollars. If, however, to obtain a judgment in any court it is necessary to convert a Loan Obligation payable in Dollars into another currency, the rate of exchange used shall be that at which Administrative Agent, using its customary procedures, could purchase Dollars with such

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      other currency in New York, New York on the Business Day immediately preceding the day on which such judgment is rendered. If any sum in another currency is paid to a Lender or received by a Lender and applied to a Loan Obligation payable in Dollars, such Loan Obligation shall be deemed paid and discharged only to the extent of the amount of Dollars that Administrative Agent, using its customary procedures, is able to purchase in New York, New York with such sum on the Business Day immediately following receipt thereof. Borrower agrees to indemnify each Lender against any loss in Dollars that it may incur on such Loan Obligation as a result of such payment or receipt and application to such Loan Obligation.

21.   MISCELLANEOUS.

      21.1. NOTICES. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing, and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or three (3) days after deposit in the United States mail, postage prepaid, in the case of overnight courier services, one (1) day after delivery to the overnight courier service, or in the case of telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or such other address as either party may designate by notice to the other in accordance with the terms of this Section, or, in the case of electronic delivery by e-mail, when received at the e-mail address listed on the signature pages hereto or at such other e-mail address as any party may designate by notice to the other parties in accordance with the terms of this Section. No notice given to or demand made on Borrower by Administrative Agent or any Lender in any instance shall entitle Borrower to notice or demand in any other instance.

      21.2. AMENDMENTS AND MODIFICATIONS; WAIVERS AND CONSENTS. Unless otherwise provided herein, no amendment to or modification of any provision of this Agreement, or of any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers of Borrower and Required Lenders. Unless otherwise provided herein, no waiver of, or consent to any departure by Borrower from, the requirements of any provision of this Agreement or any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers of Required Lenders. Any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. The foregoing notwithstanding, no such amendment, modification or consent shall, unless signed by authorized officers of Borrower and of all Lenders: (i) extend or increase any Commitment or subject any Lender or the Letter of Credit Issuer to a greater obligation than expressly provided for in this Agreement, (ii) reduce or forgive the repayment of principal of any Advance or the reimbursement of any draw on a Letter of Credit or change the rate, or mechanism for determining the rate, of interest on any Advance or any fees or other amounts payable by Borrower hereunder, (iii) change the regularly scheduled dates for payments of principal or interest of any Advance or other fees or amounts payable to any Lender under the Loan Documents (including, without limitation, the Revolving Loan Maturity Date), (iv) change the provisions of Section 18 to the detriment of any Lender, (v) change the definition of Required Lenders herein, (vi) change any requirement herein that any particular action be taken by all Lenders or by Required Lenders, (vii) change the

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      provisions of this Section, (viii) release any Covered Person or any
      Guarantor from its obligations under the Loan Documents, or (ix) change any provisions of this Agreement requiring ratable distributions to Lenders. No failure by Administrative Agent or any Lender to exercise, and no delay by Administrative Agent or any Lender in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Administrative Agent or any Lender of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege existing under any Law or otherwise.

      21.3. RIGHTS CUMULATIVE. Each of the rights and remedies of Administrative Agent and Lenders under this Agreement shall be in addition to all of its other rights and remedies under applicable Law, and nothing in this Agreement shall be construed as limiting any such rights or remedies.

      21.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and all future holders of the Notes and their respective successors and assigns, except that Borrower may not assign, delegate or transfer any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent and Required Lenders. With respect to Borrower's successors and assigns, such successors and assigns shall include any receiver, trustee or debtor-in-possession of or for Borrower.

      21.5. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

      21.6. COUNTERPARTS. This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

      21.7. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Agreement, the Notes and the other Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

      21.8. COUNTERPART FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

      21.9. EFFECT OF MERGER OF BANK. Effective immediately upon the merger of Administrative Agent or a Lender with or into another financial institution, all references to Administrative Agent or such Lender under every Loan Document shall be deemed to be references to the surviving institution. If the surviving institution does not have a "Prime Rate," references in the Loan Documents to Prime Rate shall be deemed to be references to the reference rate (however it is designated) established from time to time by the surviving institution that is most similar to the Prime Rate.

      21.10. NEGOTIATED TRANSACTION. Borrower, Administrative Agent and each Lender represent each to the others that in the negotiation and drafting of this Agreement and the other Loan Documents they have been represented by and have relied upon the advice of counsel of their choice. Borrower and Administrative Agent affirm that their counsel have both had substantial roles in the drafting and negotiation of this Agreement and each Lender affirms that its counsel has participated in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by all of Borrower, Administrative Agent and Lenders, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

      21.11. CHOICE OF FORUM. SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE NORTHERN DISTRICT OF ILLINOIS AND THE STATE COURTS OF ILLINOIS LOCATED IN COOK COUNTY AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN ADMINISTRATIVE AGENT, LENDERS, AND BORROWER OR THE CONDUCT OF ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE
      FOREGOING: (1) ADMINISTRATIVE AGENT OR ANY LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN ANY COURTS OF ANY OTHER JURISDICTION ADMINISTRATIVE AGENT OR ANY LENDER DEEM NECESSARY OR APPROPRIATE, AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE

      MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

      21.12. SERVICE OF PROCESS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES HEREOF, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS; OR AT ADMINISTRATIVE AGENT'S OR ANY LENDER'S OPTION, BY SERVICE UPON CT CORPORATION, WHICH BORROWER IRREVOCABLY APPOINTS AS BORROWER'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS. ADMINISTRATIVE AGENT OR SUCH LENDER SHALL PROMPTLY FORWARD BY REGISTERED MAIL ANY PROCESS SO SERVED UPON SAID AGENT TO BORROWER AT ITS ADDRESS ON THE SIGNATURE PAGES HEREOF. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      21.13. WAIVER OF JURY TRIAL. BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR EITHER OF THEM IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      21.14. INCORPORATION BY REFERENCE. Each attachment, exhibit and schedule hereto and all of the terms of the other Loan Documents are incorporated in and made a part of this Agreement by this reference.

      21.15. PATRIOT ACT NOTIFICATION. As required by federal law and LaSalle's policies and practices, LaSalle may need to collect certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services.

      21.16. STATUTORY NOTICE - ORAL COMMITMENTS. Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan
      Documents:

      ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

      Borrower acknowledges that there are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and, except as expressly described herein, that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

TALX CORPORATION, A MISSOURI CORPORATION
AS BORROWER

By:   /s/  L. Keith Graves
   ------------------------------------------------
      L. Keith Graves, Chief Financial Officer

NOTICE ADDRESS FOR BORROWER:

11432 Lackland Road
St. Louis, Missouri 63146
Attention:  William Canfield and L. Keith Graves
E-Mail:  wwc@talx.com; lkg@talx.com

WITH A COPY TO:
Bryan Cave LLP
One Metropolitan Square
Suite 3600
St. Louis, Missouri 63102
Attention: R. Randall Wang and Karen W. Fries
E-Mail:  rrwang@bryancave.com; kwfries@bryancave.com

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

LASALLE BANK NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT AND A LENDER

By:      /s/ Tom Harmon
   ---------------------------------------
Name: Tom Harmon
Title: Senior Vice President

NOTICE ADDRESS:

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1425
Chicago, IL 60603
Attention:  Israel Balaguer
E-Mail:  israel.balaguer@abnamro.com

With copies to:

LaSalle Bank National Association
One North Brentwood, Suite 950
Clayton, Missouri  63105
Attention:  Tom Harmon
E-Mail:  tom.harmon@abnamro.com

And

Blackwell Sanders Peper Martin
720 Olive Street, Suite 2400
St. Louis, Missouri 63101
Attention:  John P. McNearney
E-Mail:  jmcnearney@blackwellsanders.com

APPLICABLE LENDING OFFICE:

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1425
Chicago, IL 60603
Attention:  Israel Balaguer

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

SOUTHWEST BANK OF ST. LOUIS, AS A LENDER

By:  /s/ Robert W. Sellers
     -------------------------------------
Name:    Robert W. Sellers
Title:   Senior Vice President

NOTICE ADDRESS AND APPLICABLE LENDING OFFICE:

Southwest Bank of St. Louis
13205 Manchester Road
St. Louis, MO  63101
Attn: Robert W. Sellers
E-Mail:  rsellers@swbank-stl.com

With a copy to:

Armstrong Teasdale LLP
One Metropolitan Square
211 N. Broadway, Suite 2600
St. Louis, Missouri 63102
Attention:  John Sullivan
E-Mail:  jsullivan@armstrongteasdale.com

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

NATIONAL CITY BANK OF THE MIDWEST, AS A LENDER

By:  /s/ Eric Hartman
   ---------------------------------------
Name: Eric Hartman
Title: Vice President

NOTICE ADDRESS AND APPLICABLE LENDING OFFICE:

National City Bank
10401 Clayton Road
St. Louis, MO  63131
Attention: Eric Hartman
E-Mail:  eric.hartman@nationalcity.com

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

FIFTH THIRD BANK, AS A LENDER

By:  /s/ Shawn Hagan
   -------------------------------
Name:  Shawn Hagan
Title: Vice President

NOTICE ADDRESS AND APPLICABLE LENDING OFFICE:

Fifth Third Bank
Fifth Third Center
8000 Maryland Avenue, Suite 1400
St. Louis, Missouri 63105
Attn.:   Shawn Hagan
E-Mail:  shawn.hagan@53.com

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

MERRILL LYNCH CAPITAL, A DIVISION OF
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., AS A LENDER

By:  /s/ Phillip J. Salter
   ---------------------------------------
Name:  Phillip J. Salter
Title: Vice President

NOTICE ADDRESS AND APPLICABLE LENDING OFFICE:

Merrill Lynch Business Financial Services
222 North LaSalle Street, 17th Floor
Chicago, Illinois 60601
Attn:    Phillip Salter, Vice President
E-Mail:  phillip_salter@ml.com

With a copy to:

Windels Marx Lane & Mittendorf, LLP
156 West 56th Street
New York, New York 10019
Attn.:   Eric W. Bruenner, Esq.
E-Mail:  ebruenner@windelsmarx.com

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Execution Date.

FIRST BANK, AS A LENDER

By:  /s/  Keith Schmelder
    --------------------------------------
Name:  Keith Schmelder
Title: Senior Vice President

NOTICE ADDRESS AND APPLICABLE LENDING OFFICE:

First Bank
135 North Meramec
Clayton, Missouri 63105
Attn.:   Keith Schmelder, Sr. Vice President
E-Mail:  keith.schmelder@fbol.com

                            [SIGNATURE PAGE FOLLOWS]

                                   EXHIBIT 2.1

                                    GLOSSARY

ACCOUNT -- as to any Person, the right of such Person to payment for goods sold or leased or for services rendered by such Person.

ACCOUNT DEBTOR -- the obligor on any Account.

ACQUIRING COMPANY -- the Person obligated to pay or provide the consideration payable in connection with a Permitted Acquisition upon the consummation thereof.

ACQUISITION DOCUMENTS -- means the documents to which Borrower or any other Covered Person is a party and under which any Permitted Acquisition is contemplated.

ADJUSTED BASE RATE -- is defined in Section 4.3.

ADJUSTED EURODOLLAR RATE -- is defined in Section 4.4.

ADMINISTRATIVE AGENT -- LaSalle in its capacity as Administrative Agent under this Agreement, and its successors and assigns in such capacity.

ADVANCE -- a Revolving Loan Advance or Swingline Loan.

ADVANCE DATE -- the date on which an Advance is requested by Borrower to be made, or is otherwise contemplated or intended to be made, as provided herein.

AFFECTED LOAN -- is defined in Section 19.5.

AFFILIATE -- with respect to any Person, (a) any other Person who is a partner, director, officer, stockholder, member, partner or other equity holder of such Person; and (b) any other Person which, directly or indirectly, through one or more intermediaries, is in control of, is controlled by or is under common control with such Person, and any partner, director, officer or stockholder, member, partner or other equity holder of such other Person described. For purposes of this Agreement, control of a Person by another Person shall be deemed to exist if such other Person has the power, directly or indirectly, either to (i) vote twenty percent (20%) or more of the securities, membership interests or other equity interest having the power to vote in an election of directors or managers of such Person, or (ii) direct the management of such Person, whether by contract or otherwise and whether alone or in combination with others.

AGENCY FEE -- is specified in Section 5.6.

AGENCY FEE LETTER -- means that certain fee letter dated March 4, 2004 between the Borrower and the Agent, which is incorporated herein by reference.

AGGREGATE REVOLVING LOAN -- the from time to time outstanding principal balance of all Revolving Loan Advances.

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

AGGREGATE REVOLVING LOAN COMMITMENT -- the aggregate commitments of Lenders as stated in Section 3.1.1 to fund Revolving Loan Advances, as it may be changed as provided herein.

AGREEMENT -- this document (including every document that is stated herein to be an appendix, exhibit or schedule hereto, whether or not physically attached to this document).

APPLICABLE LENDING OFFICE -- means, for Administrative Agent and each Lender and for each Loan, the Applicable Lending Office of Administrative Agent or such Lender (or of an Affiliate of such Lender) designated for such Loan on the signature pages hereof or such other office of such Lender (or an Affiliate of Administrative Agent or such Lender) as Administrative Agent or such Lender may from time to time specify to Administrative Agent (in the case of another Lender) and Borrower by written notice in accordance with the terms hereof as the office by which its Loans are to be made and maintained.

ASBESTOS MATERIAL -- either asbestos or asbestos-containing materials.

BASE RATE -- for any day, the rate per annum equal to the higher of: (i) the Prime Rate (as such rate may fluctuate from time to time as provided for herein) for such day; or (ii) the Federal Funds Rates plus 0.5%. Any change in the Base Rate due to a change in either the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate. The interest rate so designated from time to time as the Base Rate by Administrative Agent is a reference rate and does not necessarily represent the lowest or best rate charged to any customer of Administrative Agent or any other Lender.

BASE RATE ADVANCE -- an Advance that will become a Base Rate Loan.

BASE RATE MARGIN -- is specified in Section 4.5.

BASE RATE LOAN -- any portion of a Loan on which interest accrues at the Base Rate.

BENEFICIAL OWNER -- as defined in Rule 13-D-3 of the Securities and Exchange Commission.

BORROWER -- TALX Corporation, a Missouri corporation.

BORROWING OFFICER -- each officer of Borrower who is authorized to submit a request for an Advance or the issuance of a Letter of Credit on behalf of Borrower.

BUSINESS DAY -- a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the Laws of either the United States or the State of Illinois and when used in connection with Eurodollar Loans, also a day other than any day on which dealings in U.S. Dollar deposits are not carried on in the London interbank market.

BUYING LENDER(S) -- is defined in Section 3.4.4.

CAPITAL LEASE -- any lease that has been or should be capitalized under GAAP.

CHARTER DOCUMENTS -- the articles or certificate of incorporation and bylaws of a corporation; the certificate of limited partnership and partnership agreement of a limited partnership; the partnership agreement of a general partnership; the articles of organization and operating agreement of a limited liability company; or the indenture of a trust.

COBRA -- the Consolidated Omnibus Budget Reconciliation Act.

CODE -- the Internal Revenue Code of 1986 and all regulations thereunder of the IRS.

COMMITMENT - means, as to any Lender, such Lender's commitment to make Loans and to issue or participate in Letters of Credit under this Agreement.

COMMITMENT AND ACCEPTANCE -- is defined in Section 3.4.1.

COMMITMENT INCREASE NOTICE --is defined in Section 3.4.2.

COMMONLY CONTROLLED ENTITY -- a Person which is under common control with another Person within the meaning of Section 414(b) or (c) of the Code.

COMPLIANCE CERTIFICATE -- defined in Section 14.14

CONTRACT -- any contract, note, bond, indenture, lease, deed, mortgage, deed of trust, security agreement, pledge, hypothecation agreement, assignment, or other agreement or undertaking, or any security.

COVERED PERSON -- defined in Section 2.3.

DEFAULT -- any of the events listed in Section 17.1 of this Agreement, without giving effect to any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any other condition, event or act.

DEFAULT RATE -- the rate of interest payable on each Loan after its Maturity and in certain other circumstances as provided in Section 4.10.

DISCLOSURE SCHEDULE -- the disclosure schedule of Borrower attached hereto as
Exhibit 12.

DOL -- the United States Department of Labor.

DOLLARS and the sign $ -- lawful money of the United States.

DEFAULTING LENDER -- is defined in Section 7.5.

EBIT -- is defined in Section 16.1.

EBITDA -- is defined in Section 16.1.

EFFECTIVE COMMITMENT AMOUNT -- is defined in Section 3.4.3.

EFFECTIVE DATE -- the date on which all of the conditions precedent set forth in
Section 10.1 have been satisfied.

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

ELIGIBLE ASSIGNEE -- means (i) a Lender; (ii) an Affiliate of a Lender; and
(iii) any other Person approved by Administrative Agent; provided, however, that neither Borrower, any Covered Person, any Guarantor nor an Affiliate of Borrower or Guarantor shall qualify as an Eligible Assignee.

EMPLOYMENT LAW -- ERISA, the Occupational Safety and Health Act, the Fair Labor Standards Act, or any other Law pertaining to the terms or conditions of labor or safety in the workplace or discrimination or sexual harassment in the workplace.

ENVIRONMENTAL LAW -- the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Clean Air Act, or any other Law pertaining to environmental quality or remediation of Hazardous Material.

ENVIRONMENTAL PROPERTY TRANSFER ACTS -- any law pertaining to the provision of notices or obtaining of environmental permit transfers or consents, required in order to consummate the transfer of real or personal property or the perfection of Security Interests.

EPA -- the United States Environmental Protection Agency.

ERISA -- the Employee Retirement Income Security Act of 1974.

ERISA AFFILIATE -- as to any Person, any trade or business (irrespective of whether incorporated) which is a member of a group of which such Person is a member and thereafter treated as a single employer under 414(b), (c), (m) or (o) of the Code or applicable Treasury Regulations.

EURODOLLAR ADVANCE -- an Advance that will become a Eurodollar Loan.

EURODOLLAR MARGIN-- is defined in Section 4.5.

EURODOLLAR LOAN -- any portion of an Aggregate Loan on which interest accrues at the Adjusted Eurodollar Rate.

EURODOLLAR RATE -- for the applicable Interest Period therefor, means a rate of interest equal to (a) the per annum rate of interest at which United States dollar deposits in an amount comparable to the amount of the relevant Eurodollar Loan and for a period equal to the relevant Interest Period are offered in the London Interbank Eurodollar market at 11:00 A.M. (London time) two (2) Business Days prior to the commencement of such Interest Period (or three (3) Business Days prior to the commencement of such Interest Period if banks in London, England were not open and dealing in offshore United States dollars on such second preceding Business Day), as displayed in the Bloomberg Financial Markets system (or other authoritative source selected by the Administrative Agent in its sole discretion) or, if the Bloomberg Financial Markets system or another authoritative source is not available, as the Eurodollar Rate is otherwise determined by the Administrative Agent in its sole and absolute discretion, divided by (b) a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), such rate to remain fixed for such Interest Period. Without limiting the effect of the foregoing, the reserve requirement shall reflect any other reserves required to be maintained by any Lender with respect to any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or any category of extensions of credit or other assets which include Eurodollar Loans. (The entire amount of a Eurodollar Loan shall be deemed to constitute a Eurocurrency liability and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or setoffs which may be available from time to time to any Lender under Regulation D.) The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirements. The Administrative Agent's determination of the Eurodollar Rate shall be conclusive, absent manifest error.

EVENT OF DEFAULT -- any of the events listed in Section 17.1 of this Agreement as to which any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any further condition, event or act has been satisfied.

EXECUTION DATE -- the date when this Agreement has been executed.

EXISTING DEFAULT -- a Default which has occurred and is continuing, or an Event of Default which has occurred, and which has not been waived in writing by the Required Lenders, or all of the Lenders if required by Section 21.2.

FEDERAL FUNDS RATE -- for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent.

FIRST AMENDED AND RESTATED LOAN AGREEMENT -- is defined in the preamble to this Agreement.

FINANCIAL STATEMENTS -- the most recent of the Initial Financial Statements and the financial statements of Borrower required to be furnished to Administrative Agent under Section 14.14 of this Agreement.

FRB -- the Board of Governors of the Federal Reserve System and any successor thereto or to the functions thereof.

FRONTING FEE -- the fee payable to Letter of Credit Issuer as required in
Section 5.4.

GAAP -- those generally accepted accounting principles set forth in Statements of the Financial Accounting Standards Board and in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support in the United States and are applicable in the circumstances, as applied on a consistent basis.

GOVERNMENTAL AUTHORITY -- the federal government of the United States; the government of any foreign country that is recognized by the United States or is a member of the United Nations; any state of the United States; any local Government or municipality within the territory or under the jurisdiction of any of the foregoing; any department, agency, division, or instrumentality of any of the foregoing; and any court, arbitrator, or board of arbitrators whose orders or judgements are enforceable by or within the territory of any of the foregoing.

GROUP -- as used in Regulation 13-D issued by the Securities and Exchange Commission.

GUARANTOR -- each of the Persons required under this Agreement to execute and deliver to Administrative Agent for the benefit of Lenders a guaranty of part or all of the Loan Obligations.

GUARANTY -- each guaranty of part or all of the Loan Obligations executed and delivered to Administrative Agent for the benefit of Lenders by any Guarantor.

HAZARDOUS MATERIAL -- any hazardous, radioactive, toxic, solid or special waste, material, substance or constituent thereof, or any other such substance (as defined under any applicable Law or regulation), including Asbestos Material. HAZARDOUS MATERIAL does not include materials or products containing hazardous constituents which are not considered to be waste under the applicable Environmental Law or which are considered to be waste but are transported, handled or disposed of in accordance with the applicable Environmental Law, or Asbestos Material which is not friable.

IMPOSITIONS -- is defined in Section 19.6.1.

INDEBTEDNESS -- as to any Person at any particular date, any contractual obligation enforceable against such Person (i) to repay borrowed money; (ii) to pay the deferred purchase price of property or services; (iii) to make payments or reimbursements with respect to bank acceptances or to a factor; (iv) to make payments or reimbursements with respect to letters of credit whether or not there have been drawings thereunder; (v) with respect to which there is any Security Interest in any property of such Person; (vi) to make any payment or contribution to a Multi-Employer Plan; (vii) that is evidenced by a note, bond, debenture or similar instrument; (viii) under any conditional sale agreement or title retention agreement; or (ix) to pay interest or fees with respect to any of the foregoing. INDEBTEDNESS also includes any other Obligation that either
(i) is non-contingent and liquidated in amount or (ii) should under GAAP be included in liabilities and not just as a footnote on a balance sheet.

INDIRECT OBLIGATION -- as to any Person, (a) any guaranty by such Person of any Obligation of another Person; (b) any Security Interest in any property of such Person that secures any Obligation of another Person; (c) any enforceable contractual requirement that such Person (i) purchase an Obligation of another Person or any property that is security for such Obligation, (ii) advance or contribute funds to another Person for the payment of an Obligation of such other Person or to maintain the working capital, net worth or solvency of such other Person as required in any documents evidencing an Obligation of such other Person, (iii) purchase property, securities or services from another Person for the purpose of assuring the beneficiary of any

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Obligation of such other Person that such other Person has the ability to timely pay or discharge such Obligation, (iv) grant a Security Interest in any property of such Person to secure any Obligation of another Person, (v) otherwise assure or hold harmless the beneficiary of any Obligation of another Person against loss in respect thereof; (d) any Obligation arising from the endorsement by such Person of an instrument; (e) any Obligation of such Person as a surety; and (f) any other contractual requirement enforceable against such Person that has the same substantive effect as any of the foregoing. The term INDIRECT OBLIGATION does not, however, include the endorsement by a Person of instruments for deposit or collection in the ordinary course of business or the liability of a general partner of a partnership for Obligations of such partnership. The amount of any Indirect Obligation of a Person shall be deemed to be the stated or determinable amount of the Obligation in respect of which such Indirect Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

INITIAL FINANCIAL STATEMENTS -- the financial statements (not including the proforma financial statements) of Borrower referred to in Section 10.1.2.

INTELLECTUAL PROPERTY -- as to any Person, any domestic or foreign patents or patent applications of such Person, any inventions made or owned by such Person upon which either domestic or foreign patent applications have not yet been filed, any domestic or foreign trade names or trademarks of such Person, any domestic or foreign trademark registrations or applications filed by such Person, any domestic or foreign service marks of such Person, any domestic or foreign service mark registrations and applications by such Person, any domestic or foreign copyrights of such Person, and any domestic or foreign copyright registrations or applications by such Person.

INTERCREDITOR AGREEMENT - means that certain Intercreditor Agreement dated as of May 25, 2006 among the Borrower, the Administrative Agent, the Lenders, Prudential Retirement Insurance And Annuity Company, The Prudential Insurance Company of America, MTL Insurance Company, The Guardian Life Insurance Company of America, American Investors Life Insurance Company, and AmerUs Life Insurance Company, as the same may be amended, restated, supplemented or otherwise modified from time to time.

INTEREST EXPENSE -- is defined in Section 16.1.

INTEREST HEDGE OBLIGATION -- any obligations of Borrower to Administrative Agent or any Affiliate of Administrative Agent under an agreement or agreements between Borrower and Administrative Agent or any Affiliate of Administrative Agent under which the exposure of Borrower to fluctuations in interest rates is effectively limited, whether in the form of one or more interest rate cap, collar, or corridor agreements, interest rate swaps, or the like, or options therefor.

INTEREST PERIOD -- the period during which a particular Adjusted Eurodollar Rate applies to a Eurodollar Loan, as selected by Borrower as provided in Section 4.7.

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INVENTORY -- goods owned and held by a Person for sale, lease or resale or furnished or to be furnished under contracts for services, and raw materials, goods in process, materials, component parts and supplies used or consumed, or held for use or consumption in such Person's business.

INVESTMENT -- (a) a loan or advance of money or property to a Person, (b) stock, membership interest, or other equity interest in a Person, (c) a debt instrument issued by a Person, whether or not convertible to stock, membership interest, or other equity interest in such Person, or (d) any other interest in or rights with respect to a Person which include, in whole or in part, a right to share, with or without conditions or restrictions, some or all of the revenues or net income of such Person.

IRS -- the Internal Revenue Service.

JOHNSON - means Johnson & Associates, LLC, a Nebraska limited liability company.

LASALLE -- LaSalle Bank National Association.

LAW -- any statute, rule, regulation, order, judgment, award or decree of any Governmental Authority.

LENDER -- any one of the lenders listed on Exhibit 3 to this Agreement, including Administrative Agent in its capacity as a lender, or any Person who takes an assignment from any of such lenders of all or a portion of its rights and obligations as a lender under this Agreement pursuant to Section 20.4.1 and an Assignment and Acceptance as provided therein.

LENDER INCREASE NOTICE -- is defined in Section 3.4.2.

LENDERS' EXPOSURE -- the sum of the Aggregate Revolving Loan Commitment and the Letter of Credit Exposure.

LETTER OF CREDIT -- any standby or commercial (documentary) letter of credit issued by Letter of Credit Issuer pursuant to the Letter of Credit Commitment.

LETTER OF CREDIT AGREEMENT -- defined in Section 11

LETTER OF CREDIT COMMITMENT -- the commitment of the Letter of Credit Issuer to issue Letters of Credit as provided in Section 3.3.

LETTER OF CREDIT EXPOSURE -- the undrawn amount of all outstanding letters of credit issued under the Letter of Credit Commitment plus all amounts drawn on such letters of credit and not yet reimbursed by Borrower.

LETTER OF CREDIT FEE -- the fee payable to Administrative Agent and Lenders as required in Section 5.3.

LETTER OF CREDIT ISSUER -- LaSalle, or any other Lender succeeding to LaSalle's commitment to issue Letters of Credit pursuant to Section 3.3.

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LOAN -- a Revolving Loan or a Swingline Loan.

LOAN AGREEMENT -- this Agreement.

LOAN DOCUMENTS -- this Agreement, the Notes, each Guaranty, any Rate Agreement, any reimbursement agreement between Borrower and the Letter of Credit Issuer and all other agreements, certificates, documents, instruments and other writings executed from time to time in connection herewith or related hereto.

LOAN OBLIGATIONS -- all of Borrower's Indebtedness owing to Letter of Credit Issuer, Administrative Agent or Lenders under the Loan Documents, whether as principal, interest, fees or otherwise, including, without limitation, the Borrower's Indebtedness under this Agreement, all reimbursement obligations of Borrower to Letter of Credit Issuer or Lenders with respect to the Letter of Credit Exposure, all Obligations to Administrative Agent, and all other obligations and liabilities of Borrower to Administrative Agent or Lenders under the Loan Documents and all Interest Hedge Obligations (in each case including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, including but not limited to the obligation of Borrower to repay future advances by Administrative Agent or Lenders hereunder, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower, Administrative Agent or Lenders in the Loan Documents.

LOCAL TIME -- the local time in the city in which Administrative Agent's address is located, as set forth on the signature page hereto (as changed from time to time in accordance with the terms hereof).

MARGIN -- the Base Rate Margin or Eurodollar Margin.

MATERIAL ADVERSE EFFECT -- as to any Covered Person and with respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, investigation or proceeding), a material adverse effect on (i) the business, operations, revenues, financial condition, property, or business prospects of the Borrower specifically or of the Subsidiaries taken as a whole, (ii) the validity or enforceability of the Loan Documents, (iii) the ability of such Person to timely pay or perform such Covered Person's Obligations generally, (iv) in the case of Borrower specifically, the ability of Borrower to pay or perform any of Borrower's Obligations to Lender, or (v) in the case of a Guarantor specifically, the ability of such Guarantor to pay or perform any of its Obligations under the terms of its Guaranty.

MATERIAL AGREEMENT -- as to any Person, any Contract to which such Person is a party or by which such Person is bound which, if violated or breached, has or is reasonably likely to have a Material Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole including without limitation all Acquisition Documents.

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MATERIAL LAW -- any separately enforceable provision of a Law whose violation by a Person has or is reasonably likely to have a Material Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole.

MATERIAL LICENSE -- (i) as to any Covered Person, any license, permit or consent from a Governmental Authority or other Person and any registration and filing with a Governmental Authority or other Person which if not obtained, held or made by such Covered Person has or is reasonably likely to have a Material Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole, and (ii) as to any Person who is a party to this Agreement or any of the other Loan Documents, any license, permit or consent from a Governmental Authority or other Person and any registration or filing with a Governmental Authority or other Person that is necessary for the execution or performance by such party, or the validity or enforceability against such party, of this Agreement or such other Loan Document.

MATERIAL OBLIGATION -- as to any Person, an Obligation of such Person which if not fully and timely paid or performed has or is reasonably likely to have a Material Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole.

MATERIAL PROCEEDING -- any litigation, investigation or other proceeding by or before any Governmental Authority (i) which involves any of the Loan Documents or any of the transactions contemplated thereby, or involves a Covered Person or a Guarantor as a party or any property of Covered Person or a Guarantor, and has or is reasonably likely to have a Material Adverse Effect on the Borrower specifically or the Subsidiaries taken as a whole if adversely determined, (ii) in which there has been issued an injunction, writ, temporary restraining order or any other order of any nature which purports to restrain or enjoin the making of any Advance, the consummation of any other transaction contemplated by the Loan Documents, or the enforceability of any provision of any of the Loan Documents, (iii) which involves the actual or alleged breach or violation by a Covered Person of, or default by a Covered Person under, any Material Agreement, or (iv) which involves the actual or alleged violation by a Covered Person or any Guarantor of any Material Law.

MATURITY -- as to any Indebtedness, the time when it becomes payable in full, whether at a regularly scheduled time, because of acceleration or otherwise.

MAXIMUM AVAILABLE AMOUNT -- the maximum Dollar amount available for Revolving Loan Advances on any date as limited in Section 3.1.2, as it may be changed as provided herein.

MULTI-EMPLOYER PLAN -- a Pension Benefit Plan which is a multi-employer plan as defined in Section 4001(a)(3) of ERISA.

NOTE -- any Revolving Note or Swingline Note.

NOTE PURCHASE AGREEMENT - that certain Note Purchase Agreement dated as of May 25, 2006, among the Borrower, Prudential Retirement Insurance And Annuity Company, The Prudential Insurance Company of America, MTL Insurance Company, The Guardian Life Insurance Company of America, American Investors Life Insurance Company, and AmerUs Life Insurance Company, as the same may be amended, restated, supplemented or otherwise modified from time to time.

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NOTE PURCHASE DOCUMENTS - means the Note Purchase Agreement, the senior guaranteed notes issued pursuant to the Note Purchase Agreement, and any guaranty agreement executed by a Covered Person pursuant to the Note Purchase Agreement, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

NOTICE OF DEFAULT -- is specified in Section 18.4.

OBLIGATION -- as to any Person, any Indebtedness of such Person, any guaranty by such Person of any Indebtedness of another Person, and any contractual requirement enforceable against such Person that does not constitute Indebtedness of such Person or a guaranty by such Person but which would involve the expenditure of money by such Person if complied with or enforced.

OBLIGATIONS TO ADMINISTRATIVE AGENT -- exclusive of all the Loan Obligations, all of Borrower's Indebtedness owing to Administrative Agent (whether as principal, interest, fees or otherwise), all obligations of Borrower under agreements between Borrower and Administrative Agent under which the exposure of Borrower to fluctuations in interest rates is effectively limited, whether in the form of interest rate cap, collar or corridor agreements, interest rate swaps, or the like, or options therefor, all Indirect Obligations of Borrower owing to Administrative Agent, all reimbursement obligations of Borrower to Administrative Agent with respect to letters of credit, and all other obligations and liabilities of Borrower to Administrative Agent including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or acquired by Administrative Agent outright, conditionally or as collateral security from another, including the obligation of Borrower to repay future advances by Administrative Agent, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower and Administrative Agent.

OPERATING LEASE -- any lease that is not a Capital Lease.

ORIGINAL LOAN AGREEMENT -- is defined in the preamble to this Agreement.

PARITY DEBT -- is defined in Section 15.2.9.

PBGC -- the Pension Benefit Guaranty Corporation.

PENSION BENEFIT PLAN -- any pension or profit-sharing plan which is covered by Title I of ERISA and all other benefit plans, in each case in respect of which a Covered Person or a Commonly Controlled Entity of such Covered Person is an employer as defined in Section 3(5) of ERISA.

PERMITTED ACQUISITIONS -- any acquisition by Borrower or a Covered Person of stock, membership interests, or other equity interests of another Person or the assets of another Person permitted under Section 15.7.

PERMITTED DISTRIBUTIONS -- any Distributions permitted under Section 15.9.

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PERMITTED INDEBTEDNESS -- Indebtedness that Borrower is permitted under Section
15.2 to incur, assume, or allow to exist.

PERMITTED INDIRECT OBLIGATIONS -- Indirect Obligations that Borrower is permitted under Section 15.4 to create, incur, assume, or allow to exist.

PERMITTED INVESTMENTS -- Investments that Borrower is permitted under Section
15.1 to make in other Persons.

PERMITTED SECURITY INTERESTS -- Security Interests that Borrower is permitted under Section 15.5 to create, incur, assume, or allow to exist.

PERSON -- any individual, partnership, corporation, trust, unincorporated association, joint venture, limited liability company, Governmental Authority, or other organization in any form that has the legal capacity to sue or be sued. If the context so implies or requires, the term Person includes Borrower.

PERSONAL PROPERTY -- all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles and other personal property of Borrower or any other Covered Person, whether now owned or hereafter acquired, and all proceeds thereof.

PLEDGE AGREEMENTS -- means, collectively, the following agreements: the Collateral Assignment of Membership Interest dated March 31, 2004, executed by Borrower; the Stock Pledge of Ti3 stock dated March 27, 2002 executed by Borrower; the Stock Pledge of TALX UCM Services, Inc. stock dated March 26, 2003 executed by Borrower; the Stock Pledge of UI Advantage, Inc., a Maryland corporation dated October 15, 2004, executed by Borrower; the Stock Pledge of TBT Enterprises, Incorporated dated October 15, 2004, executed by Borrower, the Stock Pledge of Net Profit, Inc., a South Carolina corporation, dated October 25, 2004, by Borrower; the Stock pledge of Jon-Jay Associates, Inc. Stock dated April 20, 2005; the Collateral Assignment of Membership Interest by TALX UCM Services, Inc., a Missouri corporation, dated April 26, 2005; the Collateral Assignment of Membership Interest in Unemployment Services, LLC by TALX UCM Services, Inc. dated November 1, 2005; the Collateral Assignment of Membership Interest in TALX Tax Credits and Incentives, LLC by TALX Corporation dated December 15, 2005; the Collateral Assignment of Membership Interest in Management Insight Incentives, LLC by TALX Tax Credits and Incentives, LLC dated December 15, 2005; and the Stock Pledge of the Stock of Performance Assessment Network, Inc., a Delaware corporation, dated April 6, 2006.

PRIME RATE --on any day, the rate of interest per annum then most recently established by Administrative Agent as its Prime Rate. Such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Administrative Agent to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market interest rates in general.

PRIOR ACQUISITION - means the acquisition of the assets or stock or Glick & Glick Consultants, LLC, Jon-Jay Associates, Inc., Employers Unity, Inc., Business Incentives, Inc. and Performance Assessment Network, Inc.

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PROFORMA FINANCIAL STATEMENTS -- the proforma financial statements referred to in Section 10.1.2.

PROPOSED NEW LENDER -- is defined in Section 3.4.3.

PRO-RATA SHARE -- with respect to each Lender's obligation to make Revolving Loans, participate in Letters of Credit, reimburse the Letter of Credit Issuer, and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (x) prior to the Aggregate Revolving Loan Commitment being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender's Revolving Loan Commitment, by (ii) the Aggregate Revolving Loan Commitment of all Lenders; and (y) from and after the time the Aggregate Revolving Loan Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the sum of the aggregate unpaid principal amount of such Lender's Revolving Loans (after settlement and repayment of all Swingline Loans by the Lenders) and such Lender's Letter of Credit Exposure, by (ii) the sum of the aggregate unpaid principal amounts of all Revolving Loans (after settlement and repayment of all Swingline Loans by the Lenders) and the aggregate Letter of Credit Exposure.

RATE AGREEMENT -- (a) any and all agreements, devices or arrangements (including all schedules, amendments and supplements thereto and all documents and confirming evidence now or hereafter exchanged between the counterparties confirming the transactions governed by such agreements devices or arrangements) designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

REGULATION D, REGULATION T, REGULATION U and REGULATION X -- respectively, Regulation D issued by the FRB, Regulation T issued by the FRB, Regulation U issued by the FRB and Regulation X issued by the FRB.

REPORTABLE EVENT -- a reportable event as defined in Title IV of ERISA or the regulations thereunder.

REPRESENTATIONS AND WARRANTIES -- The representations and warranties made by any Covered Person with respect to itself and any other Covered Persons in Section 12, and the representations and warranties made in any other Loan Document or certificate, report or opinion delivered by Borrower, any Guarantor, or any other Covered Person pursuant to the Loan Documents, as such representations and warranties are modified from time to time as provided in Section 13.

REPURCHASES -- Borrower's repurchase, from time to time, of its issued and outstanding capital stock which was sold pursuant to transactions that are registered under the Securities Act of 1933 or that are exempt therefrom.

REQUIRED LENDERS -- defined in Section 2.4.

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RESPONSIBLE OFFICER -- as to any Person that is not an individual, partnership, limited liability company or trust, the Chairman of the Board of Directors, the President, the chief executive officer, the chief operating officer, the chief financial officer, the Treasurer, any Assistant to the Treasurer, or any Vice President in charge of a principal business unit; as to any partnership, any individual who is a general partner thereof or any individual who has general management or administrative authority over all or any principal unit of the partnership's business; as to any limited liability company, any managing member, or manager, any individual who has general management or administrative authority over all or any principal unit of the limited liability company's business; and as to any trust, any individual who is a trustee.

REVOLVING LOAN -- any Lender's Pro-Rata Share of the Aggregate Revolving Loan.

REVOLVING LOAN ADVANCE -- an Advance by Administrative Agent that is to be funded by Lenders under the Aggregate Revolving Loan Commitment.

REVOLVING LOAN COMMITMENT -- the commitment of each Lender as stated in Section
3.1.1. to fund Revolving Loan Advances.

REVOLVING LOAN MATURITY DATE - April 14, 2010, unless sooner accelerated in accordance with the terms of this Agreement.

REVOLVING LOAN UNUSED FEE -- the fee described in Section 5.2.

REVOLVING NOTE -- any note delivered to a Lender as required by Section 3.1.3 to evidence Borrower's obligation to repay such Lender's Revolving Loan.

SECOND AMENDED AND RESTATED LOAN AGREEMENT -- is defined in the preamble to this Agreement.

SECURITY AGREEMENTS - means, collectively, the following documents: the Security Agreement dated March 27, 2002 executed by Borrower; the Security Agreement dated March 27, 2002 executed by TALX UCM Services, Inc. (f/k/a James E. Frick, Inc.), a Missouri corporation; the Security Agreement dated March 27, 2002 executed by TALX FasTime Services, Inc (f/k/a Ti3,Inc.) a Texas Corporation; the Security Agreement dated March 31, 2004, executed by TALX Employer Services, LLC, a Missouri limited liability company; the Security Agreement dated October 15, 2004, executed by UI Advantage, Inc., a Maryland corporation; the Security Agreement dated October 15, 2004, executed by TBT Enterprises, Incorporated, a Maryland corporation; the Security Agreement dated October 25, 2004, by Net Profit, Inc., a South Carolina Corporation; the Collateral Assignment of, and Security Interest in, Lessee's Interest in Lease, dated May 28, 2004, executed by TALX UCM Services, Inc., a Missouri corporation; the Collateral Assignment of, and Security Interest in, Lessee's Interest in Lease dated May 28, 2004, executed by Borrower, the Stock Pledge of Ti3 stock dated March 27, 2002 executed by Borrower; the Stock Pledge of TALX UCM Services, Inc. stock dated March 26, 2003 executed by Borrower; the Stock Pledge of UI Advantage, Inc., a Maryland corporation dated October 15, 2004, executed by Borrower; the Stock Pledge of TBT Enterprises, Incorporated dated October 15, 2004, executed by Borrower; the Stock Pledge of Net Profit, Inc., a South Carolina corporation, dated October 25, 2004, by Borrower; the Grant of Security Interest in Intellectual Property dated March 27, 2002 by Borrower; the Grant of

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Security Interest in Intellectual Property dated March 27, 2002 by TALX UCM
Services, Inc. (f/k/a James E. Frick, Inc.), a Missouri corporation; the Grant of Security Interest in Intellectual Property dated March 31, 2004 executed by Borrower; the Grant of Security Interest in Intellectual Property dated March 31, 2004, by TALX FasTime Services, Inc., a Texas corporation; the Grant of Security Interest dated March 31, 2004, by TALX UCM Services, Inc. (f/k/a James
E. Frick, Inc.), a Missouri corporation; the Grant of Security Interest in Intellectual Property dated October 25, 2004, by Net Profit, Inc., a South Carolina corporation; and the Trademark Assignment by Net Profit Inc., a South Carolina corporation, dated October 25, 2004; and Security Agreement dated April 20, 2005, executed by Jon-Jay Associates, Inc., a Massachusetts corporation; Security Agreement dated April 26, 2005, by TALX Tax Incentive Services, LLC, a Missouri limited liability company; and Security Agreement dated November 1, 2005, executed by Unemployment Services, LLC, a Missouri limited liability company; the Security Agreement dated December 15, 2005, by TALX Tax Credits and Incentives, LLC, a Missouri limited liability company; the Security Agreement dated December 15, 2005, by Management Insight Incentives, LLC, a Missouri limited liability company; the Security Agreement dated April 6, 2006 by Performance Assessment Network, Inc., a Delaware corporation; and the Grant of Security Interest in Intellectual Property dated April 6, 2006 by Performance Assessment Network, Inc., a Delaware corporation.

SECURITY INTEREST -- as to any item of tangible or intangible property, any interest therein or right with respect thereto that secures an Obligation or Indirect Obligation, whether such interest or right is created under a Contract, or by operation of law or statute (such as but not limited to a statutory lien for work or materials), or as a result of a judgment, or which arises under any form of preferential or title retention agreement or arrangement (including a conditional sale agreement or a lease) that has substantially the same economic effect as any of the foregoing.

SELLER -- any Person who is a party to any Permitted Acquisition other than Borrower or a Covered Person.

SELLING LENDER(S) -- is defined in Section 3.4.4.

SENIOR INDEBTEDNESS -- is defined in Section 16.1.

SOLVENT -- as to any Person, such Person not being "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (the "UFTA") or Section 3 of the Illinois Uniform Fraudulent Transfer Act set forth in Section 160/3 of the Illinois Compiled Statutes (1996) (the "Illinois UFTA"), (ii) such Person not having unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the Illinois UFTA, and (iii) such Person not being unable to pay such Person's debts as they become due within the meaning of
Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the Illinois UFTA.

SUBSIDIARY -- as to any Person, another Person with respect to which more than 50% of the outstanding shares of stock or other equity interests of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned by such Person or by one or more Subsidiaries of such Person; provided, that Johnson shall not be considered a Subsidiary of any Person for purposes of this Agreement so

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long as the book value of Johnson's total assets reflected on a balance sheet prepared in accordance with GAAP (other than goodwill and related intangible assets recorded in connection with the acquisition of Johnson) does not exceed two million five hundred thousand and 00/100 ($2,500,000.00); provided, further that TALX Limited, a company organized under the laws of England, shall not be considered a Subsidiary of any Person for purposes of this Agreement so long as it is not conducting any business.

SURVIVING COMPANY -- as applicable, either (i) the Person that will own the assets to be acquired from a Target Company in a Permitted Acquisition upon the consummation thereof, or (ii) the survivor of the merger of an Acquiring Company with the Target Company in a Permitted Acquisition upon the consummation thereof.

SWINGLINE -- is defined in Section 3.5.

SWINGLINE FACILITY -- is defined in Section 3.5.

SWINGLINE LOAN -- is defined in Section 3.5.

SWINGLINE LOAN EXPOSURE -- the aggregate principal amount of all outstanding Swingline Loans issued under the Swingline Facility.

SWINGLINE NOTE -- is defined in Section 3.5.

TARGET COMPANY -- the Person whose assets or stock, membership interests, or other equity interests will be acquired in a Permitted Acquisition upon the consummation thereof, or if applicable, with which an Acquiring Company will merge in a Permitted Acquisition upon the consummation thereof.

TAX -- as to any Person, any tax, duty, impost, deduction, charges, withholdings, assessment, fee, or other charge 1evied by a Governmental Authority (and all liabilities associated therewith) on the income or property of such Person, including any interest or penalties thereon, and which is payable by such Person.

TOTAL INDEBTEDNESS -- is defined in Section 16.1.

UCC -- the Uniform Commercial Code as in effect from time to time in the State of Illinois or such other similar statute as in effect from time to time in Illinois or any other appropriate jurisdiction.

UNITED STATES -- when used in a geographical sense, all the states of the United States of America and the District of Columbia; and when used in a legal jurisdictional sense, the government of the country that is the United States of America.

WAGE AND HOUR LAWS -- the Davis-Bacon Act, the Service Contract Act, the Contract Work Hours & Safety Standards Act and any other federal Law governing wage compensation or hours of work.

WELFARE BENEFIT PLAN -- any plan described by Section 3(1) of ERISA.

                                    EXHIBIT 3

                LENDERS, LENDERS' COMMITMENTS AND PRO-RATA SHARES

                     LENDER                        REVOLVING LOAN COMMITMENTS
------------------------------------------------   --------------------------
LaSalle Bank National Association                      $     45,000,000
Southwest Bank of St. Louis                            $     35,000,000
National City Bank of the  Midwest                     $     25,000,000
Fifth Third Bank                                       $     17,500,000
Merrill Lynch Capital, a Division of
Merrill Lynch Business Financial Services Inc.         $     17,500,000
First Bank                                             $     10,000,000
AGGREGATE COMMITMENT                                   $ 150,000,000.00

                                  EXHIBIT 3.4.1

                            COMMITMENT AND ACCEPTANCE

                                      Date

LaSalle Bank National Association
One North Brentwood, Suite 950
St. Louis, Missouri 63105
Attention: [____________]

Ladies and Gentlemen:

      Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated May 25, 2006 by and among TALX Corporation, as Borrower, the financial institutions party thereto as Lenders and LaSalle Bank National Association, in its individual capacity as a Lender and as Agent (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      Pursuant to Section 3.4.1 of the Loan Agreement, the Borrower has requested an increase in the Aggregate Revolving Loan Commitment in the amount of $__________ from $____________ to $____________. Such increase in the
Aggregate Revolving Loan Commitment is to become effective on the date (the "Effective Date") which is the later of (i) __________, _____ and (ii) the date on which the conditions precedent set forth in Section 3.4.1 in respect of such increase have been satisfied. In connection with such requested increase in the Aggregate Revolving Loan Commitment, the Administrative Agent and _______________ (the "Accepting Bank") hereby agree as follows:

      1. Effective as of the Effective Date, the Accepting Bank shall become a party to the Loan Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a [Revolving Loan Commitment under and for purposes of the Loan Agreement in an amount equal to the] or [the Revolving Loan Commitment of the Accepting Bank under the Loan Agreement shall be increased from $_________ to the] amount set forth opposite the Accepting Bank's name on the signature page hereof.

      2. The Accepting Bank hereby (i) confirms that it has received a copy of the Loan Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deemed appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement and the Intercreditor Agreement are required to be performed by it as a Lender.

      Revolving Loan Commitment:        [Name of Lender]

      $______________

                                        By: ____________________________________

                                            Name: ______________________________

                                            Title:______________________________


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Administrative Agent

                                        By: ____________________________________

                                            Name: ______________________________

                                            Title:______________________________


                                        TALX CORPORATION,
                                        as Borrower

                                        By: ____________________________________

                                            Name: ______________________________

                                            Title:______________________________

                                  EXHIBIT 7.10
                            LOAN REQUEST CERTIFICATE
                                (REVOLVING LOAN)

To: LaSalle Bank Nation Association
From: TALX Corporation (the "Company")

      This Loan Request Certificate is delivered pursuant to the Third Amended and Restated Loan Agreement (the "Loan Agreement") dated May 25, 2006 by and among LaSalle Bank National Association, as a Lender and as Administrative Agent ("Agent"), and the other lender parties thereto and TALX Corporation ("Borrower"). All terms used herein shall have the meaning set forth in the Loan Agreement.

The undersigned hereby gives irrevocable notice of a request for a borrowing as follows:

1.    New Loan Request: The undersigned hereby requests Lender to make
      and disburse a Loan to Borrower in the amount of:                 $_________________________________

2.    INTEREST RATE REQUESTED:  The undersigned hereby elects           (1)      _______ Adjusted Base Rate
      for interest to accrue on the Revolving Loan requested herein on  (2)      _______ One-month Eurodollar
      the basis of (Select One):                                        (3)      _______ Two-month Eurodollar
                                                                        (4)      _______ Three-month Eurodollar
                                                                        (5)      _______ Six-month Eurodollar

3.    ADVANCE DATE REQUESTED:                                           ________________________________

      The undersigned hereby represents, warrants, ratifies and confirms that, on the date hereof and as of the date of the advance as set forth above, all representations and warranties of Borrower contained in the Loan Agreement are true and correct, that Borrower is in compliance with all covenants of Borrower contained in the Loan Agreement, that no Event of Default under the Loan Agreement has occurred and is continuing and no event that but for the passage of time or the giving of notice would be an Event of Default under the Loan Agreement has occurred and is continuing, that all information contained in this Loan Request Certificate is true and correct and that the new loan request amount set forth above does not exceed the Maximum Available Amount.

EXECUTED this _____ day of ______________________, 200__.

                                           TALX CORPORATION,
                                           a Missouri corporation

                                           By:  ________________________________
                                           Name:  ______________________________
                                           Title: ______________________________

                                 EXHIBIT 10.1.1
                         DOCUMENTS AND REQUIREMENTS LIST

                                Closing Checklist

                                   EXHIBIT 12

                         DISCLOSURE SCHEDULE OF BORROWER

                                  EXHIBIT 14.14
                         FORM OF COMPLIANCE CERTIFICATE

TO: LaSalle Bank National Association, as Administrative Agent

This Compliance Certificate is furnished pursuant to that certain Third Amended and Restated Loan Agreement dated as of May 25, 2006 (as it may be amended, modified, restated or replaced from time to time, the Loan Agreement), among TALX Corporation (referred to herein both collectively and individually as Borrower), LaSalle Bank National Association, as Administrative Agent (Administrative Agent) and the Lenders as defined in the Loan Agreement (Lenders). Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings defined in the Loan Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

      1.    I am the Chief Financial Officer of Borrower.

      2. I have reviewed the terms of the Loan Agreement and the Loan Documents and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of Borrower and each other Covered Person during the accounting period covered by the attached Financial Statements.

      3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Default or Event of Default as of the date of this Compliance Certificate; and to my knowledge all of the Representations and Warranties (including those of each Guarantor in its Guaranty) are true in all material respects.

      4. <Use for annual financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal year ended _____, which are complete and correct in all material respects and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).>

            <Use for quarterly and monthly financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal <quarter> <month> ended _____, which are complete and correct in all material respects (subject to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).>

      5. Borrower and every other Covered Person is in compliance with all of the covenants in the Loan Agreement, including the financial covenants in Section 16, and Schedule II attached hereto contains calculations based on Borrower's financial statements and other financial records that show Borrower's compliance with such financial covenants. The calculations and the data upon which they are based are believed by me to be complete and correct.

This Compliance Certificate, together with the Schedules hereto, is executed and delivered this day of _____________________.

                                     By: _______________________________________
                                     Print Name: _______________________________
                                     Title: ____________________________________

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                        SEE CURRENT FINANCIAL STATEMENTS.

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

All calculations done in accordance with GAAP on a consolidated basis, in accordance with the provisions of the Third Amended and Restated Loan Agreement and based on the period ended __________________. Any inconsistencies between the descriptions of the items set forth in this Schedule II and the terms of any of Sections 16.1 through 16.6 shall be resolved in favor of the terms set forth in Sections 16.1 through 16.6. Reference should be made to Sections 16.1 through
16.6 of the Second Amended and Restated Loan Agreement for more specific instructions regarding the calculation periods and how the components of the financial covenants should be calculated.

I. EBITDA (for preceding four fiscal quarters) (Section 16.1):

                  (i)      Net Income                                                                      $_________

                  (ii)     Interest Expense                                                                $_________

                  (iii)    Federal, State and Local Income Tax expense accrued for
                           as a liability                                                                  $_________

                  (iv)     Amortization of good will and other intangible assets
                           and depreciation expense taken or accrued for in such
                           period, without duplication                                                     $_________

                  (v)      Extraordinary losses in such period incurred or accrued
                           for in such period, without duplication                                         $_________

                  (vi)     Share based compensation expense                                                $_________

                  (vii)    Sums related to consummation of Prior Acquisitions
                           ($2,700,000.00, $1,675,000.00, $650,000.00, or
                           $325,000.00, if applicable)                                                     $_________

                  (viii)   Sum of Items (i) through (vii)                                                  $_________

                  (ix)     Extraordinary income/gain in such period incurred or
                           accrued for in such period, without duplication                                 $_________

                  (x)      Items (viii) minus Item (ix) -- EBITDA                                          $_________

II. EBIT (for preceding four fiscal quarters) (Section 16.1):

                  (i)      Net Income                                                                      $_________

                  (ii)     Interest Expense                                                                $_________

                  (iii)    Federal, State and Local Income Tax expense accrued for
                           as a liability                                                                  $_________

                  (iv)     Share based compensation expense                                                $_________

                  (v)      Sums related to consummation of Prior Acquisitions
                           ($2,700,000.00, $1,675,000.00, $650,000.00, or $325,000.00, if
                           applicable)                                                                     $_________

                  (vi)     Sum of Items (i) through (v) - EBIT                                             $_________

III. MINIMUM INTEREST COVERAGE (for preceding four fiscal quarters) (Section
16.3)

         A.       EBIT (for preceding four fiscal quarters per Item II (vi))                               $_________

                  Less:    (i)    Dividends                                                                $_________

                           (ii)   Federal, State and Local Income Tax expense
                                  accrued for as a liability                                               $_________

         B.       Subtotal (EBIT minus (i) and (ii))                                                       $_________

         C.       Interest Expense                                                                         $_________

         D.       Ratio of Item B to Item C                                                                ______: 1.0

         E.       Minimum ratio required by Section 16.3: 2.0 to 1.

IV. TOTAL INDEBTEDNESS TO EBITDA (for preceding four fiscal quarters) (Section
16.4)

         A.       Total Indebtedness                                                                       $_________

         B.       EBITDA (for preceding four fiscal quarters per Item I (xiii))                            $_________

         C.       Ratio of Item A to Item B                                                                ______: 1.0

         D.       Maximum Ratio of Total Indebtedness to EBITDA permitted by
                  Section 16.4: 2.50 to 1; provided that, notwithstanding the foregoing, for the fiscal quarters ending June 30, 2006 and September 30, 2006, the Borrower's ratio of Total Indebtedness to EBITDA shall not be greater than 2.75 to 1.

V. MINIMUM EBITDA (for preceding four fiscal quarters) (Section 16.6)

         A.       EBITDA (for preceding four fiscal quarters per Item 1 (xiii))                            $_________

         B.       75% EBITDA of Permitted Acquisitions                                                     $_________

         C.       Minimum EBITDA  required by Section 16.6: commencing with the quarter ending June 30, 2006, $60,400,000 plus 75% EBITDA of Permitted
                  Acquisitions                                                                             $_________

                                 EXHIBIT 20.4.1
                                      FORM

                            ASSIGNMENT AND ACCEPTANCE

                           DATED: ___________, ______

      Third Amended and Restated Loan Agreement dated as of May 25, 2006 (as it may be amended, modified, restated or replaced from time to time, the Loan Agreement) among TALX Corporation (referred to herein both collectively and individually as Borrower), LaSalle Bank National Association, as Administrative Agent (Administrative Agent) and the Lenders as defined in the Loan Agreement (Lenders). Terms defined in the Loan Agreement are used herein with the same meaning.

The Assignor and the Assignee referred to on Schedule 1 agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Loan Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Loan Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on
      Schedule 1.

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Covered Person or the performance or observance by any Covered Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note(s) held by the Assignor and requests that Administrative Agent exchange such Note(s) for new Note(s) payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

3. The Assignee (i) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements referred to in Section thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Administrative Agent, the Assignor or any other

      Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement and the Intercreditor Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section

4. Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent. The effective date for this Assignment and Acceptance (the Effective Date) shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on Schedule 1.

5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and the Intercreditor Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Loan Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Notes for periods prior to the Effective Date directly between themselves.

7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                                                   EXHIBIT 10.45

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

Percentage interest assigned:                                  ___________%

Assignee's Commitment:                                        $___________

Aggregate outstanding principal amount of Loans assigned:     $___________

Principal amount of Note payable to Assignee:                 $___________

Principal amount of Note payable to Assignor:                 $___________

Effective Date (if other than date of acceptance by Administrative Agent):
                                                              * __________, ______

                                     [NAME OF ASSIGNOR], as Assignor

                                     By: _____________________________________
                                     Title: __________________________________

                                     Dated: _____________________________, ___

                                     [NAME OF ASSIGNEE], as Assignee

                                     By: _____________________________________
                                     Title: __________________________________

                                     Applicable Lending Office:

*This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Administrative Agent.

Accepted [and Approved]
This __________ day of _______________, _____

LaSalle Bank National Association, as Administrative Agent

By:    __________________________________
Title: __________________________________

Accepted [and Approved]**
This __________ day of _______________, _____

TALX Corporation,

By:    __________________________________
Title: __________________________________

**Approval of Borrower required only if there is no Existing Default